UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05149
                                   811-10631

Name of Fund:  Merrill Lynch Funds for Institutions Series
                           Merrill Lynch Premier Institutional Fund
                           Merrill Lynch Institutional Fund
                           Merrill Lynch Institutional Tax-Exempt Fund
                           Merrill Lynch Government Fund
                           Merrill Lynch Treasury Fund
               Master Institutional Money Market Trust
                           Master Premier Institutional Fund
                           Master Institutional Fund
                           Master Institutional Tax-Exempt Fund

Fund Address:   P.O. Box 9011
                Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
     Officer, Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/06

Date of reporting period: 05/01/05 - 10/31/05

Item 1 - Report to Stockholders

Semi-Annual Report

[LOGO] Merrill Lynch Investment Managers

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
--------------------------------------------------------------------------------

Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund
Merrill Lynch Government Fund
Merrill Lynch Treasury Fund
Merrill Lynch Institutional Tax-Exempt Fund

October 31, 2005

================================================================================

Dear Shareholder:

     We are pleased to provide you with this Semi-Annual Report for the Merrill Lynch Funds for Institutions Series.

Economic Environment

     During the past six months, economic growth remained solid. According to preliminary data, the economy grew at an annualized rate of 4.3% in the third quarter, following a 3.3% growth rate in the second quarter. In the eyes of the Federal Reserve Board (the Fed), the pace of economic growth still warranted a measured removal of "accommodative" monetary policy. Accordingly, the Fed continued raising the federal funds rate in increments of 25 basis points at each Federal Open Market Committee meeting thus far in 2005, bringing the target federal funds rate to 3.75% at period-end, and to 4% one day later.

     The price of oil remained a hot topic throughout the period, although there was often disagreement among market participants as to whether the significant increase posed a greater risk of inflation or a greater threat to consumer spending. Consumer sentiment figures grew weaker as oil prices rose, but Fed officials consistently warned that higher crude costs were most likely to result in higher consumer prices. Despite the Fed's concern, non-energy prices have remained well under control over the past six months, with most "core" readings still below 2% on a year-over-year basis. There also have been signs recently that home prices may be flattening out, which could remove what has been a major driver of economic growth over the past few years. Despite these factors, the Fed is clearly trying to battle the market's expectations for future inflation and has given a clear indication that it intends to continue raising rates through the remainder of 2005 and potentially into early 2006. Yields across the curve rose over the past six months, with the two-year Treasury note yield moving up from 3.66% to 4.40% and the 10-year Treasury yield increasing from 4.21% to 4.57%. The yield spread between the two- and 10-year Treasuries narrowed, which is a typical phenomenon in rising interest rate environments.

Portfolio Matters

Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund

     For the six-month period ended October 31, 2005, Merrill Lynch Premier Institutional Fund's net annualized yield was 3.23%. The Fund's seven-day net annualized yield as of October 31, 2005, was 3.72%. The Fund's average portfolio maturity at October 31, 2005, was 66 days, compared to 68 days at April 30, 2005. During the period, the Fund's average portfolio maturity ranged from a low of 49 days to a high of 70 days.

     For the six-month period ended October 31, 2005, Merrill Lynch Institutional Fund's net annualized yield was 3.17%. The Fund's seven-day net annualized yield as of October 31, 2005, was 3.69%. The Fund's average portfolio maturity at October 31, 2005, was 50 days, unchanged from 50 days at April 30, 2005. During the period, the Fund's average portfolio maturity ranged from a low of 45 days to a high of 61 days.

     Early in the period, we formulated our investment strategy on the premise that the federal funds target would ultimately reach 4%. With that in mind, the portfolios were focused on providing for the above-average shareholder liquidity needs common in a period of rising rates. Thus, we focused on short-term commercial paper

(with maturities of 30 days and shorter) and also attempted to maintain a relatively high percentage of the Funds' assets in overnight investments, which respond quickly to upward movements in the federal funds rate. As a result, each portfolio's average maturity was reduced to a period low of 49 days in August.

     A major development in the short-term fixed income market has caused spreads on variable rate product to become extremely expensive in our judgment. This spread tightening was a result of increased demand but, even more so, was due to a slowdown in U.S. agency issuance. New regulations forced the Federal National Mortgage Association (Fannie Mae) to reduce its balance sheet. The fewer mortgages that Fannie Mae was permitted to own, the less borrowing it needed to do in order to fund its holdings. Thus, discount notes outstanding, which had been the agencies' primary tool of issuance, dipped by $125 billion over the past six months. With all of this supply now missing from the market, spreads on short-term agency debt collapsed. Notably, variable rate debt, which once had spreads as wide as the London Interbank Offered Rate (LIBOR) minus four basis points, were now trading at LIBOR minus 11 basis points. This, in turn, tightened spreads on bank and corporate names as well, leaving us with little interest in the variable rate arena. Moreover, our holdings of variable rate securities dropped from over 50% of each portfolio's net assets in late April to 27% at period-end. We allocated these assets mostly in short-dated commercial paper and certificates of deposit. This allowed us to maintain a shorter average duration and sustain ample liquidity.

     Looking ahead, we intend to proceed as if the Fed will continue to raise the target federal funds rate to a level that it deems to be neutral. Although Hurricanes Katrina and Rita seemed to pose a legitimate threat to economic growth, the fixed income markets dismissed them as merely a temporary shock. We believe the economy is strong enough to absorb a brief slowdown, and that lofty energy prices and the spending associated with rebuilding efforts in the U.S. Gulf Coast may justify even higher rates. Nonetheless, after 12 rate increases over 17 months, we believe that the Fed may complete its tightening cycle by the first quarter of 2006. Once the Fed has communicated to the markets that it has achieved a neutral policy, we would expect the spread between the federal funds rate and the two-year Treasury yield, which is typically positively sloped, to invert. Nonetheless, we are beginning to favor the longer-term sectors of our market because we believe the two-year sector offers the greatest value for both yield and capital appreciation. Yields exceeding 4.75% are available, providing substantial protection against several more rate increases. We recently increased each portfolio's average duration target modestly to the 65-day range, as we believe that home heating costs, when combined with already high gas prices, may substantially impact consumer spending in the fourth quarter of 2005 and the first quarter of 2006.

Merrill Lynch Government Fund

     For the six-month period ended October 31, 2005, Merrill Lynch Government Fund's net annualized yield was 3.12%. The Fund's seven-day net annualized yield as of October 31, 2005, was 3.59%. The Fund's average portfolio maturity at October 31, 2005, was 49 days, compared to 43 days at April 30, 2005. During the period, the Fund's average maturity ranged from a low of 36 days to a high of 53 days.

     During the period, we gradually modified our investment strategy, which initially was cautious, to reflect our belief that the Fed would likely temper its bias toward substantially higher short-term interest rates.

     Our primary intent throughout the period was to increase our liquidity profile in a rising interest rate environment. Earlier in the period, while our asset base remained relatively stable, Fund performance started to suffer as a diminished liquidity base and the greater impact of resets from our floating rate holdings in the portfolio made it difficult to reduce the Fund's average maturity. By the middle of the period, we reduced the Fund's average life to the mid-30-day area, responding to rising interest rates and a potential shift in investor preferences. By mid September, we were inclined to increase the Fund's average life to the high-40-day area as we selectively added longer-dated callable issues that met our interest rate forecasts. With the prospects of Fed tightening drawing closer to completion and the possibility of an inverted yield curve, these securities were attractively priced relative to agency bulleted securities. In the front end of the yield curve, we increased our liquidity profile both in overnight repurchase agreements and short-dated agency discount notes to over 40% of net assets. In our view, this sector would mirror current interest rates as well as meet investors' liquidity needs. Much of this reallocation resulted from maturing floating rate securities, for which reinvestment spreads had deteriorated to what we perceived as unattractive levels.

     Looking ahead, we anticipate that the Fed will continue to raise short-term interest rates at its next few meetings, with an eye toward becoming more dependent on the economic data when making policy decisions. The effect of the two recent hurricanes in the Gulf Coast region and the resultant higher energy prices are likely to constrain discretionary consumer spending as winter approaches. We believe that the Fed is likely to temper its stance on monetary policy and lessen the risks of substantially higher interest rates should the economy reveal signs of slowing in 2006. Despite the higher energy costs, core inflation remains well contained, which has allowed the Fed from deviating drastically from its current course. On the agency security front, we believe that quality spreads will continue to remain well contained as the market awaits new regulations and there remains limited new supply.

Merrill Lynch Treasury Fund

     For the six-month period ended October 31, 2005, Merrill Lynch Treasury Fund's net annualized yield was 2.88%. The Fund's seven-day net annualized yield as of October 31, 2005, was 3.29%. The Fund's average portfolio maturity at October 31, 2005, was 41 days, compared to 49 days at April 30, 2005. During the period, the Fund's average maturity ranged from a low of 27 days to a high of 56 days. Our goal was to maintain a conservative strategy, which was reflected in the portfolio's average maturity dipping into the low 30-day area for extended periods.

     During the period, a strong economy and a reduction in short-term U.S. Treasury supply set the tone for the Fund's investment climate. While our goal was to maintain a conservative strategy in a rising interest rate environment, a relatively steep Treasury yield curve in the front end and limited supply gave us little reason to reduce our duration profile.

     As the period began, our strategy was to utilize four-week Treasury bills in an effort to increase our liquidity base, while selectively adding six-month bills for additional yield. During June, a recurring theme of less frequent bill issuance and mid-month cash management bills allowed the yield curve to remain modestly steep. Despite a moderate increase in Treasury bill supply in July, the prospects for reduced issuance loomed, which gave us little reason to reduce the Fund's average life. Modest steepness in the front end of the yield curve favored a more bulleted approach as we weighted one- and three-month bills to remain competitive and maintain the portfolio's liquidity. By August, we reduced the Fund's average maturity to the high-20-day area as market conditions appeared oversold and there was little reason to extend. After the resultant sell-off from the September Fed meeting, we extended the Fund's average life to the high-40-day range as the six-month sector steepened to within a few basis points of the one-year sector. During October, we reduced our duration profile to the 40-day area as we approached the November Fed meeting and prepared for year-end investor liquidity needs.

     Looking ahead, we anticipate that the Fed will continue to raise short-term interest rates at its next few meetings, with an eye toward becoming more dependent on the economic data when making policy decisions. The effect of the two recent hurricanes in the Gulf Coast region and the resultant higher energy prices are likely to constrain discretionary consumer spending as winter approaches. We believe that the Fed is likely to temper its stance on monetary policy and lessen the risks of substantially higher interest rates should the economy reveal signs of slowing in 2006. Despite the higher energy costs, core inflation remains well contained, which has allowed the Fed from deviating drastically from its current course. Regarding the U.S. Treasury market, we expect little in the way of additional Treasury bill supply. With the advent of the U.S. Treasury's reissuance of the 30-year bond and the shifting of the settlement of the five-year note to a month-end basis, there will be little need for the Treasury to receive temporary cash infusions from the Treasury bill market.

Merrill Lynch Institutional Tax-Exempt Fund

     For the six-month period ended October 31, 2005, Merrill Lynch Institutional Tax-Exempt Fund's net annualized yield was 2.35%. The Fund's seven-day net annualized yield as of October 31, 2005, was 2.55%. The Fund's average portfolio maturity at October 31, 2005, was 21 days, compared to 23 days at April 30, 2005. During the period, the Fund's average maturity ranged from a low of 16 days to a high of 27 days.

     Our investment approach in the short-term municipal market remained conservative during the period. Although the hurricanes that hit the Gulf Coast region had some impact on U.S. economic growth, overall momentum, coupled with higher energy costs and fiscal stimulus plans for the region, prompted the Fed to maintain its commitment to bringing short-term interest rates to a neutral level, which is yet to be determined. With tax receipts coming in higher than forecasted for many municipalities, the need to borrow in the short-term municipal market has diminished, prompting a decline in fixed rate municipal note issuance from year-ago levels. The reduced issuance has kept tax-exempt fixed rate notes relatively expensive compared to their taxable counterparts. Although taxable interest rates have risen in accordance with each Fed move, the tax-exempt market has followed at a somewhat slower pace. While the one-year LIBOR increased more than 95 basis points to approximately 4.65% during the past six months, yields on comparable-maturity municipal notes rose by only 40 basis points to around 3.05%.

     With no clear indication that the Fed has completed its monetary tightening, and with yields of municipal notes on the rich side, we maintained our emphasis on variable rate demand note (VRDN) securities as a primary investment. The increased use of VRDN securities also increased the volatility of the Fund's yield. With limited use of municipal notes and the uncertainty in the market, we utilized tax- exempt commercial paper (TECP) as a means to help stabilize the Fund's yield against volatile swings in VRDN yields while locking in attractive yields for short periods of time. We allowed the Fund's average life to hover in the 25-day range, slightly lower than that of our peer group average, as we wait for indications that the Fed is either at, or near completion of its tightening program. The Fund's net assets, which began the six-month period at $12.6 billion, grew to a high of $15.7 billion before ending the period at $15.3 billion.

     As we look forward to the upcoming period, we anticipate that the Fed will continue to bring short-term interest rates to what it considers a neutral level. As the ripple effects of the Gulf Coast hurricanes continue to influence the domestic economy, we continue to assess the reaction of the Fed as the economy begins to slow. We intend to maintain our conservative investment approach and will review it, as needed, as economic conditions change. We continue to monitor closely the portfolio's credit quality while seeking to provide our shareholders with an attractive tax-exempt yield.

     We thank you for your investment in the Merrill Lynch Funds for Institutions Series, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Robert C. Doll                              /s/ P. Michael Walsh
Robert C. Doll                                  P. Michael Walsh
President and Trustee                           Vice President and Portfolio Manager
Merrill Lynch Funds for Institutions Series     Merrill Lynch Premier Institutional Fund
                                                Merrill Lynch Institutional Fund

/s/ Kevin A. Schiatta                           /s/ John Ng
Kevin A. Schiatta                               John Ng
Vice President and Portfolio Manager            Vice President and Portfolio Manager
Merrill Lynch Institutional Tax-Exempt Fund     Merrill Lynch Government Fund
                                                Merrill Lynch Treasury Fund

December 16, 2005

================================================================================
Disclosure of Expenses

Shareholders of the Funds may incur the following charges: operating expenses, including administration fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

     The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

     The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholders expenses would have been higher.

                                                                            Expenses Paid
                                     Beginning            Ending          During the Period*
                                   Account Value       Account Value        May 1, 2005 to
                                    May 1, 2005      October 31, 2005      October 31, 2005
-----------------------------------------------------------------------------------------------
Actual
-----------------------------------------------------------------------------------------------
Premier Institutional Fund             $1,000            $1,016.40              $0.46
-----------------------------------------------------------------------------------------------
Institutional Fund                     $1,000            $1,016.10              $1.22
-----------------------------------------------------------------------------------------------
Government Fund                        $1,000            $1,015.80              $1.12
-----------------------------------------------------------------------------------------------
Treasury Fund                          $1,000            $1,014.60              $1.17
-----------------------------------------------------------------------------------------------
Institutional Tax-Exempt Fund          $1,000            $1,011.90              $1.06
-----------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)**
-----------------------------------------------------------------------------------------------
Premier Institutional Fund             $1,000            $1,024.75              $0.46
-----------------------------------------------------------------------------------------------
Institutional Fund                     $1,000            $1,024.00              $1.22
-----------------------------------------------------------------------------------------------
Government Fund                        $1,000            $1,024.10              $1.12
-----------------------------------------------------------------------------------------------
Treasury Fund                          $1,000            $1,024.05              $1.17
-----------------------------------------------------------------------------------------------
Institutional Tax-Exempt Fund          $1,000            $1,024.15              $1.07
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratio (0.09% for Premier Institutional Fund, 0.24% for Institutional Fund, 0.22% for Government Fund, 0.23% for Treasury Fund and 0.21% for Institutional Tax-Exempt Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Since Premier Institutional Fund, Institutional Fund and Institutional Tax-Exempt Fund are each a feeder fund, the expense table examples reflect the expenses of both the feeder fund and the master fund in which each invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

------------------------------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Statement of Assets and Liabilities
October 31, 2005 (Unaudited)
======================================================================================================
Assets:
Investment in the Master Premier Institutional Fund, at value
 (identified cost $17,464,202,873) (Note 1a) ......................................    $17,444,635,838
Prepaid expense ...................................................................            560,088
                                                                                       ---------------
    Total assets ..................................................................     17,445,195,926
                                                                                       ---------------
Liabilities:
Administration fee payable (Note 2) ...............................................          1,296,853
Dividends payable .................................................................          6,860,702
Accrued expenses ..................................................................            195,798
                                                                                       ---------------
    Total liabilities .............................................................          8,353,353
                                                                                       ---------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 17,456,409,608 shares of beneficial interest outstanding) ........................    $17,436,842,573
                                                                                       ===============
Net Assets Consist of:
Paid-in capital ...................................................................    $17,456,409,608
Unrealized depreciation ...........................................................        (19,567,035)
                                                                                       ---------------
Total .............................................................................    $17,436,842,573
                                                                                       ===============

------------------------------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Statement of Operations
For the Six Months Ended October 31, 2005 (Unaudited)
======================================================================================================
Investment Income:
Investment income allocated from Master Premier Institutional Fund ...........            $314,422,756
Expenses allocated from Master Premier Institutional Fund ....................              (4,898,727)
                                                                                          ------------
    Total investment income ..................................................             309,524,029
                                                                                          ------------
Expenses:
Administration fee (Note 2) .................................      $ 9,384,953
Insurance ...................................................          117,860
Dividend and transfer agency fees ...........................           77,953
Accounting services .........................................           63,542
Legal and audit fees ........................................           62,707
Printing and shareholder reports ............................           41,055
Trustees' fees (Note 5) .....................................           29,225
Registration fees ...........................................           24,353
Miscellaneous ...............................................           31,623
                                                                   -----------
    Total expense ...........................................        9,833,271
Waived administration fee (Note 2) ..........................       (6,706,619)              3,126,652
                                                                   -----------            ------------
    Net investment income ...................................                             306,397,377
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss from investment transactions allocated from
 Master Premier Institutional Fund ..........................       (2,605,071)
Net unrealized appreciation of investments ..................        1,696,551
                                                                   -----------
    Net realized and unrealized loss on investments ..........................                (908,520)
                                                                                          ------------
Net Increase in Net Assets Resulting From Operations .........................            $305,488,857
                                                                                          ============

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Statement of Changes in Net Assets (Unaudited)                                                   Six Months               Year
                                                                                                    Ended                 Ended
                                                                                              October 31, 2005       April 30, 2005
====================================================================================================================================
Decrease in Net assets:

Operations:
Net investment income ....................................................................    $   306,397,377      $    608,679,181
Net realized loss from investment transactions ...........................................         (2,605,071)               (8,646)
Net unrealized appreciation (depreciation) of investments ................................          1,696,551           (20,575,587)
                                                                                              ---------------      ----------------
Net increase in net assets resulting from operations .....................................        305,488,857           588,094,948
Total declared as dividends to shareholders (Note 4) .....................................       (303,792,306)         (608,670,535)
Capital share transactions (Note 3) ......................................................     (1,316,957,685)      (26,936,030,823)
                                                                                              ---------------      ----------------
Net decrease in net assets ...............................................................     (1,315,261,134)      (26,956,606,410)
Net Assets:
Beginning of period ......................................................................     18,752,103,707        45,708,710,117
                                                                                              ---------------      ----------------
End of period ............................................................................    $17,436,842,573      $ 18,752,103,707
                                                                                               ===============      ================

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund       Six Months                               Year Ended April 30,
Financial Highlights (Unaudited)                 Ended         ---------------------------------------------------------------------
                                            October 31, 2005       2005          2004           2003         2002          2001
====================================================================================================================================

Net Asset Value, beginning of period ......         $1.00            $1.00         $1.00          $1.00        $1.00         $1.00
Income from Investment Operations:
 Net investment income ....................          .016             .018          .011           .016         .030          .061
Less Distributions:
 Dividends from net investment income .....         (.016)           (.018)        (.011)         (.016)       (.030)        (.061)
 Dividends from net realized gain .........          --                 --            --(1)          --           --            --
                                                    -----            -----         -----          -----        -----         -----
Net Asset Value, end of period ............         $1.00            $1.00         $1.00          $1.00        $1.00         $1.00
                                                    =====            =====         =====          =====        =====         =====
Total Return ..............................          1.64%(2)         1.78%         1.06%          1.61%        3.00%         6.32%
Ratios/Supplemental Data:
 Net Assets, end of period (000) ..........   $17,436,843      $18,752,104   $45,708,710    $44,576,660  $46,368,190   $27,661,546
 Ratio of expenses to average net assets                               .17%          .16%           .16%         .17%          .18%
  (before waiver) .........................           .16%(3)
 Ratio of expenses to average net assets                                --            --             --           --            --
  (after waiver) ..........................           .09%(3)
 Ratio of net investment income to average                            1.68%         1.04%          1.59%        2.82%         6.25%
  net assets (before waiver) ..............          3.19%(3)
 Ratio of net investment income to average                              --            --             --           --            --
  net assets (after waiver) ...............          3.26%(3)

(1) Amount represents less than $0.01 per share.

(2) Cumulative total return.

(3) On an annualized basis.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Statement of Assets and Liabilities
October 31, 2005 (Unaudited)
======================================================================================================
Assets:
Investment in the Master Institutional Fund, at value
 (identified cost $10,368,347,034) (Note 1a) ......................................    $10,361,374,746
                                                                                       ---------------
    Total assets ..................................................................     10,361,374,746
                                                                                       ---------------
Liabilities:
Administration fee payable (Note 2) ...............................................          1,299,660
Dividends payable .................................................................          1,418,139
Accrued expenses ..................................................................            522,198
                                                                                       ---------------
    Total liabilities .............................................................          3,239,997
                                                                                       ---------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 10,365,107,037 shares of beneficial interest outstanding) ........................    $10,358,134,749
                                                                                       ===============
Net Assets Consist of:
Paid-in capital ...................................................................    $10,365,107,037
Unrealized depreciation ...........................................................         (6,972,288)
                                                                                       ---------------
Total .............................................................................    $10,358,134,749
                                                                                       ===============

------------------------------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Statement of Operations
For the Six Months Ended October 31, 2005 (Unaudited)
======================================================================================================
Investment Income:
Interest and discount allocated from Master Institutional Fund ....................       $160,933,194
Expenses allocated from Master Institutional Fund .................................         (2,485,510)
                                                                                          ------------
    Total investment income .......................................................       $158,447,684
                                                                                          ------------
Expenses:
Administration fee (Note 2) .......................................................          7,076,194
Dividend and transfer agency fees .................................................            966,413
Accounting services ...............................................................            159,173
Registration fees .................................................................            139,404
Insurance .........................................................................            117,402
Legal and audit fees ..............................................................             66,359
Printing and shareholder reports ..................................................             34,551
Trustees' fees (Note 5) ...........................................................             27,658
Miscellaneous .....................................................................             28,736
                                                                                          ------------
    Total expense .................................................................          8,615,890
                                                                                          ------------
    Net investment income .........................................................        149,831,794
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions allocated from
 Master Institutional Fund .........................................   $    125,502
Net unrealized depreciation of investments .........................     (3,028,159)
                                                                       ------------
    Net realized and unrealized loss on investments ...............................         (2,902,657)
                                                                                          ------------
Net Increase in Net Assets Resulting From Operations ..............................       $146,929,137
                                                                                          ============

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Statement of Changes in Net Assets (Unaudited)                                                    Six Months               Year
                                                                                                     Ended                Ended
                                                                                               October 31, 2005       April 30, 2005
====================================================================================================================================
Increase (Decrease) in Net assets:
Operations:
Net investment income .....................................................................    $   149,831,794      $   176,971,601
Net realized gain from investment transactions ............................................            125,502               80,772
Net unrealized depreciation of investments ................................................         (3,028,159)          (4,167,532)
                                                                                               ---------------      ---------------
Net increase in net assets resulting from operations ......................................        146,929,137          172,884,841
Total declared as dividends to shareholders (Note 4) ......................................       (149,957,296)        (177,052,373)
Capital share transactions (Note 3) .......................................................        968,363,538       (1,204,061,810)
                                                                                               ---------------      ---------------
Net increase (decrease) in net assets .....................................................        965,335,379       (1,208,229,342)
Net Assets:
Beginning of period .......................................................................      9,392,799,370       10,601,028,712
                                                                                               ---------------      ---------------
End of period .............................................................................    $10,358,134,749      $ 9,392,799,370
                                                                                               ===============      ===============

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Institutional Fund                Six Months                               Year Ended April 30,
Financial Highlights (Unaudited)                  Ended         --------------------------------------------------------------------
                                             October 31, 2005        2005         2004            2003       2002          2001
====================================================================================================================================
Net Asset Value, beginning of period .......        $1.00            $1.00         $1.00          $1.00        $1.00         $1.00
Income from Investment Operations:
 Net investment income .....................         .016             .017          .010           .015         .029          .061
Less Distributions:
 Dividends from net investment income ......        (.016)           (.017)        (.010)         (.015)       (.029)        (.061)
 Dividends from net realized gain ..........           --               --            --(1)          --           --            --
                                                    -----            -----         -----          -----        -----         -----
Net Asset Value, end of period .............        $1.00            $1.00         $1.00          $1.00        $1.00         $1.00
                                                    =====            =====         =====          =====        =====         =====
Total Return ...............................         1.61%(2)         1.72%          .97%          1.54%        2.89%         6.25%
Ratios/Supplemental Data:
 Net Assets, end of period (000) ...........  $10,358,135       $9,392,799   $10,601,029    $11,659,019  $12,834,914   $10,815,790
 Ratio of expenses to average net assets
  (before waiver) ..........................          .24%(3)          .23%          .23%           .23%         .32%          .37%
 Ratio of expenses to average net assets
  (after waiver) ...........................           --               --            --             --          .23%          .24%
 Ratio of net investment income to average
  net assets (before waiver) ...............         3.18%(3)         1.69%          .96%          1.53%        2.73%         6.01%
 Ratio of net investment income to average
  net assets (after waiver) ................           --               --            --             --         2.82%         6.14%

(1) Amount represents less than $0.01 per share.

(2) Cumulative total return.

(3) On an annualized basis.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
Merrill Lynch Government Fund
Schedule of Investments
October 31, 2005 (Unaudited)
============================================================================================================
                                                                   Interest    Maturity          Value
               Face Amount                                           Rate*       Date          (Note 1a)
============================================================================================================
U.S.           $ 15,000,000   Fannie Mae ........................     2.30%    11/14/05    $   14,999,833
Government       25,000,000   Fannie Mae ........................     4.00     08/08/06        24,906,250
Agency            5,000,000   Fannie Mae ........................     4.00     08/22/06         4,979,687
Issues -- 26.4%  15,000,000   Fannie Mae ........................     3.00     09/20/06        14,803,125
                 30,000,000   Federal Home Loan Banks ...........     2.25     12/15/05        29,999,266
                  7,975,000   Federal Home Loan Banks ...........     3.25     07/21/06         7,905,219
                 20,480,000   Federal Home Loan Banks ...........     2.95     09/14/06        20,204,800
                 14,865,000   Federal Home Loan Banks ...........     3.50     09/15/06        14,730,286
                 15,000,000   Federal Home Loan Banks ...........     4.00     09/22/06        14,929,688
                 17,000,000   Federal Home Loan Banks ...........     3.10     11/08/06        16,750,313
                 15,000,000   Federal Home Loan Banks ...........     3.25     11/29/06        14,789,063
                 10,000,000   Federal Home Loan Banks ...........     3.45     01/10/07         9,868,750
                 10,000,000   Federal Home Loan Banks ...........     4.00     06/13/07         9,890,625
                 18,000,000   Federal Home Loan Banks ...........     4.21     09/14/07        17,836,875
                 10,000,000   Freddie Mac .......................     2.13     11/15/05         9,999,127
                 15,000,000   Freddie Mac .......................     2.14     02/24/06        14,899,783
                 25,000,000   Freddie Mac .......................     3.00     11/09/06        24,548,675
                 15,000,000   Freddie Mac .......................     4.45     09/28/07        14,864,340
                 15,000,000   Freddie Mac .......................     4.60     10/05/07        14,949,646
                  5,000,000   Freddie Mac .......................     4.71     10/11/07         4,990,725
                  5,000,000   Freddie Mac .......................     4.75     10/24/07         4,994,629
                150,000,000   Freddie Mac D/N ...................     3.80     11/01/05       150,000,000
                 50,276,000   Freddie Mac D/N ...................     3.83     11/01/05        50,276,000
                 20,000,000   Freddie Mac D/N ...................     2.97     11/15/05        19,976,939
                 25,000,000   Freddie Mac D/N ...................     3.01     11/15/05        24,970,736
                 25,000,000   Freddie Mac D/N ...................     3.30     11/15/05        24,967,917
                 25,000,000   Freddie Mac D/N ...................     2.91     12/13/05        24,915,271
                 50,000,000   Freddie Mac D/N ...................     3.20     12/28/05        49,746,469
                 50,000,000   Freddie Mac D/N ...................     4.08     02/21/06        49,365,000
                 25,000,000   Freddie Mac D/N ...................     4.11     02/28/06        24,662,497
                 10,000,000   Freddie Mac D/N ...................     4.13     04/18/06         9,803,000
                 10,000,000   Freddie Mac D/N ...................     4.24     10/17/06         9,564,000
---------------------------------------------------------------------------------------------------------
                              Total U.S. Government Agency Issues
                              (Cost $746,259,503) ...............                             744,088,534
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
Merrill Lynch Government Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
================================================================================================================
                                                                          Interest   Maturity          Value
                  Face Amount                                               Rate*      Date          (Note 1a)
================================================================================================================
U.S.              $ 75,000,000   Fannie Mae .............................    3.69%   02/17/06     $   74,994,537
Government          25,000,000   Federal Farm Credit Banks ..............    3.78    12/01/05         24,999,793
Agency Issues --    25,000,000   Federal Farm Credit Banks ..............    3.80    12/05/05         24,999,610
Variable Rate --    50,000,000   Federal Farm Credit Banks ..............    3.81    12/05/05         49,999,526
35.0%              150,000,000   Federal Farm Credit Banks ..............    3.78    01/04/06        149,996,710
                    28,000,000   Federal Farm Credit Banks ..............    3.78    01/05/06         27,998,516
                   150,000,000   Federal Farm Credit Banks ..............    3.77    01/27/06        149,992,845
                   100,000,000   Federal Farm Credit Banks ..............    3.86    02/13/06         99,997,155
                    75,000,000   Federal Farm Credit Banks ..............    3.79    09/01/06         74,993,254
                    50,000,000   Federal Farm Credit Banks ..............    3.77    06/01/07         49,976,720
                    50,000,000   Federal Home Loan Banks ................    3.89    03/28/06         49,984,945
                    75,000,000   Federal Home Loan Banks ................    3.65    05/10/06         74,978,534
                    50,000,000   Federal Home Loan Banks ................    3.69    05/19/06         49,982,323
                    50,000,000   Federal Home Loan Banks ................    3.89    08/21/06         49,976,098
                    33,962,000   Freddie Mac ............................    3.70    11/07/05         33,962,069
----------------------------------------------------------------------------------------------------------------
                                 Total U.S. Government Agency
                                 Issues -- Variable Rate
                                 (Cost $986,837,618) ....................                            986,832,635
----------------------------------------------------------------------------------------------------------------
Repurchase         190,000,000   Barclays Capital Inc.,
Agreements**                       purchased on 10/31/05,
-- 38.2%                           repurchase price $190,021,217 ........    4.02    11/01/05        190,000,000
                   190,000,000   Credit Suisse LLC,
                                   purchased on 10/31/05,
                                   repurchase price $190,021,217 ........    4.02    11/01/05        190,000,000
                   200,032,000   Deutsche Bank Securities Inc.,
                                   purchased on 10/31/05,
                                   repurchase price $200,022,281 ........    4.01    11/01/05        200,032,000
                   190,000,000   Morgan Stanley & Co., Inc.,
                                   purchased on 10/31/05,
                                   repurchase price $190,021,164 ........    4.01    11/01/05        190,000,000
                   100,000,000   Morgan Stanley & Co., Inc.,
                                   purchased on 10/31/05,
                                   repurchase price $100,011,167 ........    4.02    11/01/05        100,000,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Merrill Lynch Government Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                            Interest   Maturity        Value
                  Face Amount                                                 Rate*      Date        (Note 1a)
=================================================================================================================
Repurchase        $205,000,000    UBS Securities,
Agreements                          purchased on 10/31/05,
(continued)                         repurchase price $205,022,892 ........    4.02%   11/01/05     $  205,000,000
-----------------------------------------------------------------------------------------------------------------
                                  Total Repurchase Agreements
                                  (Cost $1,075,032,000) ..................                          1,075,032,000
-----------------------------------------------------------------------------------------------------------------
                                  Total Investments -- 99.6%
                                  (Cost $2,808,129,121) ..................                          2,805,953,169
-----------------------------------------------------------------------------------------------------------------
                                  Other Assets Less Liabilities -- 0.4%                                12,126,119
-----------------------------------------------------------------------------------------------------------------
                                  Net Assets -- Equivalent to $1.00
                                  Per Share on 2,820,255,239
                                  Shares of Beneficial Interest
                                  Outstanding -- 100.0% ..................                         $2,818,079,288
=================================================================================================================

     Note -- Costs for federal income tax purposes are the same as those shown above. At October 31, 2005, net unrealized depreciation amounted to $2,175,951 and is comprised of $2,144 in appreciation and $2,178,095 in depreciation.

* Repurchase Agreements bear interest payable at fixed dates or upon maturity. Some U.S. Government and Agency Issues are purchased on a discount basis; the interest rate shown is the discount paid at the time of purchase by the Fund. Other U.S. Government and Agency Issues bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at October 31, 2005. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

** Repurchase Agreements are fully collateralized by U.S. Government and Agency Obligations.

     D/N -- Discount Notes

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Government Fund
Statement of Assets and Liabilities
October 31, 2005 (Unaudited)
=========================================================================================================================
Assets:
Investments in securities subject to repurchase agreements ........................    $1,075,032,000
Investments in other marketable securities ........................................     1,730,921,169
                                                                                       --------------
    Total investments at value (identified cost $2,808,129,120) (Note 1a) ...........................      $2,805,953,169
Cash ................................................................................................           7,035,450
Interest receivable .................................................................................           6,327,688
Prepaid expense .....................................................................................              66,245
                                                                                                           --------------
    Total assets ....................................................................................       2,819,382,552
                                                                                                           --------------
Liabilities:
Advisory fee payable (Note 2) .......................................................................             501,834
Dividends payable ...................................................................................             733,531
Accrued expenses ....................................................................................              67,899
                                                                                                           --------------
    Total liabilities ...............................................................................           1,303,264
                                                                                                           --------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 2,820,255,239 shares of beneficial interest outstanding) ...........................................      $2,818,079,288
                                                                                                           ==============
Net Assets Consist of:
Paid-in capital .....................................................................................      $2,820,255,239
Unrealized depreciation .............................................................................          (2,175,951)
                                                                                                           --------------
Total ...............................................................................................      $2,818,079,288
                                                                                                           ==============

-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Government Fund
Statement of Operations
For the Six Months Ended October 31, 2005 (Unaudited)
=========================================================================================================================

Investment Income:
Interest and discount earned .......................................................................       $51,324,247
                                                                                                           -----------
Expenses:
Investment advisory fee (Note 2) ...................................................    $  4,827,303
Dividend and transfer agency fees ..................................................         107,405
Accounting and custodian services ..................................................          80,359
Insurance ..........................................................................          19,356
Trustees' fees (Note 5) ............................................................          10,149
Registration fees ..................................................................           9,744
Printing and shareholder reports ...................................................           5,609
Legal and audit fees ...............................................................           4,394
Miscellaneous ......................................................................          10,072
                                                                                        ------------
    Total expense ..................................................................       5,074,391
Waived investment advisory fee (Note 2) ............................................      (1,739,330)        3,335,061
                                                                                        ------------       -----------
    Net investment income ..........................................................................        47,989,186
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions .....................................           2,873
Net unrealized depreciation of investments .........................................        (176,107)
                                                                                        ------------
    Net realized and unrealized loss from investments ..............................................          (173,234)
                                                                                                           -----------
Net Increase in Net Assets Resulting From Operations ...............................................       $47,815,952
                                                                                                           ===========

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Government Fund                                                                   Six Months              Year
Statement of Changes in Net Assets (Unaudited)                                                    Ended                 Ended
                                                                                             October 31, 2005       April 30, 2005
====================================================================================================================================
Decrease in Net assets:
Operations:
Net investment income ...................................................................     $   47,989,186       $    76,543,133
Net realized gain from investment transactions ..........................................              2,873                 4,501
Net unrealized depreciation of investments ..............................................           (176,107)           (1,520,294)
                                                                                              --------------       ---------------
Net increase in net assets resulting from operations ....................................         47,815,952            75,027,340
Total declared as dividends to shareholders (Note 4) ....................................        (47,992,059)          (76,547,634)
Capital share transactions (Note 3) .....................................................       (552,656,197)       (2,186,601,832)
                                                                                              --------------       ---------------
Net decrease in net assets ..............................................................       (552,832,304)       (2,188,122,126)
Net Assets:
Beginning of period .....................................................................      3,370,911,592         5,559,033,718
                                                                                              --------------       ---------------
End of period ...........................................................................     $2,818,079,288       $ 3,370,911,592
                                                                                              ==============       ===============

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Government Fund                   Six Months                               Year Ended April 30,
Financial Highlights (Unaudited)                  Ended         --------------------------------------------------------------------
                                             October 31, 2005      2005          2004          2003          2002           2001
====================================================================================================================================
Net Asset Value, beginning of period .......       $1.00            $1.00         $1.00         $1.00         $1.00          $1.00
Income from Investment Operations:
 Net investment income .....................        .016             .017          .009          .015          .028           .060
Less Distributions:
 Dividends from net investment income ......       (.016)           (.017)        (.009)        (.015)        (.028)         (.060)
 Dividends from net realized gain ..........          --               --            --(1)         --            --             --
                                                   -----            -----         -----         -----         -----          -----
Net Asset Value, end of period .............       $1.00            $1.00         $1.00         $1.00         $1.00          $1.00
                                                   =====            =====         =====         =====         =====          =====
Total Return ...............................        1.58%(2)         1.67%          .94%         1.52%         2.80%          6.17%
Ratios/Supplemental Data:
 Net Assets, end of period (000) ...........  $2,818,079       $3,370,912    $5,559,034    $5,334,131    $4,780,983     $2,961,793
 Ratio of expenses to average net assets
  (before waiver) ..........................         .33%(3)          .33%          .34%          .33%          .35%           .36%
 Ratio of expenses to average net assets
  (after waiver) ...........................         .22%(3)          .22%          .23%          .22%          .24%           .24%
 Ratio of net investment income to average
  net assets (before waiver) ...............        3.00%(3)         1.47%          .82%         1.39%         2.59%          5.94%
 Ratio of net investment income to average
  net assets (after waiver) ................        3.11%(3)         1.58%          .93%         1.50%         2.70%          6.06%

(1) Amount represents less than $0.01 per share.

(2) Cumulative total return.

(3) On an annualized basis.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Schedule of Investments
October 31, 2005 (Unaudited)
=========================================================================================================
                                                                    Interest    Maturity         Value
                    Face Amount                                       Rate*       Date         (Note 1a)
=========================================================================================================
U.S.                $  9,671,000    U.S. Treasury Bills ..........     3.32%   11/03/05    $    9,669,216
Government           100,000,000    U.S. Treasury Bills ..........     3.36    11/03/05        99,981,333
Issues -- 103.6%      10,200,000    U.S. Treasury Bills ..........     3.37    11/03/05        10,198,092
                      24,957,000    U.S. Treasury Bills ..........     3.42    11/10/05        24,935,654
                      71,000,000    U.S. Treasury Bills ..........     3.43    11/10/05        70,939,206
                         335,000    U.S. Treasury Bills ..........     3.44    11/10/05           334,712
                      25,000,000    U.S. Treasury Bills ..........     3.46    11/10/05        24,978,359
                      50,000,000    U.S. Treasury Bills ..........     3.47    11/10/05        49,956,625
                       7,930,000    U.S. Treasury Bills ..........     3.49    11/17/05         7,917,700
                      21,051,000    U.S. Treasury Bills ..........     3.40    11/25/05        21,003,355
                         956,000    U.S. Treasury Bills ..........     3.41    11/25/05           953,830
                      50,000,000    U.S. Treasury Bills ..........     3.66    11/25/05        49,878,167
                      35,904,000    U.S. Treasury Bills ..........     3.67    11/25/05        35,816,132
                      15,000,000    U.S. Treasury Bills ..........     3.68    11/25/05        14,963,250
                      50,000,000    U.S. Treasury Bills ..........     3.38    12/01/05        49,859,167
                      50,000,000    U.S. Treasury Bills ..........     3.72    12/01/05        49,855,431
                      25,000,000    U.S. Treasury Bills ..........     3.40    12/08/05        24,912,767
                      35,000,000    U.S. Treasury Bills ..........     3.41    12/08/05        34,877,515
                      50,000,000    U.S. Treasury Bills ..........     3.47    12/15/05        49,788,250
                      50,000,000    U.S. Treasury Bills ..........     3.45    12/22/05        49,755,979
                      32,000,000    U.S. Treasury Bills ..........     3.38    12/29/05        31,825,613
                       8,000,000    U.S. Treasury Bills ..........     3.52    01/05/06         7,947,400
                      15,455,000    U.S. Treasury Bills ..........     3.70    01/12/06        15,340,523
                     100,000,000    U.S. Treasury Bills ..........     3.71    01/12/06        99,259,290
                      35,000,000    U.S. Treasury Bills ..........     3.72    01/12/06        34,740,752
                         488,000    U.S. Treasury Bills ..........     3.73    01/12/06           484,385
                      25,000,000    U.S. Treasury Bills ..........     3.81    01/26/06        24,776,050
                      25,000,000    U.S. Treasury Bills ..........     3.83    01/26/06        24,768,906
                      10,000,000    U.S. Treasury Bills ..........     3.81    04/06/06         9,829,131
                      10,000,000    U.S. Treasury Bills ..........     3.91    04/13/06         9,819,360
                       5,000,000    U.S. Treasury Bills ..........     3.93    04/13/06         4,909,680
                     160,000,000    U.S. Treasury Notes ..........     5.75    11/15/05       160,132,729
                      50,000,000    U.S. Treasury Notes ..........     1.88    11/30/05        49,932,840
                      10,000,000    U.S. Treasury Notes ..........     1.88    01/31/06         9,948,050
                      22,000,000    U.S. Treasury Notes ..........     1.63    02/28/06        21,825,540

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
============================================================================================================
                                                                       Interest    Maturity         Value
                  Face Amount                                            Rate*       Date         (Note 1a)
============================================================================================================
U.S.              $    5,000,000    U.S. Treasury Notes .............    4.63%     05/15/06   $    5,010,546
Government             5,000,000    U.S. Treasury Notes .............    2.38      08/15/06        4,924,610
Issues
(continued)
------------------------------------------------------------------------------------------------------------
                                    Total Investments -- 103.6%
                                    (Cost $1,196,188,667) ...........                          1,196,050,145
------------------------------------------------------------------------------------------------------------
                                    Liabilities in Excess of Other
                                    Assets -- (3.6%) ................                            (41,635,795)
------------------------------------------------------------------------------------------------------------
                                    Net Assets -- Equivalent to $1.00
                                    Per Share on 1,154,552,872
                                    Shares of Beneficial Interest
                                    Outstanding -- 100.0% ...........                         $1,154,414,350
============================================================================================================

     Note -- Costs for federal income tax purposes are the same as those shown above. At October 31, 2005, net unrealized depreciation amounted to $138,522 and is comprised of $4,506 in appreciation and $143,028 in depreciation.

* U.S. Treasury Bills are purchased on a discount basis; the interest rate shown is the discount paid at the time of purchase by the Fund.

     U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates or upon maturity.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Statement of Assets and Liabilities
October 31, 2005 (Unaudited)
=====================================================================================================
Assets:
Total investments at value (identified cost $1,196,188,667) (Note 1a) .............    $1,196,050,145
Cash ..............................................................................         3,659,012
Interest receivable ...............................................................         4,885,078
Prepaid expense ...................................................................             8,954
                                                                                       --------------
    Total assets ..................................................................     1,204,603,189
                                                                                       --------------
Liabilities:
Advisory fee payable (Note 2) .....................................................           196,204
Payable for investments purchased .................................................        49,855,430
Dividends payable .................................................................            76,666
Accrued expenses ..................................................................            60,539
                                                                                       --------------
    Total liabilities .............................................................        50,188,839
                                                                                       --------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 1,154,552,872 shares of beneficial interest outstanding) .........................    $1,154,414,350
                                                                                       ==============
Net Assets Consist of:
Paid-in capital ...................................................................    $1,154,552,872
Unrealized depreciation ...........................................................          (138,522)
                                                                                       --------------
Total .............................................................................    $1,154,414,350
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Statement of Operations
For the Six Months Ended October 31, 2005 (Unaudited)
=====================================================================================================

Investment Income:
Interest and discount earned ......................................................       $22,535,149
                                                                                          -----------
Expenses:
Investment advisory fee (Note 2) .......................                 $2,394,164
Accounting and custodian services ......................                     68,939
Dividend and transfer agency fees ......................                     64,726
Registration fees ......................................                     29,050
Legal and audit fees ...................................                     13,507
Insurance ..............................................                      6,102
Printing and shareholder reports .......................                      5,195
Trustees' fees (Note 5) ................................                      4,933
Miscellaneous ..........................................                     26,744
                                                                         ----------
    Total expense ......................................                  2,613,360
Waived investment advisory fee (Note 2) ................                   (928,283)        1,685,077
                                                                         ----------       -----------
    Net investment income .........................................................        20,850,072
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions .........                     18,589
Net unrealized depreciation of investments .............                    (21,081)
                                                                         ----------
    Net realized and unrealized loss from investments .............................            (2,492)
                                                                                          -----------
Net Increase in Net Assets Resulting From Operations ..............................       $20,847,580
                                                                                          ===========

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Treasury Fund                                                                     Six Months              Year
Statement of Changes in Net Assets (Unaudited)                                                     Ended               Ended
                                                                                             October 31, 2005      April 30, 2005
====================================================================================================================================
Increase (Decrease) in Net assets:

Operations:
Net investment income ...................................................................     $   20,850,072      $   22,655,131
Net realized gain from investment transactions ..........................................             18,589              21,802
Net unrealized depreciation of investments ..............................................            (21,081)           (151,685)
                                                                                              --------------      --------------
Net increase in net assets resulting from operations ....................................         20,847,580          22,525,248
Total declared as dividends to shareholders (Note 4) ....................................        (20,868,661)        (22,676,933)
Capital share transactions (Note 3) .....................................................       (579,830,793)        390,344,207
                                                                                              --------------      --------------
Net increase (decrease) in net assets ...................................................       (579,851,874)        390,192,522
Net Assets:
Beginning of period .....................................................................      1,734,266,224       1,344,073,702
                                                                                              --------------      --------------
End of period ...........................................................................     $1,154,414,350      $1,734,266,224
                                                                                              ==============      ==============

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Treasury Fund                     Six Months                               Year Ended April 30,
Financial Highlights (Unaudited)                  Ended         --------------------------------------------------------------------
                                             October 31, 2005      2005          2004          2003          2002           2001
====================================================================================================================================
Net Asset Value, beginning of period .......       $1.00            $1.00         $1.00         $1.00         $1.00          $1.00
Income from Investment Operations:
 Net investment income .....................        .015             .015          .008          .014          .026           .056
Less Distributions:
 Dividends from net investment income ......       (.015)           (.015)        (.008)        (.014)        (.026)         (.056)
                                                   -----            -----         -----         -----         -----          -----
Net Asset Value, end of period .............       $1.00            $1.00         $1.00         $1.00         $1.00          $1.00
                                                   =====            =====         =====         =====         =====          =====
Total Return ...............................        1.46%(1)         1.52%          .80%         1.37%         2.60%          5.78%
Ratios/Supplemental Data:
 Net Assets, end of period (000) ...........  $1,154,414       $1,734,266    $1,344,073    $1,487,986    $1,070,857     $1,052,009
 Ratio of expenses to average net assets
  (before waiver) ..........................         .35%(2)          .36%          .36%          .35%          .36%           .39%
 Ratio of expenses to average net assets
  (after waiver) ...........................         .23%(2)          .23%          .23%          .22%          .23%           .25%
 Ratio of net investment income to average
  net assets (before waiver) ...............        2.72%(2)         1.45%          .66%         1.19%         2.37%          5.45%
 Ratio of net investment income to average
  net assets (after waiver) ................        2.84%(2)         1.58%          .79%         1.32%         2.50%          5.59%

(1) Cumulative total return.

(2) On an annualized basis.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Statement of Assets and Liabilities
October 31, 2005 (Unaudited)
======================================================================================================
Assets:
Investment in the Master Institutional Tax-Exempt Fund, at value (Note 1a) ........    $15,264,507,797
Prepaid expense ...................................................................            230,430
                                                                                       ---------------
    Total assets ..................................................................     15,264,738,227
                                                                                       ---------------
Liabilities:
Administration fee payable (Note 2) ...............................................          1,954,903
Dividends payable .................................................................          1,009,596
Accrued expenses ..................................................................            316,824
                                                                                       ---------------
    Total liabilities .............................................................          3,281,323
                                                                                       ---------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 15,261,506,017 shares of beneficial interest outstanding) ........................    $15,261,456,904
                                                                                       ===============
Net Assets Consist of:
Paid-in capital ...................................................................    $15,261,598,179
Accumulated net realized loss .....................................................           (148,282)
Undistributed net investment income ...............................................              7,007
                                                                                       ---------------
Total .............................................................................    $15,261,456,904
                                                                                       ===============

------------------------------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Statement of Operations
For the Six Months Ended October 31, 2005 (Unaudited)
======================================================================================================
Investment Income:
Interest allocated from Master Institutional Tax-Exempt Fund .........................    $183,826,678
Expenses allocated from Master Institutional Tax-Exempt Fund .........................      (3,756,079)
                                                                                          ------------
    Total investment income ..........................................................    $180,070,599
                                                                                          ------------
Expenses:
Administration fee (Note 2) ..........................................................    $ 10,732,786
Dividend and transfer agency fees ....................................................         496,915
Accounting services ..................................................................         141,971
Insurance ............................................................................          57,970
Legal and audit fees .................................................................          41,869
Trustees' fees (Note 5) ..............................................................          21,428
Registration fees ....................................................................          17,879
Printing and shareholder reports .....................................................          15,533
Miscellaneous ........................................................................           9,795
                                                                                          ------------
    Total expense ....................................................................      11,536,146
                                                                                          ------------
    Net investment income ............................................................     168,534,453
Net realized loss on investment transactions allocated from the
 Master Institutional Tax-Exempt Fund ................................................          (4,363)
                                                                                          ------------
Net Increase in Net Assets Resulting From Operations .................................    $168,530,090
                                                                                          ============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund                                                      Six Months               Year
Statement of Changes in Net Assets (Unaudited)                                                      Ended                Ended
                                                                                              October 31, 2005       April 30, 2005
===================================================================================================================================
Increase in Net assets:
Operations:
Net investment income ....................................................................    $   168,534,453       $   177,781,191
Net realized loss from investment transactions ...........................................             (4,363)             (143,919)
                                                                                              ---------------       ---------------
Net increase in net assets resulting from operations .....................................        168,530,090           177,637,272
Total declared as dividends to shareholders (Note 4) .....................................       (168,534,453)         (177,952,558)
Capital share transactions (Note 3) ......................................................      2,642,887,220         1,595,576,820
                                                                                              ---------------       ---------------
Net increase in net assets ...............................................................      2,642,882,857         1,595,261,534
Net Assets:
Beginning of period ......................................................................     12,618,574,047        11,023,312,513
                                                                                              ---------------       ---------------
End of period, including undistributed net investment income of $7,007 and $7,007 and accumulated capital losses of $148,282 and $0,
 respectively (Note 1f and Note 4) .......................................................    $15,261,456,904       $12,618,574,047
                                                                                              ===============       ===============

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Institutional                      Six Months                              Year Ended April 30,
Tax-Exempt Fund                                     Ended        -------------------------------------------------------------------
Financial Highlights (Unaudited)              October 31, 2005     2005          2004          2003          2002          2001
====================================================================================================================================
Net Asset Value, beginning of period ..........        $1.00           $1.00          $1.00        $1.00        $1.00         $1.00
Income from Investment Operations:
 Net investment income ........................          .01             .01            .01          .01          .02           .04
Less Distributions:
 Dividends from net investment income .........         (.01)           (.01)          (.01)        (.01)        (.02)         (.04)
 Dividends from net realized gain .............           --              --(1)          --           --           --            --
                                                       -----           -----          -----        -----        -----         -----
Net Asset Value, end of period ................        $1.00           $1.00          $1.00        $1.00        $1.00         $1.00
                                                       =====           =====          =====        =====        =====         =====
Total Return ..................................         1.19%(2)        1.38%           .85%        1.23%        2.01%         3.96%
Ratios/Supplemental Data:
 Net Assets, end of period (000) ..............  $15,261,457     $12,618,574    $11,023,313   $8,185,521   $4,472,803    $3,147,370
 Ratio of expenses to average net assets
  (before waiver) .............................          .21%(3)         .22%           .22%         .22%         .38%          .46%
 Ratio of expenses to average net assets
  (after waiver) ..............................           --              --             --           --          .23%          .23%
 Ratio of net investment income, to average
  net assets (before waiver) ..................         2.36%(3)        1.40%           .84%        1.19%        1.77%         3.61%
 Ratio of net investment income, to average
  net assets (after waiver) ...................           --              --             --           --         1.92%         3.84%

(1) Amount represents less than $0.01 per share.

(2) Cumulative total return.

(3) On an annualized basis.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements (Unaudited)
================================================================================

1. Significant Accounting Policies

Merrill Lynch Funds For Institutions Series (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management company. The Trust consists of five series, Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund, Merrill Lynch Government Fund, Merrill Treasury Fund, and Merrill Lynch Institutional Tax Exempt Fund, (collectively, the "Funds"). The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements.

     The Premier Institutional, Institutional and Institutional Tax Exempt Funds (the "Feeder Funds") invest all of their investable assets in interests in the Master Premier Institutional Fund, Master Institutional Fund, and Master Institutional Tax Exempt Fund (the "Master Funds"), respectively, each a registered investment company having the same investment objective as the Feeder Funds.

     The value of the Feeder Funds' investments in the Master Funds reflect the Feeder Funds proportionate interest in the Master Funds (approximately 100% for each of the Feeder Funds at October 31, 2005). The results of operations and performance of the Feeder Funds are directly affected by the performance of the Master Funds.

     The financial statements of the Master Funds, including their schedules of investments, are included elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

     The following is a summary of significant accounting policies consistently followed by the Trust in conformity with accounting principles generally accepted in the United States of America.

     (a) Valuation of securities by each of the Master Funds is discussed in
Note 1(a) of the Master Funds Notes to Financial Statements which are included elsewhere in this report. The value of the Government and Treasury Fund portfolio securities is determined on the basis of fair value as determined in good faith by the Board of Trustees (the "Trustees") of the Trust. In determining fair value, securities for which market quotations are readily available are valued at market value. Other securities, if any, are valued at their fair value in the best judgement of Fund Asset Management L.P., ("FAM") under procedures established by, and under the supervision of, the Trustees. Securities with remaining maturities of 60 days or less are valued by use of the amortized cost method.

     For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is deemed to be the demand notice payment period.

     The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), which is the limited partner.

     (b) It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investments companies and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements -- Continued (Unaudited)
================================================================================

     (c) Security transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on investments are computed on the basis of identified cost of security sold.

     The Feeder Funds' net investment income includes the Feeder Funds' pro-rata share of the net investment income of the respective Master Funds.

     The Government Fund and Treasury Fund record interest income (after adjustment for amortization of premium or accretion of discount) as earned.

     (d) Prepaid registration fees are charged to income as the related shares are sold.

     (e) Repurchase agreements -- The Government Fund invests in U.S. Government & Agency securities pursuant to repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Government Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

     (f) Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Merrill Lynch Institutional Tax-Exempt Fund, for the year ended April 30, 2005, $5,318 has been reclassified between undistributed net investment income and accumulated net realized loss as a result of permanent differences attributable to amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Fees and Other Transactions with Affiliates

FAM, a subsidiary of Merrill Lynch & Co., Inc., provides investment advisory and corporate administrative services to the Government Fund and Treasury Fund for a fee, subject to certain limitations, at the annual rates listed below.

                                          Percentage of Average Daily Net Assets
                                         ---------------------------------------
Government Fund and
Treasury Fund .......................     .35% up to and including $500,000,000
                                         plus .335% over $500,000,000 up to and
                                          including $750,000,000
                                         plus .32% over $750,000,000 up to and
                                          including $1,000,000,000
                                         plus .30% over $1,000,000,000

     FAM has agreed to waive a portion of its advisory fees for the Government and Treasury Funds. The effective fee payable to FAM will be at the annual rate of 0.20% for each of the Government and Treasury Funds' average daily net assets. FAM may discontinue waiver of the fee in whole or in part at any time without notice.

     For the six months ended October 31, 2005, FAM waived a portion of its fees amounting to $1,739,330 for the Government Fund and $928,283 for the Treasury Fund.

     FAM provides certain administrative services to the Premier Institutional Fund, Institutional Fund and Institutional Tax-Exempt Fund, for a fee at an annual rate of 0.10%, 0.15% and 0.15%, respectively, of average daily net assets. Effective May 13, 2005, FAM agreed to voluntarily waive a portion of the administrative fee for the Premier Institutional Fund. FAM may discontinue waiver of the fee in whole or in part at any time without notice.

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements -- Continued (Unaudited)
================================================================================

     For the six months ended October 31, 2005, FAM waived a portion of its fees amounting to $6,706,619 for the Premier Institutional Fund.

     All officers and certain trustees of the Trust are affiliated with Merrill Lynch & Co., Inc.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest in the Premier Institutional Fund, Institutional Fund, Government Fund and Treasury Fund ($.01 par value) and Institutional Tax-Exempt Fund ($.10 par value) of a single class.

     Transactions in shares at a constant net asset value of $1.00 per share were as follows:

                                             Period                  Year
                                             Ended                  Ended
                                           October 31,             April 30,
Premier Institutional Fund                    2005                   2005
--------------------------              ----------------       ----------------
Shares sold .........................    105,110,099,056        409,003,732,801
Shares issued to shareholders in
  reinvestment of dividends .........        255,238,296            396,687,990
                                        ----------------       ----------------
    Total ...........................    105,365,337,352        409,400,420,791
Shares redeemed .....................   (106,682,295,037)      (436,336,451,614)
                                        ----------------       ----------------
    Net decrease ....................     (1,316,957,685)       (26,936,030,823)
                                        ================       ================

                                            Period                   Year
                                             Ended                   Ended
                                          October 31,              April 30,
Institutional Fund                           2005                    2005
------------------                      ---------------        ---------------
Shares sold .........................    25,039,635,119         64,523,326,797
Shares issued to shareholders in
  reinvestment of dividends .........       140,159,664            160,143,204
                                         --------------         --------------
    Total ...........................    25,179,794,783         64,683,470,001
Shares redeemed .....................   (24,211,431,245)       (65,887,531,811)
                                        ---------------        ---------------
    Net increase (decrease) .........       968,363,538         (1,204,061,810)
                                        ===============        ===============

                                            Period                   Year
                                             Ended                   Ended
                                           October 31,             April 30,
Government Fund                               2005                   2005
---------------                          --------------        ---------------
Shares sold .........................     7,984,393,807         26,423,339,614
Shares issued to shareholders in
  reinvestment of dividends..........        43,861,600             71,155,209
                                          -------------         --------------
    Total ...........................     8,028,255,407         26,494,494,823
Shares redeemed .....................    (8,580,911,604)       (28,681,096,655)
                                         --------------        ---------------
    Net decrease ....................      (552,656,197)        (2,186,601,832)
                                         ==============        ===============

                                            Period                  Year
                                            Ended                  Ended
                                          October 31,             April 30,
Treasury Fund                                2005                   2005
-------------                           --------------         --------------
Shares sold .........................    1,101,631,556          5,147,099,558
Shares issued to shareholders in
  reinvestment of dividends .........       19,277,887             20,635,432
                                         -------------          -------------
    Total ...........................    1,120,909,443          5,167,734,990
Shares redeemed .....................   (1,700,740,236)        (4,777,390,783)
                                        --------------         --------------
    Net increase (decrease) .........     (579,830,793)           390,344,207
                                        ==============         ==============

                                            Period                  Year
                                             Ended                  Ended
                                           October 31,             April 30,
Institutional Tax-Exempt Fund                 2005                  2005
-----------------------------           ---------------        ---------------
Shares sold .........................    30,391,350,731         52,247,986,025
Shares issued to shareholders in
  reinvestment of dividends .........       157,797,796            162,686,441
                                         --------------         --------------
    Total ...........................    30,549,148,527         52,410,672,466
Shares redeemed .....................   (27,906,261,307)       (50,815,095,646)
                                        ---------------        ---------------
    Net increase ....................     2,642,887,220          1,595,576,820
                                        ===============        ===============

4. Distributions

The Funds declare dividends daily, pay dividends monthly and automatically reinvest such dividends in additional Fund shares at net asset value, unless shareholders request payment in cash. Dividends for the Premier Institutional, Institutional, Government and Treasury Funds are declared from the total net investment income plus or minus realized gains or losses, if any, on investments.

     Dividends for the Institutional Tax-Exempt Fund are declared from net investment income excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually, after deducting

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements -- Continued (Unaudited)
================================================================================

prior years' loss carryovers. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

     As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

                           Premier Institutional Fund
                           --------------------------
Undistributed ordinary income -- net .................               $        --
Undistributed long-term capital gains -- net .........                        --
                                                                    ------------
Total undistributed earnings -- net ..................                        --
Capital loss carryforward ............................                        --
Unrealized losses -- net .............................               (19,567,035)
                                                                    ------------
Total accumulated losses -- net ......................              ($19,567,035)
                                                                    ============

                               Institutional Fund
                               -------------------
Undistributed ordinary income -- net .................               $        --
Undistributed long-term capital gains -- net .........                        --
                                                                     ------------
Total undistributed earnings -- net ..................                        --
Capital loss carryforward ............................                        --
Unrealized losses -- net .............................                (6,972,288)
                                                                     ------------
Total accumulated losses -- net ......................               ($6,972,288)
                                                                     ============

                                 Government Fund
                                 ---------------
Undistributed ordinary income -- net .................                $       --
Undistributed long-term capital gains -- net .........                        --
                                                                     -----------
Total undistributed earnings -- net ..................                        --
Capital loss carryforward ............................                        --
Unrealized losses -- net .............................                (2,175,951)
                                                                     ------------
Total accumulated losses -- net ......................               ($2,175,951)
                                                                     ============

                                  Treasury Fund
                                  -------------
Undistributed ordinary income -- net .................                $       --
Undistributed long-term capital gains -- net .........                        --
                                                                     ------------
Total undistributed earnings -- net ..................                        --
Capital loss carryforward ............................                        --
Unrealized losses -- net .............................                  (138,522)
                                                                     ------------
Total accumulated losses -- net ......................                 ($138,522)
                                                                     ============

                          Institutional Tax-Exempt Fund
                          -----------------------------
Undistributed ordinary income -- net .................                $     7,007
Undistributed long-term capital gains -- net .........                        --
                                                                     ------------
Total undistributed earnings -- net ..................                     7,007
Capital loss carryforward ............................                  (132,039)*
Unrealized losses -- net .............................                        --
                                                                     ------------
Total accumulated losses -- net ......................                 ($125,032)
                                                                     ============

* On April 30, 2005, the Fund had a net capital loss carryforward of $132,039 which expire in 2013.

5. Trustees' Fees

Each Trustee who is not affiliated with the Trust or its adviser is paid an annual retainer fee of $40,000 plus an additional fee of $2,500 for each board meeting attended. Effective January 1, 2005, the Chairman of the Board receives an additional annual retainer in the amount of $20,000 and the Chairman of the Audit Committee receives and additional annual retainer in the amount of $5,000. Trustees' fees are allocated among the five series of the Trust based on the net assets under management.

------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments
October 31, 2005 (Unaudited)
==================================================================================================================
                                                                            Interest    Maturity          Value
                   Face Amount                                                Rate*       Date          (Note 1a)
==================================================================================================================
U.S.               $  61,500,000   U.S. Treasury Notes ...................     1.50%   03/31/06    $    60,841,766
Government &          80,000,000   U.S. Treasury Notes ...................     2.50    09/30/06         78,675,040
Agency Issues --      69,400,000   Fannie Mae ............................     2.25    02/28/06         68,944,562
14.3%                162,000,000   Fannie Mae ............................     3.00    09/20/06        159,873,750
                      25,000,000   Fannie Mae ............................     3.55    01/30/07         24,664,062
                      44,900,000   Fannie Mae ............................     4.10    04/18/07         44,493,094
                      30,000,000   Federal Home Loan Banks ...............     2.00    07/07/06         29,503,125
                      75,000,000   Federal Home Loan Banks ...............     3.50    09/08/06         74,367,187
                     100,000,000   Federal Home Loan Banks ...............     3.13    09/15/06         98,812,500
                      25,000,000   Federal Home Loan Banks ...............     4.13    11/15/06         24,882,813
                     155,000,000   Federal Home Loan Banks ...............     3.25    11/29/06        152,820,312
                      33,000,000   Federal Home Loan Banks ...............     3.75    11/30/06         32,659,688
                     110,000,000   Federal Home Loan Banks ...............     3.80    12/29/06        109,003,125
                     127,000,000   Federal Home Loan Banks ...............     3.45    01/10/07        125,333,125
                      50,000,000   Federal Home Loan Banks ...............     3.75    01/16/07         49,500,000
                      20,000,000   Federal Home Loan Banks ...............     5.38    02/15/07         20,187,500
                      75,000,000   Federal Home Loan Banks ...............     3.75    03/07/07         74,039,063
                      25,000,000   Federal Home Loan Banks ...............     3.65    03/28/07         24,671,875
                      53,000,000   Federal Home Loan Banks ...............     4.00    06/13/07         52,420,313
                      50,000,000   Federal Home Loan Banks ...............     4.21    09/14/07         49,546,875
                     177,700,000   Freddie Mac ...........................     2.41    11/04/05        177,700,000
                     170,000,000   Freddie Mac ...........................     2.30    11/17/05        169,998,140
                      87,360,000   Freddie Mac ...........................     2.20    12/01/05         87,360,000
                      75,000,000   Freddie Mac ...........................     2.50    12/15/05         75,000,000
                      37,200,000   Freddie Mac ...........................     2.63    08/17/06         36,658,625
                     200,000,000   Freddie Mac ...........................     3.01    11/09/06        196,896,400
                      50,000,000   Freddie Mac ...........................     3.75    11/15/06         49,573,800
                      70,000,000   Freddie Mac ...........................     4.25    02/28/07         69,693,533
                      57,000,000   Freddie Mac ...........................     4.45    09/28/07         56,484,492
                      50,000,000   Freddie Mac ...........................     4.60    10/05/07         49,832,155
                      38,200,000   Freddie Mac ...........................     4.63    10/05/07         38,071,724
                      72,300,000   Freddie Mac ...........................     4.71    10/11/07         72,165,883
                      51,000,000   Freddie Mac ...........................     4.75    10/24/07         50,945,221
------------------------------------------------------------------------------------------------------------------
                                   Total U.S. Government & Agency
                                   Issues (Cost $2,504,917,609) ..........                           2,485,619,748
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================================
                                                                                          Interest    Maturity           Value
                           Face Amount                                                      Rate*       Date           (Note 1a)
=================================================================================================================================
Certificates of            $ 95,000,000   First Tennessee Bank, N.A. ...................     3.75%   11/14/05     $    95,000,000
Deposit -- 1.3%             140,000,000   First Tennessee Bank, N.A. ...................     3.75    11/21/05         140,000,000

---------------------------------------------------------------------------------------------------------------------------------
                                          Total Certificates of Deposit
                                          (Cost $235,000,000) ..........................                              235,000,000
---------------------------------------------------------------------------------------------------------------------------------
Certificates of              14,000,000   First Tennessee Bank, N.A. ...................     3.80    11/10/05          14,000,158
Deposit --
Variable Rate --
0.1%
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Certificates of Deposit --
                                          Variable Rate
                                          (Cost $14,000,158) ...........................                               14,000,158
---------------------------------------------------------------------------------------------------------------------------------
Euro Certificates            82,000,000   Deutsche Bank AG .............................     3.76    11/18/05          81,997,850
of Deposit --                90,000,000   Deutsche Bank AG .............................     3.77    11/21/05          89,997,740
3.5%                         36,000,000   Deutsche Bank AG .............................     3.96    12/13/05          35,997,446
                            400,000,000   Societe Generale .............................     4.00    12/13/05         400,000,000
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Euro Certificates of Deposit
                                          (Cost $607,993,036) ..........................                              607,993,036
---------------------------------------------------------------------------------------------------------------------------------
Yankee                       60,000,000   Caylon .......................................     4.25    08/31/06          59,798,814
Certificates of             500,000,000   Credit Suisse, NY ............................     3.85    11/23/05         500,000,000
Deposit -- 4.3%              50,000,000   Toronto-Dominion Bank, NY ....................     3.82    06/26/06          49,747,690
                            135,000,000   UBS AG .......................................     3.82    11/07/05         135,000,000
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Yankee Certificates of Deposit
                                          (Cost $745,001,583) ..........................                              744,546,504
---------------------------------------------------------------------------------------------------------------------------------
Bank Notes --               250,000,000   Bank of America, N.A. ........................     3.81    08/10/06         250,000,000
Variable Rate --
1.4%
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Bank Notes -- Variable Rate
                                          (Cost $250,000,000) ..........................                              250,000,000
---------------------------------------------------------------------------------------------------------------------------------
Corporate Notes --          215,000,000   Arlo III Limited, Series 2004 Notes ..........     4.23    10/27/06         215,000,000
Variable Rate --            118,000,000   ASIF Global Financing XXX ....................     4.02    11/23/06         117,970,018
26.4%                        53,800,000   Bank of Ireland ..............................     3.97    11/17/06          53,800,000
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
===================================================================================================================
                                                                              Interest   Maturity          Value
                 Face Amount                                                    Rate*      Date          (Note 1a)
===================================================================================================================
Corporate        $150,000,000   CC (USA) Inc., (Centauri) ...................    3.82%   05/15/06     $ 150,004,350
Notes --          100,000,000   Cullinan Finance Corp. ......................    4.01    07/25/06        99,991,000
Variable Rate      50,000,000   Cullinan Finance Corp. ......................    4.01    09/25/06        50,000,550
(continued)        47,000,000   Dorada Finance Inc. .........................    3.82    05/18/06        46,998,731
                  300,000,000   Fifth Third Bank ............................    3.99    11/23/06       300,006,600
                  100,000,000   Harwood Street Funding I, LLC ...............    4.09    06/25/06       100,000,000
                  247,000,000   HSBC Finance Inc. ...........................    4.02    11/24/06       247,019,760
                   79,000,000   K2 (USA) LLC ................................    3.81    12/12/05        78,997,547
                  140,000,000   K2 (USA) LLC ................................    3.85    12/15/05       139,996,489
                   80,000,000   K2 (USA) LLC ................................    3.82    05/15/06        79,998,960
                   50,000,000   K2 (USA) LLC ................................    3.82    05/17/06        49,999,250
                  150,000,000   Lehman Brothers Holdings Inc. ...............    4.06    11/22/06       150,098,100
                   63,000,000   Links Finance LLC ...........................    3.93    12/14/05        62,999,368
                  200,000,000   Links Finance LLC ...........................    3.83    05/02/06       200,004,800
                   85,000,000   Links Finance LLC ...........................    3.82    05/22/06        85,000,672
                  125,500,000   Metropolitan Life Global Funding I ..........    3.88    11/06/06       125,495,093
                  108,000,000   Metropolitan Life Global Funding I ..........    4.03    11/15/06       108,034,344
                  140,000,000   Nationwide Building Society .................    4.03    10/27/06       140,005,320
                  215,000,000   Northern Rock Plc ...........................    3.84    10/06/06       214,986,455
                  235,500,000   Pfizer Inc. .................................    3.66    11/04/05       235,500,000
                   50,000,000   Premier Asset Collateralized
                                  Entity LLC ................................    3.95    02/15/06        49,998,450
                   50,000,000   Premier Asset Collateralized
                                  Entity LLC ................................    3.95    09/15/06        49,995,850
                  150,000,000   Premium Asset Trust, Series 2004-I ..........    3.98    10/13/06       150,025,035
                  292,600,000   Procter & Gamble Co. ........................    3.79    10/10/06       292,632,771
                  140,000,000   Racers Series 2004-1-MM
                                  Trust Certificates ........................    4.04    02/27/06       140,000,000
                  250,000,000   Sigma Finance Inc. ..........................    3.83    05/16/06       249,996,500
                  200,000,000   Sigma Finance Inc. ..........................    3.91    09/12/06       199,967,980
                   51,200,000   Stanfield Victoria Finance LLC ..............    3.81    05/09/06        51,199,642
                   38,500,000   Stanfield Victoria Finance LLC ..............    4.11    05/10/06        38,501,925
                   13,500,000   Stanfield Victoria Finance LLC ..............    3.82    05/15/06        13,499,825
                  105,000,000   Tango Finance Corporation ...................    3.96    09/20/06       104,990,655

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=======================================================================================================================
                                                                                Interest   Maturity          Value
                     Face Amount                                                  Rate*      Date          (Note 1a)
=======================================================================================================================
Corporate            $124,000,000   Westpac Banking Corp. ....................    3.84%    10/11/06      $  123,971,976
Notes --               79,500,000   White Pine Corporation ...................    3.90     09/12/06          79,490,540
Variable Rate
(continued)
-----------------------------------------------------------------------------------------------------------------------
                                    Total Corporate Notes -- Variable Rate
                                    (Cost $4,595,992,650) ....................                            4,596,178,556
-----------------------------------------------------------------------------------------------------------------------
Extendable             40,000,000   Capital One Multi Asset Execution
Commercial                            Trust, Class A .........................    3.76     11/29/05          39,883,022
Notes -- 7.6%         325,000,000   Citibank Credit Card Issuance Trust ......    4.03     12/19/05         323,253,666
                      200,000,000   Citibank Credit Card Issuance Trust ......    4.03     12/20/05         198,902,944
                      100,000,000   Motown Notes Program,
                                      Series 2002-1 ..........................    3.84     11/22/05          99,776,000
                       33,100,000   Motown Notes Program,
                                      Series 2002-2 ..........................    3.85     11/22/05          33,025,663
                      194,000,000   MNBA Master Credit Card Trust II .........    3.87     11/15/05         193,708,030
                      230,000,000   Park Granada LLC .........................    4.08     11/01/05         230,000,000
                       97,903,000   Park Granada LLC .........................    4.13     11/01/05          97,903,000
                       30,000,000   Park Granada LLC .........................    4.10     11/01/05          30,000,000
                       50,000,000   Strand Capital LLC .......................    3.78     11/01/05          50,000,000
                       25,000,000   Strand Capital LLC .......................    3.84     11/04/05          24,992,000
-----------------------------------------------------------------------------------------------------------------------
                                    Total Extendable Commercial Notes --
                                    (Cost $1,321,444,325) ....................                            1,321,444,325
-----------------------------------------------------------------------------------------------------------------------
Master Notes --        50,000,000   GE Life and Annuity
Variable Rate --                      Assurance Co. (a) ......................    3.95     11/01/05          50,000,000
8.8%                   50,000,000   GE Life and Annuity
                                      Assurance Co. (a) ......................    3.95     10/02/06          50,000,000
                       50,000,000   Hartford Life Insurance Co. (a) ..........    3.94     12/01/05          50,000,000
                      100,000,000   ING USA Annuity and Life
                                      Insurance Co. (a) ......................    4.14     12/23/05         100,000,000
                      100,000,000   ING USA Annuity and Life
                                      Insurance Co. (a) ......................    4.10     01/20/06         100,000,000
                      360,000,000   JP Morgan Chase & Co. (a) ................    3.87     05/16/06         360,000,000
                      210,000,000   Metropolitan Life
                                      Insurance Company (a) ..................    3.93     09/01/06         210,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
==========================================================================================================================
                                                                                  Interest    Maturity           Value
                     Face Amount                                                    Rate*       Date           (Note 1a)
==========================================================================================================================
Master Notes --      $ 60,000,000   Monumental Life Insurance Co. (a) ..........    4.01%     02/15/06     $    60,000,000
Variable Rate         136,000,000   New York Life Insurance
(continued)                           Company (a) ..............................    4.19      10/18/06         136,000,000
                      140,000,000   New York Life Insurance
                                      Company (a) ..............................    4.19      11/17/05         140,000,000
                      250,000,000   New York Life Insurance
                                      Company (a) ..............................    4.19      12/07/05         250,000,000
                       35,000,000   Travelers Insurance Company
                                      (The) (a) ................................    3.92      03/01/06          35,000,000
--------------------------------------------------------------------------------------------------------------------------
                                    Total Master Notes -- Variable Rate
                                    (Cost $1,541,000,000) ......................                             1,541,000,000
--------------------------------------------------------------------------------------------------------------------------
Commercial             20,000,000   Cafco, LLC .................................    3.99      12/14/05          19,904,683
Paper -- 11.4%         50,000,000   Cafco, LLC .................................    4.00      12/19/05          49,733,333
                       22,115,000   Cobbler Funding LLC ........................    3.77      11/25/05          22,059,418
                      119,928,000   Cobbler Funding LLC ........................    4.01      11/25/05         119,607,393
                      200,000,000   Compass Securitization LLC .................    4.00      11/22/05         199,533,333
                       18,250,000   Compass Securitization LLC .................    3.78      11/25/05          18,204,010
                       64,988,000   Countrywide Home Loan ......................    4.08      11/01/05          64,988,000
                      100,000,000   Countrywide Home Loan ......................    4.09      11/01/05         100,000,000
                       22,133,000   Countrywide Home Loan ......................    4.13      11/01/05          22,133,000
                       10,000,000   Culliman Financial Corp. ...................    3.74      11/10/05           9,990,650
                       90,368,000   Falcon Asset Securitization ................     3.8      11/16/05          90,224,917
                      101,687,000   Falcon Asset Securitization ................    4.00      12/19/05         101,144,669
                      100,000,000   FCAR Owner Trust ...........................    3.74      11/15/05          99,854,556
                       50,000,000   Five Finance Incorporated ..................    3.74      11/22/05          49,890,916
                       77,816,000   Grendaier Funding Ltd ......................    3.82      11/14/05          77,708,657
                       67,314,000   Klio II Funding Ltd ........................    4.00      11/21/05          67,164,413
                       41,258,000   Klio II Funding Ltd ........................    4.00      11/22/05          41,161,731
                      309,578,000   Klio II Funding Ltd ........................    4.00      11/23/05         308,821,255
                      101,625,000   Park Avenue Receivables Corp. ..............    3.98      12/14/05         101,141,886
                      197,940,000   Sheffield Receivables Corp. ................    3.99      11/21/05         197,501,233
                      237,000,000   Solitaire Funding LLC ......................    4.03      12/22/05         235,646,927
--------------------------------------------------------------------------------------------------------------------------
                                    Total Commercial Paper
                                    (Cost $1,996,414,980) ......................                             1,996,414,980
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
======================================================================================================================
                                                                               Interest   Maturity           Value
                     Face Amount                                                 Rate*     Date            (Note 1a)
======================================================================================================================
Commercial           $197,200,000   Morgan Stanley ......................        4.14%    02/21/06     $   197,200,000
Paper -- Variable     234,000,000   Morgan Stanley ......................        4.14     03/03/06         234,000,000
Rate -- 3.9%          227,300,000   Morgan Stanley ......................        4.14     03/07/06         227,300,000
                       30,000,000   White Pine Corporation ..............        3.92     03/15/06          29,997,531
----------------------------------------------------------------------------------------------------------------------
                                    Total Commercial Paper --
                                    Variable Rate
                                    (Cost $688,497,531) .................                                  688,497,531
----------------------------------------------------------------------------------------------------------------------
Time                  285,925,000   National City Bank -- Ohio ..........        4.00     11/01/05         285,925,000
Deposits -- 6.0%      275,000,000   State Street Bank & Trust ...........        4.00     11/01/05         275,000,000
                      485,000,000   SunTrust Bank .......................        3.96     11/01/05         485,000,000


----------------------------------------------------------------------------------------------------------------------
                                    Total Time Deposits
                                    (Cost $1,045,925,000) ...............                                1,045,925,000
----------------------------------------------------------------------------------------------------------------------
Collateralized        360,000,000   Blue Heron IX, Class A ..............        4.07     02/22/06         360,000,000
Debt Obligation --
Variable Rate --
2.1%
----------------------------------------------------------------------------------------------------------------------
                                    Total Collateralized Debt
                                    Obligation -- Variable Rate
                                    (Cost $360,000,000) .................                                  360,000,000
----------------------------------------------------------------------------------------------------------------------
Collateralized        250,000,000   Barclays Capital Inc.,
Advancements --                       purchased on 10/31/05 .............        4.11     11/01/05         250,000,000
5.7%                  150,000,000   Goldman Sachs & Company,
                                      purchased on 10/31/05 .............        4.18     11/01/05         150,000,000
                      100,000,000   HSBC Securities (USA) Inc.,
                                      purchased on 10/31/05 .............        4.12     11/01/05         100,000,000
                      400,000,000   JP Morgan Securities Inc.,
                                      purchased on 10/31/05 .............        4.18     11/01/05         400,000,000
                      100,000,000   Morgan Stanley & Co., Inc.,
                                      purchased on 10/31/05 .............        4.11     11/01/05         100,000,000
----------------------------------------------------------------------------------------------------------------------
                                    Total Collateralized Advancements
                                    (Cost $1,000,000,000) ...............                                1,000,000,000
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
===============================================================================================================================
                                                                                         Interest    Maturity        Value
                            Face Amount                                                    Rate*       Date        (Note 1a)
===============================================================================================================================
Repurchase                  $475,000,000   Goldman Sachs & Company,
Agreements --                                purchased on 10/31/05,
2.7%                                         repurchase price $475,053,042 ..........      4.02%    11/01/05    $   475,000,000
-------------------------------------------------------------------------------------------------------------------------------
                                           Total Repurchase Agreements
                                           (Cost $475,000,000) ....................                                 475,000,000
-------------------------------------------------------------------------------------------------------------------------------
Money Market                 137,155,000   Merrill Lynch Liquidity Series, LLC
Funds -- 0.8%                                Money Market Series (b)(c) .............                               137,155,000
-------------------------------------------------------------------------------------------------------------------------------
                                           Total Money Market Fund
                                           (Cost $137,155,000) ....................                                 137,155,000
-------------------------------------------------------------------------------------------------------------------------------
                                           Total Investments -- 100.3%
                                           (Cost $17,518,341,872)..................                              17,498,774,838
-------------------------------------------------------------------------------------------------------------------------------
                                           Liabilities in Excess of Other
                                           Assets -- (0.3%) .......................                                 (54,137,930)
-------------------------------------------------------------------------------------------------------------------------------
                                           Net Assets .............................                             $17,444,636,908
===============================================================================================================================

     Note -- Costs for federal income tax purposes are the same as those shown above. At October 31, 2005, net unrealized depreciation amounted to $19,567,035 and is comprised of $288,450 in appreciation and $19,855,485 in depreciation.

* Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at October 31, 2005. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
================================================================================

(a) Restricted securities -- Investment in securities not registered under the Securities Act of 1933.

     Additional information on each holding is as follows:

                Security                      Acquisition Date          Cost
     GE Life and Annuity Assurance Co.
      3.95%, 11/01/05 .....................      11/01/04           $ 50,000,000
      3.95%, 10/02/06 .....................      10/03/05           $ 50,000,000
     Hartford Life Insurance Co.
      3.94%, 12/01/05 .....................      11/30/04           $ 50,000,000
     ING USA Annuity and Life Insurance Co.
      4.14%, 12/23/05 .....................      11/23/04           $100,000,000
      4.10%, 01/20/06 .....................      01/20/05           $100,000,000
     J.P. Morgan Chase & Co.
      3.87%, 05/16/06 .....................      08/19/05           $360,000,000
     Metropolitan Life Insurance Co.
      3.93%, 09/01/06 .....................      09/01/05           $210,000,000
     Monumental Life Insurance Co.
      4.01%, 02/15/06 .....................      02/17/05           $ 60,000,000
     New York Life Insurance Co.
      4.19%, 10/18/06 .....................      10/19/05           $136,000,000
      4.19%, 11/17/05 .....................      11/18/04           $140,000,000
      4.19%, 12/07/05 .....................      12/03/04           $250,000,000
     Travelers Insurance Co. (The)
      3.92%, 03/01/06 .....................      03/01/05           $ 35,000,000

     The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,541,000,000 or 8.8% of net assets.

(b) Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                                        Dividend/
                                                                                        Interest
                             Affiliate                                 Net Activity      Income
     Merrill Lynch Liquidity Series, LLC Money Market Series ......   $137,155,000       $24,963

(c)  Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund
Statement of Assets and Liabilities
October 31, 2005 (Unaudited)
==================================================================================================================
Assets:
Investments in securities subject to repurchase agreements ................   $  475,000,000
Investments in other marketable securities
 (including securities loaned of $134,104,967) ............................   17,023,774,838
                                                                              --------------
    Total investments at value (identified cost $17,518,341,872) (Note 1a) .................       $17,498,774,838
Cash .......................................................................................            27,425,402
Interest receivable ........................................................................            56,448,607
Securities lending income receivable .......................................................                16,903
                                                                                                   ---------------
    Total assets ...........................................................................        17,582,665,750
                                                                                                   ---------------
Liabilities:
Collateral on securities loaned, at value ..................................................           137,155,000
Advisory fee payable (Note 2) ..............................................................               792,869
Accrued expenses ...........................................................................                80,973
                                                                                                   ---------------
    Total liabilities ......................................................................           138,028,842
                                                                                                   ---------------
Net Assets applicable to investors' interests ..............................................       $17,444,636,908
                                                                                                   ===============
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals ....................................       $17,464,203,942
Net unrealized depreciation ................................................................          (19,567,034)
                                                                                                   ---------------
Total ......................................................................................       $17,444,636,908
                                                                                                   ===============

------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund
Statement of Operations
For the Six Months Ended October 31, 2005 (Unaudited)
==================================================================================================================
Investment Income:
Interest and discount earned ...................................................................      $314,397,811
Securities lending income (Note 1f) ............................................................            24,963
                                                                                                      ------------
    Total income ...............................................................................       314,422,774
                                                                                                      ------------
Expenses:
Investment advisory fee (Note 2) ...............................................................         4,692,476
Accounting and custodian services ..............................................................           177,909
Dividend and transfer agency fees ..............................................................            28,342
                                                                                                      ------------
    Total expense ..............................................................................         4,898,727
                                                                                                      ------------
    Net investment income ......................................................................       309,524,047
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss from investment transactions ..................................    ($2,605,071)
Net unrealized appreciation of investments ......................................      1,696,551
                                                                                     -----------
    Net realized and unrealized loss from investments ..........................................          (908,520)
                                                                                                      ------------
Net Increase in Net Assets Resulting From Operations ...........................................      $308,615,527
                                                                                                      ============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund                                                             Six Months               Year
Statement of Changes in Net Assets (Unaudited)                                                  Ended                  Ended
                                                                                           October 31, 2005        April 30, 2005
===================================================================================================================================
Decrease in Net assets:
Operations:
Net investment income ................................................................    $    309,524,047        $     649,487,809
Net realized loss from investment transactions .......................................          (2,605,071)                  (8,646)
Net unrealized appreciation (depreciation) of investments ............................           1,696,551              (20,575,587)
                                                                                          ----------------        -----------------
Net increase in net assets resulting from operations .................................         308,615,527              628,903,576
                                                                                          ----------------        -----------------
Capital Transactions:
Contributions from feeders ...........................................................      21,140,457,566           85,810,743,809
Withdrawals from feeders .............................................................     (22,763,717,388)        (113,408,715,449)
                                                                                          ----------------        -----------------
Net decrease in net assets from capital transactions .................................      (1,623,259,822)         (27,597,971,640)
                                                                                          ----------------        -----------------
Net decrease in net assets ...........................................................      (1,314,644,295)         (26,969,068,064)
Net Assets:
Beginning of period ..................................................................      18,759,281,203           45,728,349,267
                                                                                          ----------------        -----------------
End of period ........................................................................    $ 17,444,636,908        $  18,759,281,203
                                                                                          ================        =================

------------------------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund                    Six Months                  Year Ended April 30,               For the Period
Supplementary Data (Unaudited)                          Ended        -------------------------------------------  January 14, 2002*
                                                   October 31, 2005      2005            2004           2003       to April 30, 2002
====================================================================================================================================
Ratio of expenses to average net assets .........          .05%(1)           .05%            .05%            .05%            .05%(1)
Ratio of net investment income to
 average net assets .............................         3.30%(1)          1.80%           1.15%           1.70%           1.79%(1)
Net Assets, end of period (000) .................  $17,457,652       $18,759,281     $45,728,349     $44,595,647     $46,401,655

(1)  On an annualized basis.

*    Commencement of Operations.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments
October 31, 2005 (Unaudited)
===============================================================================================================
                                                                         Interest    Maturity         Value
                                 Face Amount                               Rate*       Date         (Note 1a)
===============================================================================================================
U.S. Government  $ 20,000,000    U.S. Treasury Notes .................     2.50%     09/30/06   $    19,668,760
& Agency           15,000,000    Fannie Mae ..........................     3.55      01/30/07        14,798,437
Issues -- 6.5%     15,881,000    Fannie Mae ..........................     3.13      05/04/07        15,538,566
                   25,000,000    Federal Home Loan Banks .............     3.50      09/08/06        24,789,062
                   38,400,000    Federal Home Loan Banks .............     3.13      09/15/06        37,944,000
                   50,000,000    Federal Home Loan Banks .............     3.25      11/29/06        49,296,875
                   15,000,000    Federal Home Loan Banks .............     3.75      11/30/06        14,845,312
                   55,000,000    Federal Home Loan Banks .............     3.80      12/29/06        54,501,563
                   35,000,000    Federal Home Loan Banks .............     3.45      01/10/07        34,540,625
                   25,000,000    Federal Home Loan Banks .............     3.75      01/16/07        24,750,000
                   11,130,000    Federal Home Loan Banks .............     5.38      02/15/07        11,234,344
                   25,000,000    Federal Home Loan Banks .............     3.75      03/07/07        24,679,687
                   15,000,000    Federal Home Loan Banks .............     4.00      07/13/07        14,835,937
                   30,000,000    Freddie Mac .........................     2.30      11/17/05        29,999,672
                   24,000,000    Freddie Mac .........................     2.50      11/25/05        23,999,803
                   30,000,000    Freddie Mac .........................     2.35      12/09/05        30,000,000
                   25,000,000    Freddie Mac .........................     2.50      12/15/05        25,000,000
                   45,000,000    Freddie Mac .........................     2.40      07/28/06        44,321,175
                   25,000,000    Freddie Mac .........................     3.75      11/15/06        24,786,900
                   30,000,000    Freddie Mac .........................     4.25      02/28/07        29,868,657
                   25,750,000    Freddie Mac .........................     4.45      09/28/07        25,517,117
                   25,000,000    Freddie Mac .........................     4.60      10/05/07        24,916,077
                   15,000,000    Freddie Mac .........................     4.63      10/05/07        14,949,630
                   25,000,000    Freddie Mac .........................     4.73      10/19/07        24,949,750
                   35,300,000    Freddie Mac .........................     4.75      10/24/07        35,262,084
---------------------------------------------------------------------------------------------------------------
                                 Total U.S. Government &
                                 Agency Issues
                                 (Cost $679,905,001) .................                              674,994,033
---------------------------------------------------------------------------------------------------------------
Certificates of   100,000,000    First Tennessee Bank, N.A. ..........     3.75      11/14/05       100,000,000
Deposit -- 1.7%    72,000,000    First Tennessee Bank, N.A. ..........     3.75      11/21/05        72,000,000
---------------------------------------------------------------------------------------------------------------
                                 Total Certificates of Deposit
                                 (Cost $172,000,000) .................                              172,000,000
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
================================================================================================================
                                                                           Interest   Maturity         Value
                    Face Amount                                             Rate*       Date         (Note 1a)
================================================================================================================
Euro Certificates   $182,000,000    Barclays Bank Plc ....................   3.81%    11/28/05   $   181,997,589
of Deposit --         50,000,000    Barclays Bank Plc ....................   4.06     07/25/06        49,795,090
2.5%                  25,000,000    HBOS Treasury Services, Plc ..........   3.75     07/11/06        24,850,560
----------------------------------------------------------------------------------------------------------------
                                    Total Euro Certificates of Deposit
                                    (Cost $256,997,589) ..................                           256,643,239
----------------------------------------------------------------------------------------------------------------
Yankee                35,000,000    Banco Bilbao Vizcaya Argentaria
Certificates of                       S.A., NY ...........................   3.26     02/08/06        34,889,292
Deposit -- 8.8%      125,000,000    Canadian Imperial Bank of
                                      Commerce, NY .......................   3.72     04/21/06       124,522,062
                      50,000,000    Caylon ...............................   4.25     08/31/06        49,832,345
                      50,000,000    Credit Suisse ........................   3.85     11/23/05        50,000,000
                      50,000,000    HBOS Treasury Services, Plc ..........   3.83     04/24/06        49,831,060
                      25,000,000    HBOS Treasury Services, Plc ..........   3.85     06/30/06        24,875,870
                      25,000,000    Toronto-Dominion Bank, NY ............   3.66     06/06/06        24,865,083
                      65,000,000    Toronto-Dominion Bank, NY ............   3.82     06/20/06        64,684,002
                     325,000,000    UBS AG ...............................   3.78     11/01/05       325,000,000
                     165,000,000    UBS AG ...............................   3.82     11/07/05       165,000,000
----------------------------------------------------------------------------------------------------------------
                                    Total Yankee Certificates of Deposit
                                    (Cost $915,000,921) ..................                           913,499,714
----------------------------------------------------------------------------------------------------------------
Yankee                75,000,000    Banco Bilbao Vizcaya Argentaria S.A.     4.08     07/17/06        74,715,405
Certificates of      225,000,000    Credit Suisse, NY ....................   3.91     04/13/06       225,000,000
Deposit --           155,000,000    Dexia Credit Locale ..................   3.80     10/03/06       154,974,591
Variable Rate --      29,000,000    Northern Rock Plc ....................   4.20     04/21/06        29,005,916
4.6%
----------------------------------------------------------------------------------------------------------------
                                    Total Yankee Certificates of
                                    Deposit -- Variable Rate
                                    (Cost $483,956,012) ..................                           483,695,912
----------------------------------------------------------------------------------------------------------------
Bank Notes --        150,000,000    Bank of America, N.A. ................   3.82     12/15/05       149,999,993
Variable Rate --      87,000,000    Bank of America, N.A. ................   3.81     08/10/06        87,000,000
2.3%
----------------------------------------------------------------------------------------------------------------
                                    Total Bank Notes -- Variable Rate
                                    (Cost $236,999,993) ..................                           236,999,993
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=========================================================================================================================
                                                                                    Interest   Maturity         Value
                    Face Amount                                                       Rate*      Date         (Note 1a)
=========================================================================================================================

Corporate Notes --  $  35,000,000    ASIF Global Financing XXX ...................    4.02%   11/23/06   $    34,991,107
Variable Rate --       30,200,000    Bank of Ireland .............................    3.97    11/17/06        30,200,000
7.1%                  100,000,000    Canadian Imperial Bank of
                                     Commerce ....................................    4.03    11/15/06       100,000,000
                      100,000,000    General Electric Capital Corp. ..............    4.07    11/17/06       100,118,800
                      122,500,000    Goldman Sachs Group, Inc. ...................    3.96    11/15/06       122,513,855
                       91,000,000    HSBC Financing Inc. .........................    4.02    11/24/06        91,007,280
                       37,500,000    Metropolitan Life Global Funding I ..........    3.88    11/06/06        37,498,534
                       28,000,000    Metropolitan Life Global Funding I ..........    4.03    11/15/06        28,008,904
                       31,500,000    Nationwide Building Society .................    4.03    10/27/06        31,501,197
                       56,000,000    Northern Rock Plc ...........................    3.84    10/06/06        55,996,472
                       77,000,000    Procter & Gamble Co. ........................    3.79    10/06/06        77,008,624
                       25,000,000    Westpac Banking Corp. .......................    3.84    10/11/06        24,994,350
------------------------------------------------------------------------------------------------------------------------
                                     Total Corporate Notes -- Variable Rate
                                     (Cost $733,700,000) .........................                           733,839,123
------------------------------------------------------------------------------------------------------------------------
Medium Term            22,695,000    American Honda Finance Corp. ................    4.00    09/11/06        22,732,833
Notes -- Variable      50,000,000    Beta Finance Inc. ...........................    3.82    05/17/06        50,001,405
Rate -- 7.9%           50,000,000    Beta Finance Inc. ...........................    4.06    10/11/06        49,984,350
                      112,000,000    Beta Finance Inc. ...........................    4.09    10/17/06       111,974,352
                      150,000,000    CC (USA) Inc., (Centauri) ...................    4.10    10/18/06       149,966,100
                       50,000,000    Dorada Finance Inc. .........................    4.09    10/17/06        49,988,050
                       40,000,000    HSBC Finance Corp. ..........................    3.71    10/27/06        40,044,360
                       62,700,000    Pfizer, Inc. ................................    3.66    11/04/05        62,700,000
                      100,000,000    Sigma Finance Inc. ..........................    3.91    09/12/06        99,983,990
                       75,000,000    Sigma Finance Inc. ..........................    4.12    10/19/06        74,968,342
                       34,000,000    Stanfield Victoria Finance LLC ..............    3.81    05/09/06        33,999,762
                       20,000,000    Stanfield Victoria Finance LLC ..............    4.11    05/10/06        20,001,000
                       39,500,000    White Pine Corporation ......................    3.84    09/05/06        39,499,688
                       10,500,000    White Pine Corporation ......................    3.90    09/12/06        10,498,751
------------------------------------------------------------------------------------------------------------------------
                                     Total Medium Term Notes --
                                     Variable Rate
                                     (Cost $816,395,430) .........................                           816,342,983
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
======================================================================================================================
                                                                                 Interest   Maturity         Value
                    Face Amount                                                    Rate*      Date         (Note 1a)
======================================================================================================================
Master Notes --     $  45,000,000   GE Life and Annuity
Variable Rate --                     Assurance Co. (a) .........................    3.95%   10/02/06   $    45,000,000
4.8%                   80,000,000   Hartford Life Insurance Co. (a) ............    3.93    05/01/06        80,000,000
                       30,000,000   ING USA Annuity & Life
                                     Insurance Co. (a) .........................    4.05    08/18/06        30,000,000
                       40,000,000   Monumental Life Insurance Co. (a) ..........    4.01    02/15/06        40,000,000
                      130,000,000   Monumental Life Insurance Co. (a) ..........    4.02    05/22/06       130,000,000
                       40,000,000   New York Life Insurance Company (a).........    4.19    11/17/05        40,000,000
                       45,000,000   New York Life Insurance Company (a).........    4.15    05/26/06        45,000,000
                       35,000,000   New York Life Insurance Company (a).........    4.19    10/18/06        35,000,000
                       50,000,000   United of Omaha Life Insurance
                                      Company (a) ..............................    4.15    04/27/06        50,000,000
----------------------------------------------------------------------------------------------------------------------
                                    Total Master Notes -- Variable Rate
                                    (Cost $495,000,000) ........................                           495,000,000
----------------------------------------------------------------------------------------------------------------------
Commercial             75,000,000   Amstel Funding Corporation .................    3.78    11/28/05        74,787,375
Paper -- 30.7%         26,500,000   Amsterdam Funding Corp. ....................    3.79    11/01/05        26,500,000
                      100,000,000   Aspen Funding Corporation ..................    3.83    11/07/05        99,936,167
                       56,570,000   Barton Capital LLC .........................    3.78    11/01/05        56,570,000
                       47,530,000   Cafco, LLC .................................    3.84    11/16/05        47,453,952
                       17,185,000   Cafco, LLC .................................    3.99    12/15/05        17,101,194
                       49,050,000   Cafco, LLC .................................    3.99    12/16/05        48,805,363
                      100,000,000   Clipper Receivables Company, LLC ...........    3.84    11/07/05        99,936,000
                      100,000,000   Clipper Receivables Company, LLC ...........    3.84    11/10/05        99,904,000
                      100,000,000   Clipper Receivables Company, LLC ...........    3.93    11/18/05        99,814,417
                       66,480,000   Compass Securitization LLC .................    3.89    11/09/05        66,422,532
                       64,000,000   Compass Securitization LLC .................    4.00    11/22/05        63,850,667
                       13,000,000   Compass Securitization LLC .................    3.78    11/25/05        12,967,240
                       29,300,000   CRC Funding LLC ............................    3.86    11/14/05        29,259,159
                      171,000,000   Edison Asset Securitization, LLC ...........    3.84    11/14/05       170,762,880
                       41,034,000   Falcon Asset Securitization ................    3.93    11/17/05        40,962,327
                      139,851,000   Falcon Asset Securitization ................    3.99    11/28/05       139,432,496
                      106,000,000   Falcon Asset Securitization ................    3.99    11/29/05       105,671,047
                       62,428,000   Falcon Asset Securitization ................    3.97    12/14/05        62,131,970
                      150,000,000   FCAR Owner Trust ...........................    4.00    11/18/05       149,716,667
                      100,000,000   Grampian Funding Limited ...................    3.77    11/28/05        99,717,250

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
======================================================================================================================
                                                                                 Interest   Maturity         Value
                    Face Amount                                                    Rate*      Date         (Note 1a)
======================================================================================================================
Commercial          $ 57,000,000    Greyhawk Funding, LLC ....................    3.84%     11/08/05   $    56,957,440
Paper                200,000,000    HBOS Treasury Services, Plc ..............    3.77      11/30/05       199,392,611
(continued)           45,000,000    Jupiter Securitization Corp. .............    3.82      11/09/05        44,961,800
                     102,193,000    Jupiter Securitization Corp. .............    3.82      11/10/05       102,095,406
                     100,444,000    Jupiter Securitization Corp. .............    3.88      11/16/05       100,281,615
                     100,000,000    Klio II Funding Ltd ......................    3.96      11/21/05        99,780,000
                      75,000,000    Newport Funding Corporation ..............    3.92      11/21/05        74,836,667
                      28,063,000    Old Line Funding LLC .....................    3.88      11/14/05        28,023,681
                      28,464,000    Old Line Funding LLC .....................    3.85      11/16/05        28,418,339
                      50,000,000    Park Avenue Receivables Corp. ............    3.80      11/03/05        49,989,444
                      51,147,000    Preferred Receivables Funding Corp. ......    3.79      11/01/05        51,147,000
                      31,069,000    Preferred Receivables Funding Corp. ......    4.00      11/08/05        31,044,835
                      51,075,000    Preferred Receivables Funding Corp. ......    4.00      11/09/05        51,029,600
                      92,000,000    Ranger Funding Company, LLC ..............    3.80      11/07/05        91,941,733
                     115,117,000    Ranger Funding Company, LLC ..............    3.83      11/16/05       114,933,292
                     194,130,000    Sheffield Receivables Corp. ..............    3.81      11/07/05       194,006,727
                     105,000,000    Sheffield Receivables Corp. ..............    4.00      11/17/05       104,813,333
                      50,000,000    Solitaire Funding, LLC ...................    4.00      12/13/05        49,766,667
                      75,000,000    Thunder Bay Funding LLC ..................    3.91      11/15/05        74,885,958
                      25,000,000    Windmill Funding Corp. ...................    3.92      11/16/05        24,959,167
----------------------------------------------------------------------------------------------------------------------
                                    Total Commercial Paper
                                    (Cost $3,184,968,018) ....................                           3,184,968,018
----------------------------------------------------------------------------------------------------------------------
Commercial            45,500,000    Morgan Stanley ...........................    4.14      02/21/06        45,500,000
Paper -- Variable     52,000,000    Morgan Stanley ...........................    4.14      03/03/06        52,000,000
Rate -- 1.2%          24,400,000    Morgan Stanley ...........................    4.14      03/07/06        24,400,000
----------------------------------------------------------------------------------------------------------------------
                                    Total Commercial Paper --
                                    Variable Rate
                                    (Cost $121,900,000) ......................                             121,900,000
----------------------------------------------------------------------------------------------------------------------
Time Deposits --      125,000,000   State Street Bank & Trust ................    4.00      11/01/05       125,000,000
2.3%                  114,720,000   SunTrust Bank, Cayman ....................    3.96      11/01/05       114,720,000
----------------------------------------------------------------------------------------------------------------------
                                    Total Time Deposits
                                    (Cost $239,720,000) ......................                             239,720,000
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=======================================================================================================================
                                                                                 Interest   Maturity         Value
                    Face Amount                                                    Rate*      Date         (Note 1a)
=======================================================================================================================
Collateralized      $   91,000,000   Blue Heron IX, Class A ...................      4.07%   02/22/06   $    91,000,000
Debt Obligation --      73,000,000   Permanent Financing (No. 7) Plc ..........      3.90    03/10/06        72,967,661
Variable
Rate -- 1.6%
-----------------------------------------------------------------------------------------------------------------------
                                     Total Collateralized Debt
                                     Obligation  -- Variable Rate
                                     (Cost $164,000,000) ......................                             163,967,661
-----------------------------------------------------------------------------------------------------------------------
Collateralized         100,000,000   Barclays Capital Inc.,
Advancements --                        purchased on 10/31/05 ..................      4.11    11/01/05       100,000,000
4.6%                   175,000,000   Citigroup Global Markets Inc.,
                                       purchased on 10/31/05 ..................      4.16    11/01/05       175,000,000
                       100,000,000   Goldman Sachs & Company,
                                       purchased on 10/31/05 ..................      4.13    11/01/05       100,000,000
                       100,000,000   Goldman Sachs & Company,
                                       purchased on 10/31/05 ..................      4.18    11/01/05       100,000,000
-----------------------------------------------------------------------------------------------------------------------
                                     Total Collateralized Advancements
                                     (Cost $475,000,000) ......................                             475,000,000
-----------------------------------------------------------------------------------------------------------------------
Repurchase             350,000,000   Goldman Sachs & Company,
Agreements --                          purchased on 10/31/05,
13.0%                                  repurchase price $350,039,083 ..........      4.02    11/01/05       350,000,000
                     1,000,000,000   UBS Warburg LLC,
                                       purchased on 10/31/05,
                                       repurchase price $1,000,111,667 ........      4.02    11/01/05     1,000,000,000
-----------------------------------------------------------------------------------------------------------------------
                                     Total Repurchase Agreements
                                     (Cost $1,350,000,000) ....................                           1,350,000,000
-----------------------------------------------------------------------------------------------------------------------
                                     Total Investments -- 99.6%
                                     (Cost $10,325,542,964)....................                          10,318,570,676
-----------------------------------------------------------------------------------------------------------------------
                                     Other Assets Less Liabilities -- 0.4%                                   42,805,125
-----------------------------------------------------------------------------------------------------------------------
                                     Net Assets ...............................                         $10,361,375,801
=======================================================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
================================================================================

     Note -- Costs for federal income tax purposes are the same as those shown above. At October 31, 2005, net unrealized depreciation amounted to $6,972,288 and is comprised of $193,203 in appreciation and $7,165,491 in depreciation.

* Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at October 31, 2005. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

(a) Restricted securities -- Investment in securities not registered under the Securities Act of 1933.

     Additional information on each holding is as follows:

                Security                    Acquisition Date              Cost
     GE Life and Annuity Assurance Co.
      3.95%, 10/02/06 .....................     10/03/05              $ 45,000,000
     Hartford Life Insurance Co.
      3.93%, 05/01/06 .....................     05/02/05              $ 80,000,000
     ING USA Annuity and Life Insurance Co.
      4.05%, 08/18/06 .....................     07/18/05              $ 30,000,000
     Monumental Life Insurance Co.
      4.01%, 02/15/06 .....................     02/17/05              $ 40,000,000
      4.02%, 05/22/06 .....................     04/22/05              $130,000,000
     New York Life Insurance Co.
      4.19%, 11/17/05 .....................     11/18/04              $ 40,000,000
      4.15%, 05/26/06 .....................     05/27/05              $ 45,000,000
      4.19%, 10/18/06 .....................     10/19/05              $ 35,000,000
     United of Omaha Life Insurance Co.
      4.15%, 04/27/06 .....................     04/27/05              $ 50,000,000

     The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $495,000,000 or 4.8% of net assets.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
Master Institutional Fund
Statement of Assets and Liabilities
October 31, 2005 (Unaudited)
===================================================================================================================
Assets:
Investments in securities subject to repurchase agreements .................    $1,350,000,000
Investments in other marketable securities .................................     8,968,570,676
                                                                                --------------
    Total investments, at value (identified cost $10,325,542,964) (Note 1a) ..................      $10,318,570,676
Cash .........................................................................................           15,347,734
Interest receivable ..........................................................................           27,936,013
                                                                                                    ---------------
    Total assets .............................................................................       10,361,854,423
                                                                                                    ---------------
Liabilities:
Advisory fee payable (Note 2) ................................................................              433,220
Accrued expenses .............................................................................               45,394
                                                                                                    ---------------
    Total liabilities ........................................................................              478,614
                                                                                                    ---------------
Net Assets applicable to investors' interests ................................................      $10,361,375,809
                                                                                                    ===============
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals ......................................      $10,368,348,097
Net unrealized depreciation ..................................................................           (6,972,288)
                                                                                                    ---------------
Total ........................................................................................      $10,361,375,809
                                                                                                    ===============

-------------------------------------------------------------------------------------------------------------------
Master Institutional Fund
Statement of Operations
For the Six Months Ended October 31, 2005 (Unaudited)
===================================================================================================================
Investment Income:
Interest and discount earned .................................................................         $160,933,212
                                                                                                       ------------
Expenses:
Investment advisory fee (Note 2) .............................................................            2,358,731
Accounting and custodian services ............................................................               98,437
Dividend and transfer agency fees ............................................................               28,342
                                                                                                       ------------
    Total expense ............................................................................            2,485,510
                                                                                                       ------------
    Net investment income ....................................................................          158,447,702
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions ...............................    $    125,503
Net unrealized depreciation of investments ...................................      (3,028,159)
                                                                                  ------------
    Net realized and unrealized loss from investments ........................................           (2,902,656)
                                                                                                       ------------
Net Increase in Net Assets Resulting From Operations .........................................         $155,545,046
                                                                                                       ============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
Master Institutional Fund                                                                        Six Months               Year
Statement of Changes in Net Assets (Unaudited)                                                      Ended                 Ended
                                                                                              October 31, 2005       April 30, 2005
===================================================================================================================================
Increase (Decrease) in Net assets:
Operations:
Net investment income ...................................................................    $    158,447,702     $     195,742,696
Net realized gain from investment transactions ..........................................             125,503                80,772
Net unrealized depreciation of investments ..............................................          (3,028,159)           (4,167,531)
                                                                                             ----------------     -----------------
Net increase in net assets resulting from operations ....................................         155,545,046           191,655,937
Capital Transactions:
Contributions from feeders ..............................................................       5,822,516,575        13,225,527,857
Withdrawals from feeders ................................................................      (5,011,585,726)      (14,625,457,769)
                                                                                             ----------------     -----------------
Net increase (decrease) in net assets from capital transactions .........................         810,930,849        (1,399,929,912)
                                                                                             ----------------     -----------------
Net increase (decrease) in net assets ...................................................         966,475,895        (1,208,273,975)
Net Assets:
Beginning of period .....................................................................       9,394,899,914        10,603,173,889
                                                                                             ----------------     -----------------
End of period ...........................................................................    $ 10,361,375,809     $   9,394,899,914
                                                                                             ================     =================

------------------------------------------------------------------------------------------------------------------------------------
Master Institutional Fund                             Six Months                  Year Ended April 30,               For the Period
Supplementary Data (Unaudited)                           Ended        ----------------------------------------     January 14, 2002*
                                                   October 31, 2005       2005           2004           2003       to April 30, 2002
====================================================================================================================================
Ratio of expenses to average net assets .........          .05%(1)           .05%           .05%           .05%              .05%(1)
Ratio of net investment income to
 average net assets .............................         3.36%(1)          1.87%          1.14%          1.71%             1.81%(1)
Net Assets, end of period (000) .................  $10,361,376        $9,394,900    $10,603,174    $11,662,227       $12,840,286

(1)  On an annualized basis.

*    Commencement of Operations.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Alabama --         $   7,500,000    Athens-Limestone County Health Care Authority VRDN
2.3%                                  2.73% due 05/01/2015 (a) .....................................  $ 7,500,000
                       1,695,000    Birmingham, Alabama Public Park & Recreation
                                     Board Revenue (YMCA Project) VRDN 2.75% due
                                     06/01/2016 (a) ................................................    1,695,000
                       4,795,000    Birmingham, Alabama Waterworks & Sewer Board
                                     (Water & Sewer Revenue Floaters -- Series 947)
                                     VRDN 2.73% due 01/01/2033 (a)(b) ..............................    4,795,000
                      30,000,000    Columbia, Alabama IDB Revenue (Alabama Power Co.)
                                     VRDN 2.78% due 11/01/2021 (a) .................................   30,000,000
                      16,900,000    Columbia, Alabama IDB PCR (Alabama Power Co.
                                     Project -- Series C) DDN 2.72% due 06/01/2022 (a) .............   16,900,000
                      35,000,000    Decatur, Alabama IDB Revenue VRDN 2.78% due
                                     08/01/2036 (a) ................................................   35,000,000
                       7,040,000    Homewood, Alabama Medical Clinic Board Lease
                                     Revenue (Lakeshore Foundation Project) VRDN
                                     2.80% due 11/01/2024 (a) ......................................    7,040,000
                                    Jefferson County, Alabama Sewer Revenue Warrants VRDN:
                      60,700,000     (Series B) 2.71% due 01/01/2027 (a) ...........................   60,700,000
                      30,000,000     (Series C-3) 2.74% due 02/01/2040 (a) .........................   30,000,000
                      20,000,000     (Series C-4) 2.74% due 02/01/2040 (a) .........................   20,000,000
                      93,600,000     (Series C-6) 2.70% due 02/01/2040 (a) .........................   93,600,000
                      17,600,000    Mobile, Alabama IDB PCR (Alabama Power Co. Project)
                                     DDN 2.74% due 06/01/2015 (a) ..................................   17,600,000
                       2,445,000    Tuscaloosa, Alabama Educational Building Authority
                                     Revenue (American Christian Education) VRDN
                                     2.75% due 01/01/2023 (a) ......................................    2,445,000
                       6,700,000    Tuscaloosa County, Alabama IDA Solid Waste Disposal
                                     Revenue VRDN 2.78% due 09/01/2020 (a) .........................    6,700,000
                                    University of Alabama General Revenue VRDN:
                       4,785,000     (Putters -- Series 477) 2.74% due 07/01/2012 (a)(b) ...........    4,785,000
                      15,915,000     (Series C) 2.71% due 07/01/2034 (a) ...........................   15,915,000
-----------------------------------------------------------------------------------------------------------------
Alaska --             44,000,000    Alaska IDA Revenue (ROCS RR II R 320) VRDN
1.6%                                 2.74% due 04/01/2034 (a)(b) ...................................   44,000,000

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
==================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
==================================================================================================================
Alaska             $  3,985,000     Alaska Municipal Board Authority (ROCS RR II R
(continued)                          7525) VRDN 2.74% due 05/01/2024 (a)(b) ................           $ 3,985,000
                      4,150,000     Alaska State Housing Finance Corp. (Merlots -- A-08)
                                     VRDN 2.72% due 12/01/2025 (a)(b) ......................             4,150,000
                      4,990,000     Anchorage, Alaska (ROCS RR II R 6034) VRDN 2.74%
                                     due 12/01/2024 (a)(b) .................................             4,990,000
                      2,300,000     Valdez, Alaska Marine Term Revenue
                                     (Philips Transportation Project) FXRDN 3.03%
                                     due 05/01/2006 ........................................             2,300,000
                                    Valdez, Alaska Marine Term Revenue (Philips Project)
                                     FXRDN:
                     27,000,000      (Series A) 3.00% due 06/01/2006 .......................            27,000,567
                     18,375,000      (Series B) 3.00% due 06/01/2006 .......................            18,375,000
                                    Valdez, Alaska Marine Term Revenue
                                     (Pipelines Project -- Series B) DDN:
                     10,550,000      2.72% due 06/01/2037 (a) ..............................            10,550,000
                    133,345,000      2.72% due 07/01/2037 (a) ..............................           133,345,000
------------------------------------------------------------------------------------------------------------------
Arizona --            2,990,000     Arizona School Facilities Board Certificate Partnership
1.6%                                 VRDN 2.74% due 09/01/2017 (a) .........................             2,990,000
                      2,395,000     Arizona School Facilities Board Certificate Partnership
                                     (Putters -- Series 940) VRDN 2.74% due
                                     03/01/2011 (a)(b) .....................................             2,395,000
                      2,625,000     Arizona State University Certificate Partnership VRDN
                                     2.74% due 09/01/2012 (a) ..............................             2,625,000
                     23,000,000     Maricopa County, Arizona IDA Health Facilities
                                     Revenue (Putters -- Series 420) VRDN 2.76%
                                     due 01/01/2010 (a)(b) .................................            23,000,000
                     37,548,000     Maricopa County, Arizona IDA S/F Mortgage Revenue
                                     (Floaters -- Series 1165) VRDN 2.78% due
                                     08/01/2006 (a)(b) .....................................            37,548,000
                      5,200,000     Mesa, Arizona Utility System Revenue (Putters --
                                     Series 960) VRDN 2.74% due 01/01/2013 (a)(b) ..........             5,200,000
                     45,340,000     Morgan Keegan Municipal Products Inc. (Series A)
                                     VRDN 2.76% due 02/02/2009 (a)(b) ......................            45,340,000


See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Arizona            $  6,800,000     Phoenix, Arizona Civic Corp. Distribution Revenue
(continued)                          (Series Z-11) VRDN 2.78% due 05/08/2034 (a) ..........          $  6,800,000
                    102,140,836     Phoenix, Arizona IDA S/F Housing Notes (Series A)
                                     FXRDN 3.86% due 05/01/2006 ...........................           102,140,836
                     19,906,000     Salt River Project, Arizona Electric System Revenue CP
                                     2.74% due 12/06/2005 .................................            19,906,000
-----------------------------------------------------------------------------------------------------------------
Arkansas --           7,000,000     Arkansas State Development Finance Authority
1.0%                                 Environmental Facilities Revenue (Teris LLC Project)
                                     VRDN 2.75% due 03/01/2021 (a) ........................             7,000,000
                      3,570,000     Arkansas State Development Finance Authority M/F
                                     Housing Revenue (Chapel Ridge -- Series C)
                                     VRDN 2.80% due 05/01/2031 (a) ........................             3,570,000
                     73,354,545     Arkansas State Development Finance Authority S/F
                                     Housing Revenue FXRDN 3.90% due 09/01/2006 ...........            73,354,545
                     46,396,500     Arkansas State Development Finance Authority S/F
                                     Housing Revenue (Floaters -- Series 1139) VRDN
                                     2.78% due 02/01/2008 (a)(b) ..........................            46,396,500
                     10,000,000     North Little Rock, Arkansas Health Facilities Board
                                     Revenue (Baptist Health -- Series B) VRDN 2.73%
                                     due 12/01/2021 (a) ...................................            10,000,000
                      6,650,000     Pulaski County, Arkansas Public Facilities Board M/F
                                     Revenue (Chapel Ridge -- South West) VRDN 2.78%
                                     due 10/01/2034 (a) ...................................             6,650,000
-----------------------------------------------------------------------------------------------------------------
California --        20,000,000     Access To Loans For Learning Student Loan Corp.
0.6%                                 California Revenue (Student Loan Program --
                                     Series V-A-2) VRDN 2.75% due 07/01/2040 (a) ..........            20,000,000
                      9,660,000     California State (Merlots B-45) VRDN 2.71% due
                                     10/01/2029 (a)(b) ....................................             9,660,000
                     12,000,000     California State GO CP 2.73% due 12/06/2005 ..........             12,000,000
                      9,820,000     California Statewide Community Development Authority
                                     Revenue (Floaters -- Series 909) VRDN 2.69%
                                     due 08/15/2023 (a)(b) ................................             9,820,000
                     40,280,000     Los Angeles, California S/F Home Mortgage Revenue
                                     FXRDN 3.86% due 12/01/2005 ...........................            40,280,000
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Colorado --        $  13,200,000    Adams County, Colorado Revenue (Series T) VRDN
2.1%                                 2.74% due 08/06/2013 (a) ..............................          $13,200,000
                       3,800,000    Arvada, Colorado Water Enterprise Revenue VRDN
                                     2.75% due 11/01/2020 (a) ..............................            3,800,000
                      10,000,000    Broomfield, Colorado Urban Renewal Authority Tax
                                     Increment Revenue (Event Center Project) VRDN
                                     2.74% due 12/01/2030 (a) ..............................           10,000,000
                       5,050,000    Castle Pines North Metropolitan District VRDN 2.79%
                                     due 12/01/2028 (a) ....................................            5,050,000
                       7,330,000    Colorado Department of Transportation Revenue
                                     (Putters -- Series 318) VRDN 2.74% due
                                     06/15/2015 (a)(b) .....................................            7,330,000
                      11,680,000    Colorado Educational & Cultural Facilities Authority
                                     Revenue (Charolette Jewish LLC Project -- Series A)
                                     VRDN 2.74% due 09/01/2035 (a) .........................           11,680,000
                                    Colorado Educational & Cultural Facilities Authority
                                     Revenue (National Jewish Board Program) DDN:
                       9,400,000     (Series A-1) 2.72% due 09/01/2033 (a) .................            9,400,000
                      15,000,000     (Series A-8) 2.74% due 09/01/2035 (a) .................           15,000,000
                      11,215,000     (Series C-1) 2.74% due 09/01/2035 (a) .................           11,215,000
                      15,000,000    Colorado Educational & Cultural Facilities Authority
                                     Revenue (Student Housing -- Fuller Project) VRDN
                                     2.79% due 08/01/2035 (a) ..............................           15,000,000
                       5,675,000    Colorado Health Facilities Authority Revenue
                                     (Christian Living Campus -- Series C) VRDN 2.73%
                                     due 01/01/2037 (a) ....................................            5,675,000
                      21,290,000    Colorado Springs School District (No. 11 Facilities
                                     Corp.) VRDN 2.72% due 12/01/2017 (a) ..................           21,290,000
                       5,310,000    Colorado State Board of Governors University Enterprise
                                     System Revenue (Putters -- Series 926) VRDN 2.74%
                                     due 03/01/2013 (a)(b) .................................            5,310,000
                       5,555,000    Denver, Colorado City & County Airport Revenue
                                     (Merlots -- Series A-61) VRDN 2.77% due
                                     11/15/2012 (a)(b) .....................................            5,555,000
                      29,200,000    Denver, Colorado City & County Airport Revenue
                                     (Series B) VRDN 2.74% due 11/15/2024 (a) ..............           29,200,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Colorado           $  2,365,000     Denver, Colorado City & County Housing Revenue
(continued)                          (Circle Village Project) VRDN 2.73%
                                     due 10/01/2029 (a) ........................................      $ 2,365,000
                     19,529,000     Denver, Colorado City & County S/F Mortgage
                                     Revenue (Series A) FXRDN 3.99% due 10/25/2006 .............       19,529,000
                                    E-470 Public Highway Authority Colorado Revenue
                                     VRDN:
                      3,000,000      (Floaters -- Series 997) 2.78% due 03/01/2036 (a)(b) ......        3,000,000
                      5,310,000      (Floaters -- Series 1064) 2.78% due 09/01/2029 (a)(b)              5,310,000
                      9,135,000     El Paso County, Colorado Certificate Partnership (ROCS
                                     RR ll R 1050) VRDN 2.74% due 12/01/2020 (a)(b) ............        9,135,000
                      7,950,000     El Paso County, Colorado Certificate Partnership (ROCS
                                     RR ll R 2002) VRDN 2.74% due 12/01/2019 (a)(b) ............        7,950,000
                      3,783,500     El Paso County, Colorado S/F Mortgage Revenue
                                     (Floaters -- Series 1136) VRDN 2.78%
                                     due 11/01/2008 (a)(b) .....................................        3,783,500
                      5,300,000     Goldsmith Metropolitan District Colorado VRDN
                                     2.90% due 12/01/2034 (a) ..................................        5,300,000
                      4,995,000     Jefferson County, Colorado School District (Putters --
                                     Series 674) VRDN 2.74% due 12/15/2012 (a)(b) ..............        4,995,000
                     11,425,000     Jefferson County, Colorado School District (ROCS RR II
                                     R 6048) VRDN 2.74% due 12/15/2012 (a)(b) ..................       11,425,000
                     10,000,000     Lower Colorado, River Authority Revenue
                                     (Series A) CP 2.80% due 12/07/2005 ........................       10,000,000
                      3,290,000     Lower Colorado, River Authority Transmission Contract
                                     Revenue (Putters -- Series 623) VRDN 2.74%
                                     due 11/15/2009 (a)(b) .....................................        3,290,000
                     13,250,000     Park Creek Metropolitan District Colorado Revenue
                                     (Series S) VRDN 2.74% due 06/02/2008 (a) ..................       13,250,000
                      6,785,000     Regional Transportation District Sales Tax Revenue
                                     (Series 679) VRDN 2.73% due 05/01/2010 (a)(b) .............        6,785,000
                      4,230,000     Summit County, Colorado School District
                                     (Putters -- Series 646) VRDN 2.74%
                                     due 12/01/2012 (a)(b) .....................................        4,230,000
                     15,940,000     Traer Creek, Colorado Metropolitan District Revenue
                                     VRDN 2.73% due 10/01/2021 (a) .............................       15,940,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Colorado           $  4,620,000     University of Colorado Enterprise Systems Revenue
(continued)                          (Eagle 720050046 CL-A) VRDN 2.74%
                                     due 06/01/2030 (a)(b) ....................................        $ 4,620,000
                      7,000,000     University of Colorado Enterprise Systems Revenue (Putters
                                     -- Series 862) VRDN 2.74% due 12/01/2012 (a)(b) ..........         7,000,000
                     10,450,000     Westminster, Colorado EDA Revenue (North Huron
                                     Urban Renewal) VRDN 2.70% due 12/01/2028 (a) .............        10,450,000
-----------------------------------------------------------------------------------------------------------------
Connecticut --          200,000     Connecticut State Health & Educational Facilities
0.0%                                 Authority Revenue (Yale University -- Series X-3)
                                     DDN 2.70% due 07/01/2037 (a) .............................           200,000
-----------------------------------------------------------------------------------------------------------------
Delaware --          13,250,000     Delaware County, IDA (Exelon Generating --
0.1%                                 Series 01-A) CP 2.70% due 11/09/2005 .....................        13,250,000
                      4,755,000     Delaware State (ROCS RR II R 4045) VRDN 2.74%
                                     due 07/01/2012 (a)(b) ....................................         4,755,000
-----------------------------------------------------------------------------------------------------------------
District of           5,395,000     District of Columbia (Merlots -- Series B-13) VRDN
Columbia --                          2.72% due 06/01/2022 (a)(b) ..............................         5,395,000
1.0%                 62,010,000     District of Columbia Housing Finance Agency Mortgage
                                     Revenue S/F FXRDN 3.84% due 12/23/2005 ...................        62,010,000
                      5,790,000     District of Columbia Housing Finance Agency
                                     Revenue (Putters -- Series 895) VRDN 2.74%
                                     due 01/01/2013 (a)(b) ....................................         5,790,000
                      4,390,000     District of Columbia Revenue (Washington Very SPL
                                     Arts) VRDN 2.80% due 01/01/2027 (a) ......................         4,390,000
                                    District of Columbia Revenue Bond
                                     (American National Red Cross -- Series 00) CP:
                      8,800,000      2.77% due 12/07/2005 .....................................         8,800,000
                     47,200,000      2.79% due 12/07/2005 .....................................        47,200,000
                     20,095,000     Washington D.C. Convention Center Authority
                                     Dedicated Tax Revenue (Floater Certificates --
                                     Series 539) VRDN 2.73% due 10/01/2021 (a)(b) .............        20,095,000
-----------------------------------------------------------------------------------------------------------------
Florida --                          Alachua County, Florida Health Facilities Authority
6.9%                                 Revenue (Shands Teaching Hospital -- Series A) DDN:
                     11,115,000      2.72% due 12/01/2012 (a) .................................        11,115,000
                      5,800,000      2.72% due 12/01/2032 (a) .................................         5,800,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Florida            $  7,240,000     Bay County, Florida Water System Revenue (ROCS RR
(continued)                          II R 3037) VRDN 2.74% due 09/01/2022 (a)(b) ............          $ 7,240,000
                     12,155,000     Brevard County, Florida Health Facilities Authority
                                     Revenue (Health First Inc. Project) DDN 2.72%
                                     due 08/01/2014 (a) .....................................           12,155,000
                      5,000,000     Brevard County, Florida Health Facilities Authority
                                     Revenue (Wuesthoff Health System Project) VRDN
                                     2.70% due 01/01/2034 (a) ...............................            5,000,000
                     24,650,000     Broward County, Florida Educational Facilities Authority
                                     Revenue (Nova Southeastern University -- Series C)
                                     DDN 2.72% due 04/01/2024 (a) ...........................           24,650,000
                     13,445,000     Broward County, Florida Health Facilities Authority
                                     Revenue (John Knox Village Florida Project)
                                     DDN 2.85% due 09/01/2032 (a) ...........................           13,445,000
                     17,445,000     Dade County, Florida IDA Facilities Revenue
                                     (Florida Power & Light Co.) VRDN 2.73%
                                     due 06/01/2021 (a) .....................................           17,445,000
                     18,020,000     Duval County, Florida School Board Certificate
                                     Partnership (ROCS RR II R 346) VRDN 2.74%
                                     due 07/01/2025 (a)(b) ..................................           18,020,000
                                    Escambia County, Florida Health Facilities Authority
                                     Revenue (Azalea Trace Inc.) DDN:
                     10,630,000      (Series A) 2.75% due 11/15/2015 (a) ....................           10,630,000
                     25,395,000      (Series B) 2.75% due 11/15/2029 (a) ....................           25,395,000
                                    Florida State Board of Education VRDN:
                      4,900,000      2.74% due 06/01/2018 (a) ...............................            4,900,000
                      6,000,000      2.74% due 06/01/2032 (a) ...............................            6,000,000
                      7,445,000     Florida State Board of Education (Putters -- Series 473)
                                     VRDN 2.74% due 06/01/2011 (a)(b) .......................            7,445,000
                      4,500,000     Florida State Board of Education Capital Outlay (Eagle
                                     720050057 CL-A) VRDN 2.74% due 06/01/2035 (a)(b)........            4,500,000
                      8,825,000     Florida State Board of Education Capital Outlay (Putters
                                     -- Series 770) VRDN 2.74% due 12/01/2012 (a)(b) ........            8,825,000
                     10,033,000     Florida State Board of Education Lottery Revenue
                                     (Floaters -- Series 1016) VRDN 2.73% due
                                     07/01/2016 (a)(b) ......................................           10,033,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Florida            $ 42,500,000     Florida State Board of Education Municipal
(continued)                          Securities Trust (Series SGA-102) DDN 2.73%
                                     due 06/01/2029 (a)(b) ....................................       $42,500,000
                      7,000,000     Florida State Turnpike Authority Revenue (Putters --
                                     Series 1074) VRDN 2.74% due 07/01/2011 (a)(b) ............         7,000,000
                      2,920,000     FSU Final Assistance Inc., Florida Educational Athletic
                                     Facilities Revenue (MSTR SGB 44-A) VRDN 2.74%
                                     due 10/01/2031 (a)(b) ....................................         2,920,000
                     11,870,000     Gainesville, Florida Utilities Systems (Series C) CP
                                     2.75% due 11/16/2005 .....................................        11,870,000
                      5,000,000     Highlands County, Florida Health Facilities Authority
                                     Revenue (Adventist Health -- System C) VRDN
                                     2.72% due 11/15/2021 (a) .................................         5,000,000
                      6,600,000     Hillsborough County, Florida Housing Finance Authority
                                     M/F Revenue (Meridian Pointe Project) VRDN 2.74%
                                     due 08/15/2037 (a) .......................................         6,600,000
                      7,860,000     Hillsborough County, Florida School Board Certificate
                                     Partnership (Putters -- Series 741) VRDN 2.74%
                                     due 01/01/2013 (a)(b) ....................................         7,860,000
                                    Jacksonville, Florida Economic Development Common
                                     Health Care Facilities Revenue VRDN:
                     14,385,000      2.72% due 10/01/2015 (a) .................................        14,385,000
                     20,300,000      2.72% due 10/01/2025 (a) .................................        20,300,000
                     14,835,000     Jacksonville, Florida Health Facilities Authority Hospital
                                     Revenue (Series A) DDN 2.72% due 08/15/2033 (a) ..........        14,835,000
                                    Jacksonville, Florida PCR (Florida Power & Light --
                                     Series A) VRDN:
                     14,600,000      2.74% due 11/09/2005 (a) .................................        14,600,000
                     25,960,000      2.71% due 11/10/2005 (a) .................................        25,960,000
                      4,595,000     Jacksonville, Florida Sales Tax Revenue (Merlots B-26)
                                     VRDN 2.72% due 10/01/2027 (a)(b) .........................         4,595,000
                     34,800,000     JEA, Florida (Series 2) VRDN 2.69% due 11/14/2005 (a)              34,800,000
                      5,470,000     JEA, Florida Water & Sewer Systems Revenue (Putters
                                     -- Series 805) VRDN 2.74% due 10/01/2012 (a)(b) ..........         5,470,000
                     30,600,000     Lakeland, Florida Energy System Revenue (Series A)
                                     VRDN 2.72% due 10/01/2035 (a) ............................        30,600,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Florida                             Lee County, Florida Hospital Board Directors Revenue
(continued)                          (Member Health System) DDN:
                   $32,500,000       (Series A) 2.74% due 04/01/2025 (a) ......................       $32,500,000
                    55,605,000       (Series B) 2.74% due 04/01/2027 (a) ......................        55,605,000
                    16,500,000       (Series C) 2.75% due 04/01/2018 (a) ......................        16,500,000
                    10,310,000      Manatee County, Florida PCR (Florida Power & Light
                                     Co. Project) VRDN 2.73% due 09/01/2024 (a) ...............        10,310,000
                     3,100,000      Miami Dade County, Florida School Board Certificate
                                     Partnership (Putters -- Series 534) VRDN 2.74%
                                     due 08/01/2011 (a)(b) ....................................         3,100,000
                     7,960,000      Miami Dade County, Florida Special Obligation
                                     (Series Z-9) VRDN 2.78% due 04/17/2015 (a) ...............         7,960,000
                    65,000,000      Miami Dade County, Florida Water & Sewer Revenue
                                     VRDN 2.71% due 10/01/2025 (a) ............................        65,000,000
                     7,600,000      Miami Florida Health Facilities Authority Revenue
                                     (Jewish Home & Hospital Project) VRDN 2.70%
                                     due 08/01/2026 (a) .......................................         7,600,000
                    35,955,000      Municipal Securities Trust Certificate (Class A --
                                     Series 2001-115) DDN 2.73% due 01/15/2015 (a)(b) .........        35,955,000
                    30,590,000      Orange County, Florida Health Facilities Authority
                                     Revenue (Floater Certificates -- Series 531) VRDN
                                     2.74% due 11/15/2021 (a)(b) ..............................        30,590,000
                    16,500,000      Orange County, Florida Health Facilities Authority
                                     Revenue (Floater Certificates -- Series 830) VRDN
                                     2.73% due 11/15/2022 (a)(b) ..............................        16,500,000
                                    Orange County, Florida School Board Certificate
                                     Partnership VRDN:
                     3,790,000       (Putters -- Series 560) 2.74% due 08/01/2012 (a)(b) ......         3,790,000
                     3,505,000       (Putters -- Series 738) 2.74% due 02/01/2013 (a)(b) ......         3,505,000
                    44,965,000      Palm Beach County, Florida Health Facilities Authority
                                     Revenue (Bethesda Heathcare System Project) DDN
                                     2.72% due 12/01/2031 (a) .................................        44,965,000
                     3,735,000      Palm Beach County, Florida School Board Certificate
                                     Partnership (ROCS RR II R 2105) VRDN 2.74%
                                     due 08/01/2015 (a)(b) ....................................         3,735,000

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
==================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
==================================================================================================================
Florida            $  10,000,000    Pinellas County, Florida Health Facilities Authority
(continued)                          Revenue (Bayfront Projects) DDN 2.72%
                                     due 07/01/2034 (a) .....................................         $ 10,000,000
                      20,000,000    Pinellas County, Florida Health Facilities Authority
                                     Revenue (Pooled Hospital Loan Program) DDN
                                     2.74% due 12/01/2015 (a) ...............................           20,000,000
                       6,600,000    Polk County, Florida IDA IDR (Lifepath Hospice
                                     Project) VRDN 2.70% due 08/01/2028 (a) .................            6,600,000
                     204,985,000    Saint Lucie County, Florida PCR (Florida Power & Light
                                     Company Project) DDN 2.74% due 09/01/2028 (a) ..........          204,985,000
                       8,400,000    Sarasota County, Florida Health Facilities Authority
                                     Revenue (Jewish Housing -- Series A) VRDN 2.71%
                                     due 07/01/2035 (a) .....................................            8,400,000
                      19,400,000    Tampa, Florida Sports Authority Revenue Municipal
                                     Securities Trust (Series SGA-61) VRDN 2.73%
                                     due 01/01/2027 (a)(b) ..................................           19,400,000
                       3,000,000    Volusia County, Florida Educational Facilities Authority
                                     Revenue (Putters -- Series 886) VRDN 2.74%
                                     due 12/01/2012 (a)(b) ..................................            3,000,000
                       3,125,000    Volusia County, Florida Educational Facilities Authority
                                     Revenue (ROCS RR II R 440) VRDN 2.75%
                                     due 10/15/2013 (a)(b) ..................................            3,125,000
                       3,500,000    West Palm Beach Florida Utilities Systems Revenue
                                     (Floaters -- Series 972) VRDN 2.73%
                                     due 10/01/2034 (a)(b) ..................................            3,500,000
------------------------------------------------------------------------------------------------------------------
Georgia --             4,620,000    Albany -- Dougherty County, Georgia Hospital Authority
3.2%                                 Revenue VRDN 2.81% due 09/01/2020 (a) ..................            4,620,000
                      20,000,000    Albany -- Dougherty County, Georgia Hospital
                                     Authority Revenue (Phoebe Hospital) VRDN 2.72%
                                     due 09/01/2032 (a) .....................................           20,000,000
                      16,600,000    Appling County, Georgia Development Authority PCR
                                     (Power Co. Pilot Hatch Project) DDN 2.72%
                                     due 09/01/2029 (a) .....................................           16,600,000
                      12,000,000    Atlanta, Georgia Airport Passenger General Revenue
                                     (Series 05-B2) CP 2.70% due 11/07/2005 .................           12,000,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Georgia            $14,725,000      Atlanta, Georgia Development Authority Student
(continued)                          Housing Revenue (Putters -- Series 1046) VRDN
                                     2.74% due 09/01/2013 (a)(b) ..........................           $14,725,000
                     7,000,000      Atlanta, Georgia Urban Residential Finance Authority
                                     M/F Revenue (Lindberg City Center Apartments)
                                     VRDN 2.77% due 11/01/2044 (a) ........................             7,000,000
                     7,000,000      Atlanta, Georgia Urban Residential Finance Authority
                                     M/F Revenue (M Street Apartments Project) VRDN
                                     2.77% due 03/01/2043 (a) .............................             7,000,000
                     3,000,000      Atlanta, Georgia Water & Wastewater Revenue VRDN
                                     2.75% due 11/01/2033 (a) .............................             3,000,000
                    11,660,000      Atlanta, Georgia Water & Wastewater Revenue (Eagle
                                     72005009 CL-A) VRDN 2.74% due 11/01/2043 (a)(b) ......            11,660,000
                     5,060,000      Atlanta, Georgia Water & Wastewater Revenue (ROCS
                                     RR II R 324) VRDN 2.74% due 11/01/2043 (a)(b) ........             5,060,000
                    13,835,000      Atlanta, Georgia Water & Wastewater Revenue
                                     (Series 745-D) VRDN 2.73% due 11/01/2017 (a)(b) ......            13,835,000
                     7,835,000      Burke County, Georgia Development PCR (Oglethorpe
                                     Power Corp.) DDN 2.72% due 01/01/2022 (a) ............             7,835,000
                    25,150,000      Burke County, Georgia Development Authority PCR
                                     (Oglethorpe Power Corp. -- Series B) DDN 2.72%
                                     due 01/01/2020 (a) ...................................            25,150,000
                     9,535,000      Burke County, Georgia Development Authority PCR
                                     (Oglethorpe Power Corp. Vogtle Project) DDN 2.72%
                                     due 01/01/2021 (a) ...................................             9,535,000
                    10,000,000      Clayton County, Georgia Development Authority
                                     Facilities Revenue (Delta Airlines -- Series C) VRDN
                                     2.82% due 05/01/2035 (a) .............................            10,000,000
                     7,550,000      Cobb County, Georgia Housing M/F Housing Revenue
                                     (Walton Reserve Apartments Project) VRDN 2.74%
                                     due 10/01/2035 (a) ...................................             7,550,000
                    10,285,000      Colquitt County, Georgia Hospital Authority Revenue
                                     VRDN 2.79% due 03/01/2023 (a) ........................            10,285,000
                    17,065,000      Crisp County, Georgia Solid Waste Management
                                     Authority Revenue VRDN 3.12% due 01/01/2023 (a) ......            17,065,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Georgia            $13,000,000      Dekalb County, Georgia Hospital Authority Revenue
(continued)                          (Dekalb Medical Center Inc. Project) VRDN 2.70%
                                     due 09/01/2035 (a) ......................................        $13,000,000
                    19,145,000      Eagle Tax-Exempt Trust -- State of Georgia
                                     (Series 981002) VRDN 2.74% due 07/01/2014 (a)(b) ........         19,145,000
                    22,955,000      Eagle Tax-Exempt Trust -- State of Georgia (Series
                                     991001) VRDN 2.74% due 11/01/2017 (a)(b) ................         22,955,000
                    10,080,000      Floyd County, Georgia Development Authority
                                     PCR (Power Co. Hammond Project) DDN 2.72%
                                     due 09/01/2026 (a) ......................................         10,080,000
                     8,000,000      Fulton County, Georgia Development Authority
                                     Revenue (Shepherd Center Inc. Project) VRDN 2.70%
                                     due 09/01/2035 (a) ......................................          8,000,000
                     7,200,000      Fulton County, Georgia Development Authority
                                     Revenue (Siemens Energy Inc. Project) VRDN 2.70%
                                     due 12/15/2014 (a) ......................................          7,200,000
                     1,645,000      Fulton County, Georgia Water & Sewer Revenue (Eagle
                                     720050005 CL-A) VRDN 2.74% due 01/01/2035 (a)(b).........          1,645,000
                     3,365,000      Gainesville & Hall County, Georgia Development
                                     Authority Revenue (Atex Inc. Project) VRDN 2.82%
                                     due 09/01/2023 (a) ......................................          3,365,000
                                    Gainesville & Hall County, Georgia Development
                                     Authority Revenue (Senior Living Facilities --
                                     Lanier) DDN:
                    10,750,000       (Series A) 2.76% due 11/15/2010 (a) .....................         10,750,000
                     4,150,000       (Series C) 2.76% due 11/15/2030 (a) .....................          4,150,000
                                    Georgia State Local Government Certificate Partnership
                                     (Macon Trust Series 2002-0) VRDN:
                     4,515,000       2.78% due 12/01/2022 (a) ................................          4,515,000
                     4,515,000       2.78% due 06/01/2028 (a) ................................          4,515,000
                     5,845,000      Georgia Municipal Gas Authority (Gas Revenue Agency
                                     Project -- Series C) VRDN 2.70% due 11/01/2007 (a) ......          5,845,000
                     3,680,000      Gwinnett County, Georgia Development Authority
                                     Revenue (Barcoview LLC Project) VRDN 2.85%
                                     due 07/01/2018 (a) ......................................          3,680,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Georgia            $ 3,975,000      Gwinnett County, Georgia Development Authority
(continued)                          Revenue Certificate Partnership (ROCS RR II R 6009)
                                     VRDN 2.74% due 01/01/2021 (a)(b) ..................              $ 3,975,000
                     5,000,000      Gwinnett County, Georgia Development Authority
                                     Revenue (Wesleyan School Inc. Project) VRDN 2.70%
                                     due 09/01/2025 (a) ................................                5,000,000
                    40,705,000      Macon-Bibb County, Georgia Hospital Authority
                                     Revenue (Central Georgia Health) DDN 2.72%
                                     due 05/01/2030 (a) ................................               40,705,000
                    25,000,000      Macon-Bibb County, Georgia Hospital Authority
                                     Revenue (Medical Center Central Georgia) VRDN
                                     2.69% due 08/01/2035 (a) ..........................               25,000,000
                     5,000,000      Metropolitan Atlanta Rapid Transit Authority Sales
                                     Tax Revenue (Eagle 720050075 CL-A) VRDN 2.74%
                                     due 07/01/2013 (a)(b) .............................                5,000,000
                    19,985,000      Metropolitan Atlanta Rapid Transit Authority Sales
                                     Tax Revenue (Putters -- Series 312) VRDN 2.74%
                                     due 07/01/2021 (a)(b) .............................               19,985,000
                     3,205,000      Metropolitan Atlanta Rapid Transit Authority Sales
                                     Tax Revenue (ROCS RR II R 4011) VRDN 2.74%
                                     due 07/01/2019 (a)(b) .............................                3,205,000
                    14,015,000      Monroe County, Georgia Development Authority PCR
                                     (Oglethorpe Power Scherer -- Series B) DDN 2.72%
                                     due 01/01/2020 (a) ................................               14,015,000
                    21,600,000      Municipal Electric Authority Georgia CP 2.75%
                                     due 11/10/2005 ....................................               21,600,000
                     9,405,000      Private Colleges & Universities Authority Revenue
                                     (Mercer University Project) VRDN 2.79%
                                     due 10/01/2032 (a) ................................                9,405,000
                     1,995,000      Thomaston-Upson County, Georgia IDA Revenue
                                     (Thomaston Manufacturing Project) VRDN 2.85%
                                     due 12/01/2011 (a) ................................                1,995,000
                    15,000,000      Ware County, Georgia Hospital Authority
                                     Revenue (Baptist Village Project) VRDN 2.70%
                                     due 11/01/2020 (a) ................................               15,000,000
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Hawaii --          $ 1,995,000      Hawaii State (ROCS RR II R 6504) VRDN 2.74%
0.3%                                 due 10/01/2024 (a)(b) ........................................   $ 1,995,000
                    15,000,000      Hawaii State Department Budget & Finance
                                     Revenue (Putters -- Series 834) VRDN 2.76%
                                     due 07/01/2009 (a) ...........................................    15,000,000
                     7,500,000      Honolulu, Hawaii City & County (Eagle 720050052
                                     CL-A) VRDN 2.74% due 07/01/2024 (a)(b) .......................     7,500,000
                     3,072,500      Honolulu, Hawaii City & County (Floaters --
                                     Series 1115) VRDN 2.73% due 07/01/2023 (a)(b) ................     3,072,500
                    10,000,000      Honolulu, Hawaii City & County (Series H) GO CP
                                     2.70% due 11/01/2005 .........................................    10,000,000
                     2,630,000      Honolulu, Hawaii City & County (ROCS RR II R 5025)
                                     VRDN 2.74% due 07/01/2014 (a)(b) .............................     2,630,000
-----------------------------------------------------------------------------------------------------------------
Idaho --             9,050,000      Idaho Health Facilities Authority Revenue (Aces --
0.4%                                 Pooled Program VRDN 2.73% due 10/01/2010 (a) .................     9,050,000
                     4,250,000      Idaho Housing & Finance Association Nonprofit
                                     Facilities Revenue (Albertson College Project) VRDN
                                     2.72% due 11/01/2021 (a) .....................................     4,250,000
                     6,160,000      Idaho Housing & Finance Association Revenue (Balmoral
                                     Apartments Project) DDN 2.78% due 05/01/2032 (a) .............     6,160,000
                    10,400,000      Idaho Housing & Finance Association S/F Mortgage
                                     (Series F) VRDN 2.83% due 01/01/2033 (a) .....................    10,400,000
                    25,000,000      Idaho State TAN 4.00% due 06/30/2006 .........................    25,218,654
                     1,220,000      Madison, Idaho Economic Development Corp. IDR
                                     (Floyd Wilcox & Sons, Inc. Project) VRDN 2.84%
                                     due 08/01/2012 (a) ...........................................     1,220,000
-----------------------------------------------------------------------------------------------------------------
Illinois --          2,015,000      Aurora, Illinois IDR (Aztech Engineering Inc. Project)
7.7%                                 VRDN 2.90% due 10/01/2018 (a) ................................     2,015,000
                    36,014,500      Aurora, Illinois Kane-Dupage County S/F (Floaters --
                                     Series 1021) VRDN 2.78% due 03/01/2006 (a)(b) ................    36,014,500
                                    Aurora, Illinois S/F Mortgage Revenue VRDN:
                    57,730,000       (Series 1152) 2.78% due 06/01/2040 (a)(b) ....................    57,730,000
                    19,800,000       (Series 1154) 2.78% due 06/01/2040 (a)(b) ....................    19,800,000
                                    Chicago, Illinois VRDN:
                     7,230,000       (Putters -- Series 736) 2.74% due 01/01/2013 (a)(b) ..........     7,230,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Illinois           $ 5,745,000       (Floaters -- Series 1067) 2.73% due 01/01/2034 (a)(b) ..........  $ 5,745,000
(continued)          3,380,000       (Floaters -- Series 1110) 2.73% due 01/01/2034 (a)(b) ..........    3,380,000
                    27,000,000       (Series D) 2.70% due 01/01/2040 (a) ............................   27,000,000
                     2,360,000      Chicago, Illinois Board of Education (Eagle 720050058
                                     CL-A) VRDN 2.74% due 12/01/2031 (a)(b) .........................    2,360,000
                     3,470,000      Chicago, Illinois Board of Education (Putters --
                                     Series 1137) VRDN 2.74% due 06/01/2013 (a)(b) ..................    3,470,000
                     5,050,000      Chicago, Illinois Board of Education (Floaters --
                                     Series 1063) VRDN 2.80% due 12/01/2020 (a)(b) ..................    5,050,000
                     1,750,000      Chicago, Illinois Board of Education (TOCS --
                                     Series Z-8) VRDN 2.78% due 10/28/2025 (a)(b) ...................    1,750,000
                     4,800,000      Chicago, Illinois (Eagle 2003-0006) VRDN 2.74%
                                     due 01/01/2042 (a)(b) ..........................................    4,800,000
                     7,000,000      Chicago, Illinois IDR (Enterprise Center VIII Project)
                                     VRDN 2.79% due 06/01/2022 (a) ..................................    7,000,000
                     2,275,000      Chicago, Illinois IDR (Trendler Components Inc. Project)
                                     VRDN 2.81% due 11/01/2017 (a) ..................................    2,275,000
                     8,000,000      Chicago, Illinois O'Hare International Airport Revenue
                                     (O'Hare Technical Center II Project) VRDN 2.79%
                                     due 03/01/2037 (a) .............................................    8,000,000
                     7,470,000      Chicago, Illinois O'Hare International Airport
                                     Revenue (Putters -- Series 670) VRDN 2.77%
                                     due 01/01/2012 (a)(b) ..........................................    7,470,000
                     2,500,000      Chicago, Illinois O'Hare International Airport
                                     Revenue (ROCS RR II R 239) VRDN 2.78%
                                     due 01/01/2022 (a)(b) ..........................................    2,500,000
                     7,070,000      Chicago, Illinois Park District (Merlots -- Series A-61)
                                     VRDN 2.72% due 01/01/2021 (a)(b) ...............................    7,070,000
                                    Chicago, Illinois Park District VRDN:
                    11,435,000       (Putters -- Series 521) 2.74% due 07/01/2012 (a)(b) ............   11,435,000
                     2,900,000       (Putters -- Series 974) 2.74% due 01/01/2013 (a)(b) ............    2,900,000
                     2,975,000      Chicago, Illinois Public Building Revenue VRDN 2.74%
                                     due 12/01/2014 (a) .............................................    2,975,000
                     8,275,000      Chicago, Illinois Sales Tax Revenue (Merlots --
                                     Series A-13) VRDN 2.80% due 01/01/2018 (a)(b) ..................    8,275,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Illinois           $ 4,200,000      Chicago, Illinois Solid Waste Disposal Facilities Revenue
(continued)                          (Groot Industries Inc. Project) VRDN 2.84% due
                                     12/01/2015 (a) ................................................  $ 4,200,000
                    10,060,000      Chicago, Illinois Wastewater Transmission Revenue
                                     (Merlots -- Series A-125) VRDN 2.72% due
                                     01/01/2030 (a)(b) .............................................   10,060,000
                                    Cook County, Illinois VRDN:
                     3,580,000       (Merlots -- Series B-11) 2.72% due 11/15/2025 (a)(b) ..........    3,580,000
                     2,400,000       (Putters -- Series 559) 2.74% due 05/15/2012 (a)(b) ...........    2,400,000
                     5,395,000       (Putters -- Series 776) 2.74% due 05/15/2012 (a)(b) ...........    5,395,000
                     6,285,000       (Putters -- Series 566) 2.74% due 11/15/2012 (a)(b) ...........    6,285,000
                     2,100,000      Des Plaines, Illinois IDR (414 East Golf Road Project)
                                     VRDN 2.86% due 05/01/2017 (a) .................................    2,100,000
                                    Eagle Tax-Exempt Trust -- Metropolitan Pier &
                                     Exposition II (Series 02-6001) VRDN:
                     5,000,000       2.74% due 12/15/2028 (a)(b) ...................................    5,000,000
                     6,150,000       2.74% due 06/15/2042 (a)(b) ...................................    6,150,000
                    10,840,000      Eagle Tax-Exempt Trust (Series 02-6002) VRDN 2.74%
                                     due 04/01/2022 (a)(b) .........................................   10,840,000
                     2,530,000      Elgin, Illinois IDR (Starro Precision Products Inc.
                                     Project) VRDN 2.84% due 06/01/2025 (a) ........................    2,530,000
                                    Illinois Education Facilities Authority Revenue
                                     (Art Institute of Chicago) VRDN:
                    16,100,000       2.74% due 03/01/2027 (a) ......................................   16,100,000
                    35,400,000       2.75% due 03/01/2027 (a) ......................................   35,400,000
                    13,800,000      Illinois Education Facilities Authority Revenue
                                     (Concordia University River Project) DDN 2.76%
                                     due 10/01/2031 (a) ............................................   13,800,000
                     9,600,000      Illinois Education Facilities Authority Revenue
                                     (ITT State Street Corp -- Series A) VRDN 2.74%
                                     due 06/01/2033 (a) ............................................    9,600,000
                                    Illinois Finance Authority Revenue (Central Dupage
                                     Health) VRDN:
                    12,500,000       (Series B) 2.73% due 11/01/2038 (a) ...........................   12,500,000
                    25,300,000       (Series C) 2.73% due 11/01/2038 (a) ...........................   25,300,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Illinois           $ 2,600,000      Illinois Finance Authority Revenue (Design Automotive
(continued)                          LLC Project) VRDN 2.84% due 06/01/2011 (a) .............         $ 2,600,000
                     7,000,000      Illinois Finance Authority Revenue (Mercy Alliance
                                     Project) VRDN 2.73% due 02/15/2035 (a) .................           7,000,000
                    25,500,000      Illinois Finance Authority Revenue (Northwestern
                                     Member Sub -- Series B-1) DDN 2.74% due
                                     08/15/2038 (a) .........................................          25,500,000
                                    Illinois Finance Authority Revenue
                                     (Palos Community Hospital) VRDN:
                    12,000,000       2.74% due 11/15/2011 (a) ...............................          12,000,000
                    10,000,000       2.74% due 09/01/2015 (a) ...............................          10,000,000
                     2,015,000       2.83% due 02/01/2021 (a) ...............................           2,015,000
                    45,700,000       2.74% due 11/15/2024 (a) ...............................          45,700,000
                     9,900,000      Illinois Finance Authority Revenue
                                     (Rest Haven Christian Service -- Series B)
                                     VRDN 2.73% due 11/15/2034 (a) ..........................           9,900,000
                                    Illinois Health Facilities Authority Revenue
                                     (Central Dupage Health) DDN:
                    46,025,000       (Series B) 2.74% due 11/01/2027 (a) ....................          46,025,000
                    49,000,000       (Series C) 2.74% due 11/01/2027 (a) ....................          49,000,000
                                    Illinois Health Facilities Authority Revenue
                                     (Northwest Community Hospital) DDN:
                     2,060,000       (Series B) 2.73% due 06/01/2032 (a) ....................           2,060,000
                    58,040,000       (Series B) 2.73% due 07/01/2032 (a) ....................          58,040,000
                    30,000,000       (Series C) 2.74% due 08/15/2032 (a) ....................          30,000,000
                    16,695,000      Illinois Health Facilities Authority Revenue (Memorial
                                     Health System) DDN 2.78% due 10/01/2022 (a) ............          16,695,000
                    10,000,000      Illinois Health Facilities Authority Revenue (OSF Health
                                     Care System) DDN 2.73% due 11/15/2027 (a) ..............          10,000,000
                    12,275,000      Illinois Health Facilities Authority Revenue (Palos
                                     Community Hospital -- Series B) VRDN 2.74%
                                     due 12/01/2015 (a) .....................................          12,275,000
                    10,000,000      Illinois Health Facilities Authority Revenue (Series A)
                                     VRDN 2.73% due 10/01/2010 (a) ..........................          10,000,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Illinois           $ 10,000,000     Illinois Health Facilities Authority Revenue
(continued)                          (Resurrection Health Care -- Series B) DDN 2.77%
                                     due 05/15/2035 (a) ...........................................  $ 10,000,000
                     28,900,000     Illinois State Municipal Securities Trust Receipts
                                     (SGA 103) VRDN 2.73% due 08/01/2024 (a)(b) ...................    28,900,000
                                    Illinois State VRDN:
                      4,305,000      (Merlots -- Series A-124) 2.72% due 11/01/2026 (a)(b) ........     4,305,000
                      4,980,000      (Merlots -- Series B-05) 2.72% due 07/01/2022 (a)(b)               4,980,000
                      7,980,000      (Putters -- Series 1105) 2.74% due 09/01/2013 (a)(b) .........     7,980,000
                    120,000,000     Illinois State VRDN (Series B) 2.78% due 10/01/2033 (a) ......    120,000,000
                                    Illinois State Toll Highway Authority Toll Revenue
                                     VRDN:
                      9,500,000      (Putters -- Series 963) 2.74% due 01/01/2013 (a)(b) ..........     9,500,000
                      6,980,000      (Putters -- Series 1014) 2.74% due 07/01/2013 (a)(b) .........     6,980,000
                                    Illinois State Toll Highway Authority Toll Revenue
                                     VRDN:
                      9,495,000      (ROCS RR II R 377) 2.74% due 01/01/2019 (a)(b) ...............     9,495,000
                      7,445,000      (ROCS RR II R 4073) 2.74% due 07/01/2013 (a)(b) ..............     7,445,000
                                    Illinois Student Assistance Loan Revenue (Series A)
                                     VRDN:
                      2,800,000      2.75% due 09/01/2031 (a) .....................................     2,800,000
                     10,350,000      2.75% due 09/01/2032 (a) .....................................    10,350,000
                     17,500,000      2.75% due 09/01/2034 (a) .....................................    17,500,000
                      3,790,000     Kane & Du Page County, Illinois Community School
                                     District (St. Charles Putters -- Series 824) VRDN
                                     2.74% due 01/01/2013 (a)(b) ..................................     3,790,000
                      5,800,000     Lake County, Illinois Community School District 73
                                     (Hawthorn Putters -- Series 329) VRDN 2.77%
                                     due 12/01/2014 (a)(b) ........................................     5,800,000
                      2,160,000     Macon County, Illinois Revenue Millikin University
                                     VRDN 2.73% due 10/01/2031(a) .................................     2,160,000
                                    Metropolitan Pier & Exposition Authority Illinois
                                     Dedicated State Tax Revenue VRDN:
                      3,500,000      (Eagle 2004-003) 2.74% due 06/15/2042 (a)(b) .................     3,500,000
                        160,000      (Floaters -- Series 962) 2.78% due 12/01/2034 (a)(b) .........       160,000
                      1,500,000      (Floaters -- Series 962) 2.78% due 12/15/2034 (a)(b) .........     1,500,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Illinois           $ 17,700,000     Metropolitan Pier & Exposition Authority Illinois
(continued)                          Dedicated State Tax Revenue (Series Z-5) VRDN
                                     2.78% due 04/03/2034 (a) ....................................    $17,700,000
                                    Metropolitan Pier & Exposition Authority Illinois
                                     Dedicated State Tax Revenue VRDN:
                     10,320,000      (ROCS RR II R 271) 2.83% due 12/15/2032 (a)(b) ..............     10,320,000
                        900,000      (ROCS RR II R 310) 2.83% due 12/15/2033 (a)(b) ..............        900,000
                     12,160,000     Municipal Securities Trust Certificates -- Chicago,
                                     Illinois (Class A -- Series 2001-121) VRDN 2.74%
                                     due 12/22/2009 (a)(b) .......................................     12,160,000
                     12,495,000     Municipal Securities Trust Certificates -- Chicago,
                                     Illinois (Class A -- Series 2001-124) VRDN 2.73%
                                     due 08/20/2014 (a)(b) .......................................     12,495,000
                      9,500,000     Municipal Securities Trust Certificates -- Chicago,
                                     Illinois Board of Education (Series 2005-237) VRDN
                                     2.85% due 01/04/2024 (a)(b) .................................      9,500,000
                     12,100,000     Municipal Securities Trust Certificates -- Chicago,
                                     Illinois O'Hare International Airport (Class A --
                                     Series 93) DDN 2.75% due 10/04/2012 (a)(b) ..................     12,100,000
                      9,300,000     Oak Forest, Illinois Revenue Weekly Mode (Homewood
                                     Pool) VRDN 2.70% due 07/01/2024 (a) .........................      9,300,000
                                    Regional Transportation Authority Illinois VRDN:
                      2,895,000      (Eagle 72005-0028 CL A) 2.74% due 06/01/2027 (a)(b)..........      2,895,000
                      2,950,000      (Eagle 72005-0003 CL A) 2.74% due 06/01/2034 (a)(b)..........      2,950,000
                                    Regional Transportation Authority Illinois VRDN:
                     32,765,000      (Floaters -- Series D-818) 2.73% due 07/01/2033 (a)(b) ......     32,765,000
                      4,925,000      (Merlots -- Series A-41) 2.72% due 06/01/2017 (a)(b) ........      4,925,000
                      9,925,000      (Merlots -- Series A-24) 2.72% due 07/01/2032 (a)(b) ........      9,925,000
                      4,085,000     Southern Illinois University Revenue (Putters --
                                     Series 562) VRDN 2.74% due 04/01/2012 (a)(b) ................      4,085,000
                     12,905,000     Will County, Illinois M/F Housing Redevelopment
                                     Revenue (Woodlands Crest Hill) VRDN 2.78%
                                     due 02/15/2031 (a) ..........................................     12,905,000
                      7,735,000     Will County, Illinois School District (Putters --
                                     Series 993) VRDN 2.74% due 05/01/2018 (a)(b) ................      7,735,000
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Indiana --         $ 1,220,000      Allen County, Indiana EDR (Water Furnace International
2.6%                                 Inc.) VRDN 2.86% due 11/01/2014 (a) ...................          $ 1,220,000
                       115,000      Allen County, Indiana EDR (YMCA of Greater Fort
                                     Wayne Project) VRDN 2.87% due 12/01/2009 (a) ..........              115,000
                     7,005,000      Anderson, Indiana School Building Corp. (Putters --
                                     Series 1093) VRDN 2.74% due 07/15/2013 (a)(b) .........            7,005,000
                     6,310,000      Avon, Indiana 2000 Community Building Corp. (Putters
                                     -- Series 1055) VRDN 2.74% due 07/15/2013 (a)(b) ......            6,310,000
                     3,475,000      Baugo, Indiana School Building Corporation (Floaters --
                                     Series 676) VRDN 2.73% due 01/15/2010 (a)(b) ..........            3,475,000
                       845,000      Bloomington, Indiana EDR (Bloomington Square Project)
                                     VRDN 2.83% due 12/01/2008 (a) .........................              845,000
                     2,000,000      Crawfordsville, Indiana EDR (Performance Master LLC
                                     Project) VRDN 2.88% due 10/01/2018 (a) ................            2,000,000
                     6,670,000      Crown Point, Indiana Multi-School Building Corp.
                                     (Putters -- Series 1056) VRDN 2.74% due
                                     07/15/2013 (a)(b) .....................................            6,670,000
                     1,835,000      Dearborn County, Indiana EDR (D&S Machine Products
                                     Inc.) VRDN 2.83% due 04/01/2018 (a) ...................            1,835,000
                     2,840,000      Elkhart County, Indiana EDR (Patriot Homes Inc.
                                     Project) VRDN 2.84% due 08/01/2012 (a) ................            2,840,000
                     3,490,000      Elkhart County, Indiana (Putters -- Series 553) VRDN
                                     2.74% due 12/01/2023 (a)(b) ...........................            3,490,000
                     6,010,000      Greencastle, Indiana IDR (Crown Equipment Corp.
                                     Project) VRDN 2.79% due 02/01/2011 (a) ................            6,010,000
                    50,000,000      Indiana Bond Bank Revenue (Series A) BAN 3.25%
                                     due 01/26/2006 ........................................           50,109,390
                     8,760,000      Indiana State Development Finance Authority Revenue
                                     Educational Facilities (Cathedral High) DDN 2.78%
                                     due 09/01/2026 (a) ....................................            8,760,000
                     1,945,000      Indiana State Development Finance Authority EDR
                                     (Indianapolis Urban League Inc.) VRDN 2.77%
                                     due 01/01/2020 (a) ....................................            1,945,000
                    40,250,000      Indiana State Development Finance Authority
                                     Environmental Revenue (PSI Energy Inc. Project --
                                     Series B) VRDN 2.81% due 12/01/2038 (a) ...............           40,250,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Indiana            $19,520,000      Indiana State Development Finance Authority IDR
(continued)                          (Republic Services Inc. Project) DDN 2.76%
                                     due 12/01/2032 (a) ..........................................  $19,520,000
                                    Indiana State Development Finance Authority Solid
                                     Waste Disposal Revenue Waste Management
                                     Incorporated VRDN:
                    12,500,000       (Series A) 2.75% due 10/01/2025 (a) .........................   12,500,000
                     7,000,000       (Series B) 2.75% due 10/01/2025 (a) .........................    7,000,000
                    15,000,000      Indiana Health & Educational Facilities Authority
                                     Hospital Revenue (Howard Regional Health System
                                     Project -- Series A) DDN 2.78% due 01/01/2035 (a) ...........   15,000,000
                    22,200,000      Indiana Health Facilities Authority Hospital Revenue
                                     (Clarion Health Obligation -- Series B) DDN 2.80%
                                     due 03/01/2030 (a) ..........................................   22,200,000
                     8,000,000      Indiana Health Facilities Financing Authority Revenue
                                     (Ascension Health Credit Group) FXRDN (Series A-1)
                                     2.74% due 07/03/2006 ........................................    8,000,000
                     8,700,000      Indiana Health Facilities Financing Authority Revenue
                                     (Margaret Mary Community Hospital -- Series A)
                                     VRDN 2.78% due 12/01/2029 (a) ...............................    8,700,000
                     3,495,000      Indiana Municipal Power Agency & Supply System
                                     Revenue (Floaters -- Series 1108) VRDN 2.73%
                                     due 01/01/2032 (a)(b) .......................................    3,495,000
                     5,445,000      Indiana State Housing Finance Authority S/F Mortgage
                                     Revenue (Series D-2) FXRDN 2.30% due 12/15/2005                  5,445,000
                     9,070,000      Indiana State Office Building Community Facilities
                                     Revenue (Merlot -- Series B-17) VRDN 2.72%
                                     due 07/01/2023 (a)(b) .......................................    9,070,000
                                    Indiana Transportation Finance Authority Highway
                                     Revenue VRDN:
                     2,350,000       (Floaters -- Series 942-D) 2.73% due 12/01/2022 (a)(b) ......    2,350,000
                     1,995,000       (Merlots -- Series B-21) 2.72% due 12/01/2022 (a)(b) ........    1,995,000
                     7,470,000       (Putters -- Series 479) 2.74% due 06/01/2017 (a)(b) .........    7,470,000
                     6,325,000      Indiana University Revenue (ROCS RR II R 6508)
                                     VRDN 2.74% due 08/01/2021 (a)(b) ............................    6,325,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Indiana            $ 3,880,000      Indianapolis, Indiana EDR (New Bridges Apartments
(continued)                          Project) VRDN 2.77% due 06/01/2035 (a) .................         $ 3,880,000
                    50,000,000      Indianapolis, Indiana Gas Utility Revenue CP 2.78%
                                     due 11/07/2005 .........................................          50,000,000
                     5,020,000      Indianapolis, Indiana Gas Utilities Revenue
                                     (Merlots -- Series A-50) VRDN 2.72%
                                     due 06/01/2013 (a)(b) ..................................           5,020,000
                     6,765,000      Indianapolis, Indiana Thermal Energy System
                                     Revenue (Putters -- Series 700) VRDN 2.74%
                                     due 04/01/2010 (a)(b) ..................................           6,765,000
                     2,365,000      Kendallville, Indiana EDR (Bollhoff Rivnut Project)
                                     VRDN 2.81% due 02/01/2025 (a) ..........................           2,365,000
                     8,100,000      Madison, Indiana EDR (Arvin Sango Inc. Project)
                                     VRDN 3.00% due 08/01/2017 (a) ..........................           8,100,000
                     8,235,000      Mount Vernon of Hancock County, Indiana
                                     Multi-School Building Corp. (ROCS RR II R 2197)
                                     VRDN 2.74% due 01/15/2023 (a)(b) .......................           8,235,000
                     5,815,000      Noblesville, Indiana Building Corp. (Putters --
                                     Series 1068) VRDN 2.74% due 07/15/2013 (a)(b) ..........           5,815,000
                    28,000,000      Purdue University, Indiana (University Revenue
                                     Student Fee -- Series V) VRDN 2.71%
                                     due 07/01/2027 (a) .....................................          28,000,000
                     5,635,000      Shelbyville, Indiana Central Renovation School Building
                                     Corp. (Putters -- Series 1075) VRDN 2.74%
                                     due 07/15/2013 (a)(b) ..................................           5,635,000
                     5,180,000      Sunman-Dearborn, Indiana High School Building
                                     Corp. (Putters -- Series 671) VRDN 2.74%
                                     due 01/15/2013 (a)(b) ..................................           5,180,000
-----------------------------------------------------------------------------------------------------------------
Iowa --              3,030,000      Hills, Iowa Healthcare Revenue (Mercy Hospital Project)
1.1%                                 DDN 2.73% due 08/01/2032 (a) ...........................           3,030,000
                    38,405,000      Iowa City, Iowa Revenue (Act Inc.) DDN 2.83%
                                     due 04/01/2032 (a) .....................................          38,405,000
                     8,645,000      Iowa Finance Authority Retirement Community Revenue
                                     (Deerfield Retirement -- Series B) VRDN 2.71%
                                     due 12/01/2033 (a) .....................................           8,645,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Iowa               $ 6,500,000      Iowa Finance Authority Retirement Community Revenue
(continued)                          (Wesley Retirement Services -- Series B) VRDN 2.70%
                                     due 12/01/2033 (a) ........................................      $ 6,500,000
                                    Iowa Finance Authority Revenue (Museum of Art
                                     Foundation) DDN:
                    13,150,000       2.78% due 06/01/2033 (a) ..................................       13,150,000
                    14,500,000       2.78% due 10/01/2033 (a) ..................................       14,500,000
                     7,180,000      Iowa Higher Education Loan Authority Revenue
                                     (Buena Vista University Project) VRDN 2.85%
                                     due 12/01/2012 (a) ........................................        7,180,000
                    13,335,000      Iowa Higher Education Loan Authority Revenue (Loras
                                     Collection Project) DDN 2.73% due 11/01/2030 (a) ..........       13,335,000
                                    Iowa Higher Education Loan Authority Revenue
                                     (Private College -- Des Moines) DDN:
                     6,600,000       2.78% due 10/01/2024 (a) ..................................        6,600,000
                    10,090,000       2.78% due 10/01/2033 (a) ..................................       10,090,000
                     2,000,000      Iowa Higher Education Loan Authority Revenue
                                     (University of Dubuque -- Series C) RAN 4.75%
                                     due 05/24/2006 ............................................        2,010,764
                     3,900,000      Louisa County, Iowa PCR Refunding (Iowa-Ill G&E
                                     Co.) VRDN 2.77% due 03/01/2017 (a) ........................        3,900,000
                    19,500,000      Louisa County, Iowa PCR Refunding (Iowa-Ill G&E
                                     Co. -- Series A) VRDN 2.77% due 09/01/2016 (a) ............       19,500,000
                    15,370,000      Municipal Securities Trust Certificates
                                     (Iowa Finance Authority Hospital Facilities Revenue
                                     Health System Class A -- Series 26) VRDN 2.75%
                                     due 06/01/2010 (a)(b) .....................................       15,370,000
-----------------------------------------------------------------------------------------------------------------
Kansas --            7,685,000      Johnson County, Kansas Public Building Community
0.7%                                 Lease Revenue (Putters -- Series 528) VRDN 2.74%
                                     due 09/01/2010 (a)(b) .....................................        7,685,000
                     5,180,000      Johnson County, Kansas School District Shawnee
                                     Mission (Putters -- Series 899) VRDN 2.74%
                                     due 10/01/2012 (a)(b) .....................................        5,180,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Kansas             $ 4,190,000      Kansas State Department of Transportation Highway
(continued)                          Revenue (ROCS RR II R 6020) VRDN 2.74%
                                     due 03/01/2019 (a)(b) ...............................            $ 4,190,000
                    10,055,000      Kansas State Development Finance Authority Revenue
                                     (Hays Medical Center -- Series N) DDN 2.78%
                                     due 05/15/2026 (a) ..................................             10,055,000
                    12,300,000      Kansas State Development Finance Authority Lease
                                     (Kansas Dept. Admin. -- Series J-2) DDN 2.73%
                                     due 12/01/2034 (a) ..................................             12,300,000
                    29,500,000      Kansas State Department of Transportation Highway
                                     Revenue VRDN 2.71% due 09/01/2019 (a) ...............             29,500,000
                     3,640,000      Lawrence, Kansas IDR Board (Prosoco Inc. Project --
                                     Series 98-A) VRDN 2.84% due 12/01/2018 (a) ..........              3,640,000
                     4,200,000      Lenexa, Kansas M/F Housing Revenue (Meadows
                                     Apartments Project -- Series A) VRDN 2.75%
                                     due 04/15/2035 (a) ..................................              4,200,000
                     2,800,000      Reno County & Labette County, Kansas S/F Mortgage
                                     Revenue (Floaters -- Series 915) VRDN 2.78%
                                     due 12/01/2015 (a)(b) ...............................              2,800,000
                    26,785,000      University of Kansas Hospital Authority Health
                                     Facilities Revenue (KU Health System) VRDN 2.73%
                                     due 09/01/2034 (a) ..................................             26,785,000
-----------------------------------------------------------------------------------------------------------------
Kentucky --          1,005,000      Boone County, Kentucky Industrial Building Revenue
3.1%                                 (Diocesan Educational Project) VRDN 2.88%
                                     due 11/01/2018 (a) ..................................              1,005,000
                    15,862,000      Breckinridge County, Kansas Lease Program Revenue
                                     DDN 2.74% due 02/01/2032 (a) ........................             15,862,000
                     2,400,000      Carroll County, Kentucky PCR (Kentucky Utility
                                     Company Project -- Series A) CP 2.77%
                                     due 11/14/2005 ......................................              2,400,000
                     2,500,000      Carroll County, Kentucky Solid Waste Disposal
                                     Revenue (North American Stainless) VRDN 2.72%
                                     due 05/01/2031 (a) ..................................              2,500,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Kentucky           $ 2,310,000      Crestview Hill, Kentucky Industrial Building Revenue
(continued)                          (Thomas More College Project) VRDN 2.78%
                                     due 11/01/2018 (a) ....................................          $ 2,310,000
                     1,165,000      Dayton, Kentucky Industrial Building Revenue (Willow
                                     Green Project) VRDN 2.88% due 08/01/2020 (a) ..........            1,165,000
                     4,240,000      Glasgow, Kentucky Industrial Building Revenue
                                     (Felker Brothers Corp. Project) VRDN 2.75%
                                     due 04/01/2020 (a) ....................................            4,240,000
                     2,700,000      Graves County, Kentucky Solid Waste Disposal Revenue
                                     (Waste Management Kentucky LLC Project) VRDN
                                     2.79% due 03/01/2021 (a) ..............................            2,700,000
                                    Henderson County, Kentucky Hospital Facilities Revenue
                                     (Community Unlimited Methodist) VRDN:
                     3,500,000       (Series A) 2.70% due 12/01/2008 (a) ...................            3,500,000
                     8,590,000       (Series B) 2.70% due 12/01/2025 (a) ...................            8,590,000
                    16,410,000      Hopkins County, Kentucky Hospital Revenue (Floaters
                                     -- Series 730) VRDN 2.73% due 11/15/2011 (a) ..........           16,410,000
                       800,000      Jefferson County, Kentucky Industrial Building Revenue
                                     (Thomas Development Project) VRDN 2.86% due
                                     04/10/2010 (a) ........................................              800,000
                                    Jefferson County, Kentucky PCR (Louisville Gas &
                                     Electric Co.) CP:
                    26,000,000       (Series 92-A) 2.77% due 11/14/2005 ....................           26,000,000
                     5,000,000       (Series 92-A) 2.80% due 12/08/2005 ....................            5,000,000
                    35,200,000       (Series 93-A) 2.77% due 11/04/2005 ....................           35,200,000
                    45,200,000      Kenton County, Kentucky Airport Board of Special
                                     Facilities Revenue (Airis Cincinnati LLC -- Series A)
                                     VRDN 2.80% due 07/01/2032 (a) .........................           45,200,000
                     4,790,000      Kenton County, Kentucky Educational Revenue
                                     (St. Pius X School District Project) VRDN 2.78%
                                     due 06/01/2023 (a) ....................................            4,790,000
                    35,000,000      Kentucky Asset/Liability Community General Fund
                                     Revenue (Series A) TRAN 4.00% due 06/28/2006 ..........           35,296,703
                     9,250,000      Kentucky State Property & Buildings Community
                                     Revenue (Floaters -- Series 1014) VRDN 2.73%
                                     due 08/01/2021 (a)(b) .................................            9,250,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Kentucky           $ 5,400,000      Kentucky State Turnpike Authority EDR (Floaters --
(continued)                          Series 1061) VRDN 2.73% due 07/01/2018 (a)(b) .............      $ 5,400,000
                    20,000,000      Kentucky State Turnpike Authority Resource Recovery
                                     Revenue (Floater Certificates -- Series 488) VRDN
                                     2.73% due 07/01/2007 (a)(b) ...............................       20,000,000
                     5,600,000      Louisville & Jefferson County, Kentucky (Sewer & Drain
                                     Systems Revenue -- ROCS RR II R 304) VRDN
                                     2.74% due 05/15/2037 (a)(b) ...............................        5,600,000
                     7,400,000      Mercer County, Kentucky PCR (Kentucky Utility Co.
                                     Project -- Series A) CP 2.77% due 11/14/2005 ..............        7,400,000
                     1,900,000      Midway, Kentucky Educational Building Revenue
                                     (Midway College Project) VRDN 2.72% due
                                     10/01/2022 (a) ............................................        1,900,000
                     5,000,000      Minor Lane Heights, Kentucky Solid Waste Disposal
                                     Revenue (Waste Management Kentucky LLC Project)
                                     VRDN 2.79% due 03/01/2021 (a) .............................        5,000,000
                     6,965,000      Morehead, Kentucky League Of Cities (Lease
                                     Program Revenue -- Series A) VRDN 2.72%
                                     due 06/01/2034 (a) ........................................        6,965,000
                     2,400,000      Muhlenberg County, Kentucky PCR (Kentucky Utility
                                     Co. Project -- Series A) CP 2.77% due 11/14/2005 ..........        2,400,000
                     1,450,000      Ohio County, Kentucky Solid Waste Disposal Revenue
                                     (Waste Management Kentucky LLC Project) VRDN
                                     2.79% due 03/01/2021 (a) ..................................        1,450,000
                    34,395,000      Ohio County, Kentucky PCR (Big Rivers Electric Corp.
                                     Project) VRDN 2.71% due 06/01/2013 (a) ....................       34,395,000
                    43,910,000      Shelby County, Kentucky Lease Revenue (Series A) DDN
                                     2.74% due 09/01/2034 (a) ..................................       43,910,000
                                    Trimble County, Kentucky PCR (Louisville Gas &
                                     Electric Co. Project -- Series A) CP:
                    27,500,000       2.75% due 11/01/2005 ......................................       27,500,000
                    29,000,000       2.80% due 11/01/2005 ......................................       29,000,000
                    30,000,000       2.82% due 12/06/2005 ......................................       30,000,000
                    30,000,000       2.85% due 12/09/2005 ......................................       30,000,000

-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Louisiana --       $ 4,500,000
1.8%                             Calcasieu Parish Inc. of Louisiana IDB Environmental
                                  Revenue (Hydroserve Westlake) VRDN 2.78%
                                  due 06/01/2025 (a) .........................................        $ 4,500,000
                     4,765,000   East Baton Rouge Mortgage Financing Authority S/F
                                  Revenue (Floaters -- Series 996) VRDN 2.80%
                                  due 06/02/2008 (a)(b) ......................................          4,765,000
                     6,075,000   Ernest N. Morial, New Orleans, Louisiana (Exhibit Hall
                                  Authority Special Tax Merlots -- Series A-46) VRDN
                                  2.72% due 07/15/2028 (a)(b) ................................          6,075,000
                    34,636,725   Jefferson Parish, Louisiana Home Mortgage Authority
                                  S/F Mortgage Revenue (Series B) FXRDN 3.95%
                                  due 12/23/2005 .............................................         34,636,725
                    12,000,000   Jefferson Parish, Louisiana Hospital Service
                                  Revenue (Putters -- Series 522) VRDN 2.76%
                                  due 12/01/2008 (a)(b) ......................................         12,000,000
                     6,372,000   Louisiana Housing Finance Agency Mortgage Revenue
                                  S/F FXRDN 3.89% due 04/28/2006 .............................          6,372,000
                                 Louisiana Housing Finance Agency Mortgage Revenue
                                  VRDN:
                    16,882,000    (Floaters -- Series 1066) 2.80% due 03/01/2036 (a)(b) ......         16,882,000
                    42,885,000    (Floaters -- Series 1069) 2.80% due 12/01/2047 (a)(b) ......         42,885,000
                     2,360,000   Louisiana Local Government Environmental Facilities &
                                  Community Development Authority Revenue
                                  (Northwestern State University Student Housing --
                                   Series A) VRDN 2.78% due 08/01/2034 (a) ....................         2,360,000
                                 Louisiana Public Facilities Authority RAN:
                     9,925,000    (Series B) 4.50% due 10/19/2006 ............................         10,064,282
                     3,165,000    (Series C) 4.50% due 10/19/2006 ............................          3,209,416
                    10,000,000   Louisiana Public Facilities Authority Lease Revenue
                                  VRDN 2.80% due 06/01/2008 (a) ..............................         10,000,000
                                 Louisiana Public Facilities Authority Revenue
                                  (Air Products & Chemicals Project) VRDN:
                    18,650,000    2.80% due 12/01/2038 (a) ...................................         18,650,000
                     3,400,000    2.80% due 12/01/2039 (a) ...................................          3,400,000
                    30,000,000   Louisiana State Gas & Fuels Tax Revenue (Eagle
                                  720050038 CL-A) VRDN 2.74% due 05/01/2035 (a)(b)............         30,000,000


See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Louisiana          $ 7,675,000      Louisiana State Gas & Fuels Tax Revenue (Putters --
(continued)                          Series 1065) VRDN 2.74% due 05/01/2013 (a)(b) .................. $ 7,675,000
                    16,000,000      Louisiana State Offshore Term Authority Deepwater
                                     Port Revenue (1st Stage A-Loop Inc.) DDN 2.70%
                                     due 09/01/2008 (a) .............................................  16,000,000
                    11,165,000      Louisiana State University & Agricultural & Mechanical
                                     College Board VRDN 3.20% due 07/01/2032 (a) ....................  11,165,000
                                    New Orleans, Louisiana Finance Authority S/F Mortgage
                                     Revenue VRDN:
                     3,840,000       (Floaters -- Series 1137) 2.85% due 12/01/2044 (a)(b) ..........   3,840,000
                     4,400,000       (Floaters -- Series 1185) 2.83% due 06/01/2006 (a)(b) ..........   4,400,000
                     7,875,000      New Orleans, Louisiana IDB M/F Housing Revenue
                                     (LGD Rental Inc. Project) VRDN 2.75% due
                                     09/01/2038 (a) .................................................   7,875,000
                    13,490,000      New Orleans, Louisiana IDB M/F Housing Revenue
                                     VRDN 2.80% due 06/02/2008 (a) ..................................  13,490,000
                    11,100,000      Saint Charles Parish, Louisiana PCR (Shell Oil Project --
                                     Series B) DDN 2.74% due 10/01/2022 (a) .........................  11,100,000
-----------------------------------------------------------------------------------------------------------------
Maine --               360,000      Eastport, Maine IDR (Passamaquoddy Tribe) VRDN
0.3%                                 2.80% due 11/01/2006 (a) .......................................     360,000
                     1,090,000      Gray, Maine Revenue (Advance Realty Project) VRDN
                                     2.72% due 10/01/2011 (a) .......................................   1,090,000
                    23,765,000      Maine Finance Authority Revenue (Jackson Lab Issue
                                     2002) VRDN 2.74% due 07/01/2031 (a) ............................  23,765,000
                    22,260,000      Old Town Maine Solid Waste Disposal Revenue
                                     (Georgia-Pacific Corp. Project) VRDN 2.75%
                                     due 12/01/2024 (a) .............................................  22,260,000
-----------------------------------------------------------------------------------------------------------------
Maryland --                         Carroll County, Maryland Revenue (Fairhaven &
0.5%                                 Copper) VRDN:
                     7,900,000       (Series -- A) 2.73% due 01/01/2034 (a) .........................   7,900,000
                     4,000,000       (Series -- B) 2.71% due 01/01/2034 (a) .........................   4,000,000
                    14,600,000      Maryland State Community Development Administration
                                     Department Housing FXRDN 3.12% due 11/24/2006 ..................  14,600,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Maryland           $ 16,915,000     Maryland State Health & Higher Educational Facilities
(continued)                          Authority Revenue (Adventist Health Care -- Series A)
                                     VRDN 2.72% due 01/01/2035 (a) .............................      $16,915,000
                      5,000,000     Maryland State Health & Higher Educational Facilities
                                     Authority Revenue (Floaters -- Series 825) VRDN
                                     2.73% due 08/15/2038 (a)(b) ...............................        5,000,000
                     21,000,000     Montgomery County, Maryland EDR (Riderwood Village
                                     Inc. Project) VRDN 2.72% due 03/01/2034 (a) ...............       21,000,000
-----------------------------------------------------------------------------------------------------------------
Massachusetts --     10,000,000     ABN-AMRO Muni Tops -- Massachusetts
4.0%                                 (Series 2005-34) VRDN 2.73% due 08/15/2013 (a)(b)                 10,000,000
                     38,322,000     Chicopee, Massachusetts BAN 3.25% due 11/17/2005 ..........        38,341,087
                     11,391,500     Harvard, Massachusetts BAN 3.00% due 11/09/2005 ...........        11,394,194
                      8,000,000     King Philip Regional School District BAN 3.50%
                                     due 12/15/2005 ............................................        8,011,852
                     28,691,000     Massachusetts State (Floater Certificates -- Series 716-D)
                                     VRDN 2.72% due 08/01/2018 (a)(b) ..........................       28,691,000
                     14,735,000     Massachusetts State (Merlots -- Series A-51) VRDN
                                     2.71% due 08/01/2020 (a)(b) ...............................       14,735,000
                      8,000,000     Massachusetts State (Series BB) VRDN 2.73%
                                     due 09/06/2013 (a) ........................................        8,000,000
                      3,950,000     Massachusetts State (Series C) VRDN 2.73%
                                     due 08/01/2030 (a) ........................................        3,950,000
                      5,800,000     Massachusetts State (ROCS RR II R 6050) VRDN
                                     2.74% due 09/01/2022 (a)(b) ...............................        5,800,000
                      8,645,000     Massachusetts State Development Finance Agency
                                     Revenue (Bancroft School) VRDN 2.72%
                                     due 09/01/2031 (a) ........................................        8,645,000
                      6,980,000     Massachusetts State Development Finance Agency
                                     Revenue (Clark University) VRDN 2.70%
                                     due 10/01/2030 (a) ........................................        6,980,000
                      9,850,000     Massachusetts State Development Finance Agency
                                     Revenue (Cordis Mills LLC) VRDN 2.75%
                                     due 12/01/2032 (a) ........................................        9,850,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Massachusetts      $10,000,000      Massachusetts State Development Finance Agency
(continued)                          Revenue (Fessenden School) VRDN 2.74%
                                     due 08/01/2031 (a) ..............................                $10,000,000
                    14,195,000      Massachusetts State Development Finance Agency
                                     Revenue (Gordon College) VRDN 2.72%
                                     due 09/01/2032 (a) ..............................                 14,195,000
                    15,415,000      Massachusetts State Development Finance Agency
                                     Revenue (Groton School) VRDN 2.74%
                                     due 03/01/2034 (a) ..............................                 15,415,000
                     4,840,000      Massachusetts State Development Finance Agency
                                     Revenue (Lesley University) VRDN 2.74%
                                     due 07/01/2033 (a) ..............................                  4,840,000
                    18,000,000      Massachusetts State Development Finance Agency
                                     Revenue (Massachusetts Electric -- Program IV)
                                     CP 2.70% due 11/09/2005 .........................                 18,000,000
                    40,000,000      Massachusetts State Development Finance Agency
                                     Revenue (Massachusetts Electric Co. -- Series 04)
                                     CP 2.84% due 12/07/2005 .........................                 40,000,000
                    13,750,000      Massachusetts State Development Finance Agency
                                     Revenue (Sherburne Common) VRDN 2.70%
                                     due 10/01/2035 (a) ..............................                 13,750,000
                    24,460,000      Massachusetts State Development Finance Agency
                                     Revenue (Suffolk University Asset Guaranty) VRDN
                                     2.77% due 07/01/2032 (a) ........................                 24,460,000
                    10,200,000      Massachusetts State Development Finance Agency
                                     Revenue (Suffolk University -- Series A) VRDN
                                     2.77% due 07/01/2035 (a) ........................                 10,200,000
                     2,500,000      Massachusetts State Development Finance Agency
                                     Revenue (Walnut Hill School District) VRDN 2.70%
                                     due 07/01/2032 (a) ..............................                  2,500,000
                                    Massachusetts State Development Finance Agency
                                     Revenue (Wentworth Institute of Technology) VRDN:
                    17,870,000       2.70% due 10/01/2030 (a) ........................                 17,870,000
                    28,915,000       2.77% due 10/01/2033 (a) ........................                 28,915,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Massachusetts      $ 7,860,000      Massachusetts State Health & Educational Facilities
(continued)                          Authority Revenue (The Boston Home Inc. --
                                     Series B) VRDN 2.72% due 06/01/2032 (a) ...................      $ 7,860,000
                    18,470,000      Massachusetts State Health & Educational Facilities
                                     Authority Revenue (Floaters -- Series 954) VRDN
                                     2.73% due 07/01/2024 (a) ..................................       18,470,000
                    25,000,000      Massachusetts State Health & Educational Facilities
                                     Authority Revenue (Series E) DDN 2.70%
                                     due 01/01/2035 (a) ........................................       25,000,000
                                    Massachusetts State Industrial Finance Agency
                                     Revenue PCR CP:
                    10,500,000       2.80% due 12/01/2005 ......................................       10,500,000
                    40,000,000       2.95% due 02/13/2006 ......................................       40,000,000
                    34,000,000       2.95% due 02/21/2006 ......................................       34,000,000
                    20,000,000      Massachusetts State Industrial Finance Agency Revenue
                                     PCR (Groton School Issue -- Series B) VRDN 2.74%
                                     due 03/01/2028 (a) ........................................       20,000,000
                     5,000,000      Massachusetts State School Building Authority
                                     Dedicated Sales Tax Revenue (Series L) VRDN 2.73%
                                     due 08/15/2013 (a) ........................................        5,000,000
                    57,644,000      Massachusetts State Water Resource Authority (Floaters
                                     -- Series 742-D) VRDN 2.72% due 08/01/2019 (a)(b)                 57,644,000
                    16,400,000      Municipal Securities Trust Certificates -- Massachusetts
                                     State Port Authority SPL Facility VRDN 2.75%
                                     due 04/28/2016 (a) ........................................       16,400,000
                    10,000,000      Pembroke, Massachusetts BAN 4.00% due 08/03/2006 ..........        10,082,727
                     1,800,000      University of Massachusetts (Building Authority Project
                                     Revenue ROCS RR II R 6016) VRDN 2.74%
                                     due 11/01/2015 (a)(b) .....................................        1,800,000
                    12,341,000      Walpole, Massachusetts BAN 3.25% due 11/03/2005 ...........        12,341,896
-----------------------------------------------------------------------------------------------------------------
Michigan --         28,000,000      ABN-AMRO Muni Tops -- Detroit Michigan
3.4%                                 Sewer Revenue (Series -- 2005-3) VRDN 2.74%
                                     due 07/01/2013 (a)(b) .....................................       28,000,000
                     7,000,000      ABN-AMRO Muni Tops -- Michigan State Building
                                     Authority Revenue (Series -- 2005-33) VRDN 2.74%
                                     due 10/15/2013 (a)(b) .....................................        7,000,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Michigan           $ 6,660,000      Chelsea, Michigan Economic Development Corp.
(continued)                          Revenue (Silver Maples of Chelsea) VRDN 2.74%
                                     due 05/15/2028 (a) .........................................     $ 6,660,000
                     5,745,000      Chippewa Valley, Michigan Schools (Floaters --
                                     Series 1081) VRDN 2.73% due 05/01/2034 (a)(b) ..............       5,745,000
                     8,515,000      Dearborn, Michigan Economic Development Corp.
                                     Revenue (Henry Ford Village Inc. Project) VRDN
                                     2.76% due 10/01/2023 (a) ...................................       8,515,000
                    18,500,000      Detroit, Michigan City School District (Eagle 720050072
                                     CL-A) VRDN 2.74% due 05/01/2032 (a)(b) .....................      18,500,000
                                    Detroit, Michigan City School District VRDN:
                    40,705,000       (Merlots -- Series A-113) 2.96% due 07/26/2006 (a)(b) ......      40,705,000
                     4,160,000       (Putters -- Series 1129) 2.74% due 05/01/2013 (a)(b) .......       4,160,000
                     2,500,000       (Putters -- Series 1140) 2.74% due 05/01/2013 (a)(b) .......       2,500,000
                                    Detroit, Michigan Sewer Disposal Revenue VRDN:
                     8,770,000       (Merlots -- Series B-02) 2.72% due 07/01/2028 (a)(b) .......       8,770,000
                     2,245,000       (Merlots -- Series B-41) 2.72% due 07/01/2026 (a)(b) .......       2,245,000
                                    Detroit, Michigan Sewer Disposal Revenue Municipal
                                     Securities Trust VRDN:
                     1,155,000       (Series 43) 2.74% due 07/01/2028 (a)(b) ....................       1,155,000
                     6,500,000       (Series 53-A) 2.74% due 07/01/2032 (a)(b) ..................       6,500,000
                    13,140,000      Detroit Michigan Sewer Disposal Revenue (ROCS
                                     RR II R 372) VRDN 2.74% due 07/01/2022 (a)(b) ..............      13,140,000
                     3,565,000      Detroit Michigan Water Supply System Revenue (Putters
                                     -- Series 783) VRDN 2.74% due 01/01/2013 (a) ...............       3,565,000
                    35,910,000      Detroit, Michigan Water Supply System Revenue
                                     (Series B) VRDN 2.78% due 07/01/2035 (a) ...................      35,910,000
                    25,665,000      Eastern Michigan University Revenue DDN 2.73%
                                     due 06/01/2027 (a) .........................................      25,665,000
                    35,000,000      Michigan Municipal (Series B-2) BAN 4.00%
                                     due 08/18/2006 .............................................      35,291,673
                    12,500,000      Michigan Municipal (Series C) BAN 4.25%
                                     due 08/18/2006 .............................................      12,617,514
                    14,975,000      Michigan State Higher Educational Facilities Authority
                                     Revenue (Ave Maria School of Law Project) VRDN
                                     2.76% due 08/01/2026 (a) ...................................      14,975,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Michigan           $ 2,670,000   Michigan State Higher Educational Facilities Authority
(continued)                       Revenue Davenport University Project) VRDN 2.72%
                                  due 08/01/2027 (a) ...................................              $ 2,670,000
                    41,500,000   Michigan State Hospital Finance Authority
                                  Revenue VRDN 2.72% due 12/01/2030 (a) ................               41,500,000
                    12,995,000   Michigan State Hospital Finance Authority
                                  Revenue (Merlots -- Series K) VRDN 2.72%
                                  due 11/15/2023 (a) ...................................               12,995,000
                    15,000,000   Michigan State Hospital Finance Authority
                                  Revenue (Crittenton -- Series A) VRDN 2.77%
                                  due 03/01/2030 (a) ...................................               15,000,000
                     4,230,000   Michigan State Strategic Fund Limited Obligation
                                  Revenue (Weller Truck Parts Project) VRDN 2.85%
                                  due 10/01/2029 (a) ...................................                4,230,000
                     3,400,000   Michigan State Strategic Fund Limited Obligation
                                  Revenue (AVL North America Inc. Project) VRDN
                                  2.90% due 04/01/2011 (a) .............................                3,400,000
                     6,000,000   Michigan State Strategic Fund Limited Obligation
                                  Revenue (Sur-Flo Plastics Inc. Project) VRDN 2.85%
                                  due 08/01/2025 (a) ...................................                6,000,000
                     2,115,000   Michigan State Strategic Fund Limited Obligation
                                  Revenue (WE Upjohn Institute Project) VRDN 2.72%
                                  due 06/01/2012 (a) ...................................                2,115,000
                                 Michigan State Strategic Fund Limited Obligation
                                  Revenue (Detroit Symphony) DDN:
                    23,455,000    (Series A) 2.73% due 06/01/2031 (a) ..................               23,455,000
                    10,550,000    (Series B) 2.74% due 06/01/2031 (a) ..................               10,550,000
                     2,700,000   Michigan State Strategic Fund Limited Obligation
                                  Revenue (Dow Chemical Project) CP 2.87%
                                  due 11/02/2005 .......................................                2,700,000
                    10,665,000   Michigan State Trunk Line Fund (Eagle 720050042
                                  CL-A) VRDN 2.74% due 11/01/2021 (a)(b) ...............               10,665,000
                     7,600,000   Municipal Securities Trust Certificates (Class A --
                                  Series 2001-166 Detroit Michigan Sewer Disposal
                                  Revenue) VRDN 2.73% due 12/15/2021 (a)(b) ............                7,600,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Michigan           $ 15,965,000     Northern Michigan University Revenue DDN 2.73%
(continued)                          due 06/01/2031 (a) .........................................     $15,965,000
                      8,425,000     Oakland County, Michigan Economic Development
                                     Corp. Limited Obligation Revenue (Pontiac Vision
                                     Schools Project) VRDN 2.74% due 08/01/2020 (a) .............       8,425,000
                      3,910,000     Oakland County, Michigan Economic Development
                                     Corp. Limited Obligation Revenue (Su Dan Co.
                                     Project) VRDN 2.85% due 07/01/2024 (a) .....................       3,910,000
                      5,785,000     Oakland University, Michigan Revenue (ROCS
                                     RR II R 2154) VRDN 2.72% due 05/15/2022 (a)(b) .............       5,785,000
                      2,670,000     Southfield Michigan Library Building Authority
                                     (ROCS RR II R 7521) VRDN 2.74% due
                                     05/01/2023 (a)(b) ..........................................       2,670,000
                      4,290,000     Sturgis, Michigan Public School District (Putters --
                                     Series 728) VRDN 2.74% due 11/01/2012 (a)(b) ...............       4,290,000
                                    University of Michigan (University Revenue
                                     Hospital -- Series A) DDN:
                     18,275,000      2.70% due 12/01/2019 (a) ...................................      18,275,000
                     26,040,000      2.70% due 12/01/2035 (a) ...................................      26,040,000
                     11,755,000     Wayne County, Michigan Airport Authority
                                     Revenue (ROCS RR II R 353) VRDN 2.78%
                                     due 12/01/2017 (a)(b) ......................................      11,755,000
-----------------------------------------------------------------------------------------------------------------
Minnesota--          10,000,000     Dakota County, Minnesota Community Development
1.5%                                 Agency M/F Housing Revenue (Brentwood Hills
                                     Apartments Project -- Series A) DDN 2.83%
                                     due 09/01/2038 (a) .........................................      10,000,000
                     17,400,000     Dakota County, Minnesota Community Development
                                     Agency M/F Housing Revenue (Regatta Commons
                                     Project -- Series A) DDN 2.83% due 01/01/2038 (a) ..........      17,400,000
                     17,467,500     Duluth, Minnesota EDA Health Care Facilities
                                     Revenue (Floaters -- Series 895) VRDN 2.73%
                                     due 02/15/2020 (a) .........................................      17,467,500
                      2,800,000     Hennepin County, Minnesota Housing and Redevelopment
                                     Authority M/F Revenue (Stone Arch Apartments Project)
                                     VRDN 2.75% due 04/15/2035 (a) ..............................       2,800,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Minnesota          $ 2,500,000      Minneapolis, Minnesota Revenue (Minnehaha Academy
(continued)                          Project) DDN 2.83% due 05/01/2026 (a) .................          $ 2,500,000
                    10,000,000      Minnesota Rural Water Finance Authority (Public
                                     Project) BAN 4.25% due 09/15/2006 .....................           10,101,760
                     2,165,000      Minnesota State (ROCS RR II R 4065) VRDN 2.74%
                                     due 08/01/2023 (a)(b) .................................            2,165,000
                     3,045,000      Minneapolis & St. Paul Minnesota Airport Revenue
                                     (Putters -- Series 941) VRDN 2.77% due
                                     01/01/2011 (a)(b) .....................................            3,045,000
                                    Rochester, Minnesota Health Care Facilities
                                     (Mayo Foundation) CP:
                    11,100,000       (Series C) 2.79% due 12/01/2005 .......................           11,100,000
                    20,000,000       (Series 00-A) 2.70% due 11/01/2005 ....................           20,000,000
                    19,000,000       (Series 00-B) 2.70% due 11/10/2005 ....................           19,000,000
                    34,000,000       (Series 00-C) 2.79% due 12/01/2005 ....................           34,000,000
                    31,400,000       (Series 01-A) 2.80% due 11/10/2005 ....................           31,400,000
                    18,750,000       (Series 01-B) 2.79% due 12/01/2005 ....................           18,750,000
                     4,100,000       (Series 88-E) 2.79% due 12/01/2005 ....................            4,100,000
                    17,550,000      University of Minnesota (Series A) VRDN 2.81%
                                     due 01/01/2034 (a) ....................................           17,550,000
-----------------------------------------------------------------------------------------------------------------
Mississippi --      52,320,000      Jackson County, Mississippi PCR (Chevron USA Inc.
2.4%                                 Project) DDN 2.71% due 06/01/2023 (a) .................           52,320,000
                    15,650,000      Medical Center Educational Building Corp. Mississippi
                                     Revenue (Pediatric Facilities Project) VRDN 2.71%
                                     due 06/01/2034 (a) ....................................           15,650,000
                    10,000,000      Mississippi Business Finance Corp. Solid Waste Disposal
                                     Revenue (Mississippi Power Co. Project) DDN 2.78%
                                     due 05/01/2028 (a) ....................................           10,000,000
                    13,000,000      Mississippi Development Bank Special Obligation
                                     (East Mississippi Correction Facility -- Series A)
                                     VRDN 2.72% due 08/01/2017 (a) .........................           13,000,000
                    14,665,000      Mississippi Development Bank Special Obligation
                                     (Loan Program -- Desoto County) VRDN 2.73%
                                     due 11/01/2022 (a) ....................................           14,665,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                    Value
                   Face Amount                               Issue                                (Note 1a)
=================================================================================================================
Mississippi         $150,000,000   Mississippi Development Bank Special Obligation
(continued)                         (Municipal Gas Authority Project) VRDN 2.69%
                                    due 07/01/2015 (a) .......................................  $150,000,000
                       6,910,000   Mississippi Development Bank Special Obligation
                                    (ROCS RR II R 6051) VRDN 2.74% due
                                    01/01/2022 (a)(b) ........................................     6,910,000
                      12,500,000   Mississippi Home Corp. Lease Purchase Revenue
                                    VRDN 2.80% due 10/01/2007 (a) ............................    12,500,000
                      71,811,500   Mississippi Home Corp. S/F Revenue (Floaters --
                                    Series 989) VRDN 2.85% due 01/03/2006 (a)(b) .............    71,811,500
                      15,388,000   Mississippi Hospital Equipment Facilities
                                    (Mississippi Health Services 97 -- Series 1) CP 2.71%
                                    due 11/09/2005 ...........................................    15,388,000
                      10,000,000   Mississippi State VRDN 2.73% due 09/01/2025 (a) ...........    10,000,000
-----------------------------------------------------------------------------------------------------------------
Missouri --            3,600,000   Jackson County, Missouri IDA Health Facilities
1.7%                                Revenue (Kansas City Hospice) VRDN 2.75%
                                    due 01/01/2030 (a) .......................................     3,600,000
                      11,300,000   Kansas City, Missouri IDA Revenue (Ewing
                                    Marion Kaufman Foundation) DDN 2.73%
                                    due 04/01/2027 (a) .......................................    11,300,000
                      32,100,000   Missouri Higher Educational Loan Authority
                                    (Student Loan Revenue -- Series B) VRDN 2.75%
                                    due 06/01/2020 (a) .......................................    32,100,000
                      14,620,000   Missouri State Development Finance Board Lease
                                    Revenue (Missouri Associate Municipal Utilities Lease)
                                    DDN 2.78% due 06/01/2033 (a) .............................    14,620,000
                      12,905,000   Missouri State Housing Development Community
                                    S/F Mortgage Revenue (Series A) FXRDN 3.99%
                                    due 05/15/2006 ...........................................    12,905,000
                      32,770,000   Missouri State Health & Higher Educational Facilities
                                    Authority Revenue (Bethesda Health Group --
                                    Series A) DDN 2.78% due 08/01/2031 (a) ...................    32,770,000
                      29,350,000   Missouri State Health & Higher Educational Facilities
                                    Authority Revenue (BJC Health System -- Series B)
                                    DDN 2.74% due 05/15/2034 (a) .............................    29,350,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                Value
                   Face Amount                               Issue                            (Note 1a)
=================================================================================================================
Missouri            $ 25,900,000   Missouri State Health & Higher Educational Facilities
(continued)                         Authority Revenue (Christian Brothers -- Series A)
                                    DDN 2.78% due 10/01/2032 (a) ...........................  $25,900,000
                       5,400,000   Missouri State Health & Higher Educational Facilities
                                    Authority Revenue (De Smet Jesuit High School)
                                    DDN 2.78% due 11/01/2027 (a) ...........................    5,400,000
                      15,380,000   Missouri State Health & Higher Educational Facilities
                                    Authority Revenue (Louis University -- Series A)
                                    DDN 2.78% due 10/01/2016 (a) ...........................   15,380,000
                                   Missouri State Health & Higher Educational Facilities
                                    Authority Revenue (Pooled Hospital Loan Program) VRDN:
                       3,865,000    (Series B) 2.79% due 08/01/2029 (a) ....................    3,865,000
                       3,500,000    (Series C) 2.78% due 08/01/2034 (a) ....................    3,500,000
                       9,780,000   Missouri State Health & Higher Educational Facilities
                                    Authority Revenue (Rockhurst University) DDN
                                    2.73% due 11/01/2032 (a) ...............................    9,780,000
                       8,925,000   Missouri State Health & Educational Facilities Authority
                                    Revenue (Pooled Hospital -- Series B) VRDN 2.79%
                                    due 08/01/2029 (a) .....................................    8,925,000
                       7,585,000   Missouri State Health & Educational Facilities Authority
                                    Revenue (Ranken Tech College) DDN 2.78% due
                                    11/15/2017 (a) .........................................    7,585,000
                       3,175,000   Missouri State Health & Educational Facilities Authority
                                    Revenue (Saint Louis University) DDN 2.78% due
                                    07/01/2032 (a) .........................................    3,175,000
                      21,235,000   Missouri State Health & Educational Facilities Authority
                                    Revenue (Saint Louis University -- Series B) DDN
                                    2.78% due 10/01/2024 (a) ...............................   21,235,000
                       4,300,000   Saint Charles County, Missouri IDA M/F Revenue
                                    (Peine Lakes Apartments Project) VRDN 2.75%
                                    due 02/01/2039 (a) .....................................    4,300,000
                                   Saint Louis County, Missouri IDA M/F Housing Revenue
                                    (Metro Lofts Apartments) VRDN:
                      13,250,000    (Series A) 2.75% due 03/15/2036 (a) ....................   13,250,000
                       4,050,000    (Series C) 2.77% due 09/15/2036 (a) ....................    4,050,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                Value
                    Face Amount                              Issue                            (Note 1a)
=================================================================================================================
Missouri            $    930,000  Sikeston, Missouri IDA Revenue (Heritage American
(continued)                        Homes LP/North Ridge Homes Inc. Project) VRDN
                                   2.84% due 07/01/2009 (a) ................................  $   930,000
-----------------------------------------------------------------------------------------------------------------
Montana --            10,725,000  Helena, Montana Higher Educational Revenue
0.1%                               (Carroll College Campus Housing) DDN 2.78%
                                   due 10/01/2032 (a) ......................................   10,725,000
                       9,250,000  Montana State Board Investment Municipal Finance
                                   FXRDN 2.60% due 03/01/2006 ..............................    9,250,000
-----------------------------------------------------------------------------------------------------------------
Nebraska --           15,000,000  Lincoln, Nebraska Electric System Revenue (Series CC)
0.3%                               VRDN 2.73% due 09/10/2013 (a) ...........................   15,000,000
                                  Nebraska Public Power District Revenue Eagle VRDN:
                       3,235,000   (2004-0014) 2.74% due 01/01/2035 (a)(b) .................    3,235,000
                       3,335,000   (2004-0016) 2.74% due 01/01/2035 (a)(b) .................    3,335,000
                      21,800,000  Omaha Public Power District Nebraska Electric
                                   Revenue CP 2.79% due 12/07/2005 .........................   21,800,000
-----------------------------------------------------------------------------------------------------------------
Nevada --             19,400,000  Clark County, Nevada IDR (Nevada Cogeneration I
0.6%                               Project) DDN 2.75% due 11/01/2020 (a) ...................   19,400,000
                       5,955,000  Clark County, Nevada (ROCS RR II R 1035) VRDN
                                   2.74% due 06/01/2021 (a)(b) .............................    5,955,000
                       3,220,000  Clark County, Nevada School District (Floaters --
                                   Series 1112) VRDN 2.73% due 06/15/2013 (a)(b) ...........    3,220,000
                       5,875,000  Clark County, Nevada School District (Merlots --
                                   Series B-02) VRDN 2.72% due 06/15/2019 (a)(b) ...........    5,875,000
                       7,150,000  Director State, Nevada Business & Industry Solid Waste
                                   Disposal Revenue (Republic Service Inc. Project)
                                   VRDN 3.05% due 12/01/2034 (a) ...........................    7,150,000
                      11,290,000  Eagle Tax-Exempt Trust -- Clark County, Nevada
                                   School District (Series 962804) VRDN 2.74%
                                   due 06/15/2015 (a)(b) ...................................   11,290,000
                       8,380,000  Las Vegas, Nevada Convention & Visitors Authority
                                   Revenue (Putters -- Series 802) VRDN 2.74%
                                   due 01/01/2013 (a)(b) ...................................    8,380,000
                       9,975,000  Las Vegas Valley, Nevada Water District
                                   (Merlots -- B-10) VRDN 2.72% due 06/01/2024 (a)(b) ......    9,975,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                               Value
                    Face Amount                               Issue                          (Note 1a)
=================================================================================================================
Nevada              $  5,300,000  Nevada System Higher Educational University
(continued)                        Revenue (Putters -- Series 1134) VRDN 2.74%
                                   due 07/01/2013 (a)(b) ..................................   $ 5,300,000
                      16,855,000  Truckee Meadows, Nevada Water Authority Revenue
                                   (Municipal Security Trust Receipts -- Series SGA-137)
                                   VRDN 2.73% due 07/01/2030 (a)(b) .......................    16,855,000
                      5,270,000   University of Nevada Revenue (Putters -- Series 929)
                                   VRDN 2.74% due 07/01/2023 (a)(b) .......................     5,270,000
-----------------------------------------------------------------------------------------------------------------
New Hampshire --      11,000,000  New Hampshire Health & Educational Facilities
0.8%                               Authority Revenue (Floaters -- Series 866) VRDN
                                   2.74% due 08/15/2021 (a)(b) ............................    11,000,000
                       7,000,000  New Hampshire Health & Educational Facilities
                                   Authority Revenue (New Hampshire Institute of Art)
                                   VRDN 2.74% due 10/01/2035 (a) ..........................     7,000,000
                       5,475,000  New Hampshire Higher Educational & Health Facilities
                                   Authority Revenue (Floaters -- Series 772) VRDN
                                   2.74% due 01/01/2017 (a)(b) ............................     5,475,000
                       9,890,000  New Hampshire Higher Educational & Health Facilities
                                   Authority Revenue (Wentworth Douglass Hospital
                                   Radianassurance) DDN 2.83% due 01/01/2031 (a) ..........     9,890,000
                                  New Hampshire State Business Finance Authority
                                   PCR (NEPCO) CP:
                      35,850,000   2.73% due 11/09/2005 ...................................    35,850,000
                      46,000,000   3.00% due 02/10/2006 ...................................    46,000,000
                       3,480,000  New Hampshire State Business Finance Authority
                                   Industrial Facilities Revenue (Wiggins Airways Inc.)
                                   VRDN 2.77% due 12/01/2033 (a) ..........................     3,480,000
-----------------------------------------------------------------------------------------------------------------
New Jersey --         15,000,000  New Jersey Economic Development Authority Water
0.2%                               Facilities Revenue (Water New Jersey Inc. Project --
                                   Series A) DDN 2.72% due 11/01/2026 (a) .................    15,000,000
                      11,325,000  New Jersey State Transportation Trust Fund
                                   Authority (Eagle 720050001 CL-A) VRDN 2.74%
                                   due 12/15/2021 (a)(b) ..................................    11,325,000
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                    Value
                   Face Amount                           Issue                                    (Note 1a)
=================================================================================================================
New Mexico --     $  5,160,000       Bernalillo County, New Mexico Gross Receipts
1.1%                                   Tax Revenue (Macon Trusts) VRDN 2.74%
                                       due 04/01/2027 (a)(b) .................................  $ 5,160,000
                    27,810,000       Hurley, New Mexico PCR (Kennecott Sante Fe)
                                       DDN 2.70% due 12/01/2015 (a) ..........................   27,810,000
                     7,800,000       New Mexico Finance Authority Revenue (Floaters --
                                       Series 949) VRDN 2.73% due 06/15/2012 (a)(b) ..........    7,800,000
                    77,416,248       New Mexico Mortgage Finance Authority S/F FXRDN
                                       4.09% due 03/01/2006 ..................................   77,416,248
                    55,850,000       New Mexico State Hospital Equipment Loan Council
                                       Hospital Revenue (Presbyterian Healthcare --
                                       Series A) VRDN 2.69% due 08/01/2030 (a) ...............   55,850,000
-----------------------------------------------------------------------------------------------------------------
New York --          5,000,000       Commack, New York Central School District BAN
3.6%                                   3.00% due 11/18/2005 ..................................    5,002,167
                    25,000,000       Eagle Tax-Exempt Trust -- Metro Transportation
                                       Authority New York VRDN 2.73% due
                                       11/15/2022 (a)(b) .....................................   25,000,000
                     3,825,000       Erie County, New York VRDN 2.69%
                                       due 11/01/2035 (a) ....................................    3,825,000
                     9,255,000       Long Island Power Authority, New York Electric System
                                       Revenue (Floaters -- Series 822) VRDN 2.72%
                                       due 09/01/2029 (a)(b) .................................    9,255,000
                    15,800,000       Long Island Power Authority, New York CP 2.70%
                                       due 11/08/2005 ........................................   15,800,000
                    23,405,000       Metropolitan Transportation Authority, New York
                                       Revenue (Eagle 720050066 CL-A) VRDN 2.73%
                                       due 11/15/2015 (a)(b) .................................   23,405,000
                    60,545,000       Metropolitan Transportation Authority, New York
                                       Revenue (Floaters -- Series 823-D) VRDN 2.72%
                                       due 11/15/2023 (a)(b) .................................   60,545,000
                    10,000,000       New York City Municipal Water Finance Authority
                                       (Series 1) CP 2.74% due 12/22/2005 ....................   10,000,000
                    35,000,000       New York, New York (ROCS RR II R 251) VRDN
                                       2.77% due 12/15/2019 (a)(b) ...........................   35,000,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                    Value
                   Face Amount                           Issue                                    (Note 1a)
=================================================================================================================
New York         $  40,000,000       New York, New York City IDA Revenue Liberty
(continued)                            (1 Bryant Park LLC -- Series A) VRDN 2.72%
                                       due 11/01/2039 (a) ....................................  $ 40,000,000
                   179,200,000       New York, New York City IDA Revenue Liberty
                                       (1 Bryant Park LLC -- Series B) DDN 2.74%
                                       due 11/01/2039 (a) ....................................   179,200,000
                     3,995,000       New York, New York City Municipal Water Finance
                                       Authority Water & Sewer System Revenue (Floaters --
                                       Series 1100) VRDN 2.72% due 06/15/2036 (a)(b) .........     3,995,000
                    20,850,000       New York State Local Government Assistance Corp.
                                       Municipal Securities Trust (Series SGA-59) VRDN
                                       2.72% due 04/01/2019 (a)(b) ...........................    20,850,000
                    22,500,000       New York State Thruway Authority CP 2.72%
                                       due 12/09/2005 ........................................    22,500,000
                    32,070,000       New York State Thruway & Highway Authority (Eagle
                                       720050079 CL-A) VRDN 2.73% due 04/01/2015 (a)(b).......    32,070,000
                    22,785,000       New York State Thruway & Highway Authority (ROCS
                                       RR II R 6046) VRDN 2.73% due 04/01/2013 (a)(b) ........    22,785,000
                    22,700,000       Triborough Bridge & Tunnel Authority Revenue New
                                       York (Series A) VRDN 2.68% due 11/01/2035 (a) .........    22,700,000
                    14,000,000       Ulster County, New York BAN 3.00% due 11/18/2005 ........    14,006,068
-----------------------------------------------------------------------------------------------------------------
North Carolina --    9,900,000       North Carolina Eastern Municipal Power Agency &
0.6%                                   System Revenue (Merlots -- Series A-22) VRDN
                                       2.72% due 01/01/2024 (a)(b) ...........................     9,900,000
                    20,000,000       North Carolina Housing Finance Agency
                                       (Home Ownership -- Series 17-C) VRDN 2.75%
                                       due 07/01/2033 (a) ....................................    20,000,000
                    14,275,000       North Carolina Medical Care Community Retirement
                                       Revenue (Adult Community Services -- Series B)
                                       DDN 2.75% due 11/15/2009 (a) ..........................    14,275,000
                    24,370,000       North Carolina Medical Care Community Health Care
                                       Facilities Revenue (Carol Woods Project) DDN 2.82%
                                       due 04/01/2031 (a) ....................................    24,370,000
                    23,460,000       North Carolina State (Eagle 72005021 CL-A)
                                       VRDN 2.74% due 03/01/2020 (a)(b) ......................    23,460,000
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
North Dakota --    $32,435,000       Ward County, North Dakota Health Care Facilities
0.2%                                   Revenue (Trinity Obligation Group -- Series A)
                                       DDN 2.78% due 07/01/2029 (a) ...............................  $32,435,000
-----------------------------------------------------------------------------------------------------------------
Ohio --              8,000,000       ABN-AMRO Muni Tops -- Cincinnati Ohio City
4.0%                                   School District (Series 2003-34) VRDN 2.74%
                                       due 12/01/2011 (a)(b) ......................................    8,000,000
                     5,035,000       ABN-AMRO Muni Tops -- University of Cincinnati
                                       Ohio General Receipts (Series 2004-04) VRDN 2.74%
                                       due 06/01/2012 (a)(b) ......................................    5,035,000
                     4,995,000       ABN-AMRO Muni Tops -- Certificates Trust
                                       (Series 2004-23) VRDN 2.74% due 12/01/2011 (a)(b) ..........    4,995,000
                    10,000,000       Akron, Ohio BAN 2.75% due 11/03/2005 .........................   10,000,457
                     1,705,000       Barberton, Ohio BAN 4.00% due 04/12/2006 .....................    1,713,832
                     4,495,000       Butler County, Ohio Hospital Facilities Revenue
                                       (Middletown Regional Hospital) VRDN 2.70%
                                       due 11/01/2010 (a) .........................................    4,495,000
                     5,000,000       Cincinnati, Ohio City School District (Series 2004-34)
                                       VRDN 2.74% due 12/01/2031 (a) ..............................    5,000,000
                     4,415,000       Cincinnati, Ohio City School District (Series 682) VRDN
                                       2.74% due 12/01/2011 (a) ...................................    4,415,000
                     5,000,000       Cleveland-Cuyahoga County, Ohio Port Authority Cultural
                                       Facilities Revenue (Playhouse Square Foundation Project)
                                       VRDN 2.70% due 11/15/2034 (a) ..............................    5,000,000
                     9,000,000       Clinton County, Ohio Hospital Revenue
                                       (McCullough-Hydro Project -- Series B-1) VRDN
                                       2.70% due 11/01/2020 (a) ...................................    9,000,000
                     8,685,000       Clinton County, Ohio Hospital Revenue (Series D-1)
                                       VRDN 2.70% due 12/01/2015 (a) ..............................    8,685,000
                     5,215,000       Columbia, Ohio City School District (ROCS RR II R
                                       2128) VRDN 2.74% due 12/01/2021 (a)(b) .....................    5,215,000
                    10,000,000       Columbus, Ohio Regional Apartment Authority Revenue
                                       (Series A) VRDN 2.72% due 01/01/2030 (a) ...................   10,000,000
                     4,175,000       Cuyahoga County, Ohio Civic Facilities Revenue
                                       Center for Families & Children VRDN 2.77%
                                       due 06/01/2024 (a) .........................................    4,175,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                     Value
                   Face Amount                            Issue                                    (Note 1a)
=================================================================================================================
Ohio              $  9,635,000       Cuyahoga County, Ohio Hospital Facilities Revenue
(continued)                            (Jennings Center) VRDN 2.76% due 11/01/2023 (a) ........  $ 9,635,000
                    22,230,000       Cuyahoga County, Ohio Hospital Facilities Revenue
                                       (Metrohealth System Project) VRDN 2.74%
                                       due 03/01/2033 (a) .....................................   22,230,000
                     4,800,000       Cuyahoga County, Ohio Hospital Facilities Revenue
                                       (Sisters of Charity Health System) VRDN 2.73%
                                       due 11/01/2030 (a) .....................................    4,800,000
                     2,045,000       Cuyahoga County, Ohio M/F Revenue (St. Vitus Village
                                       Apartments Project) VRDN 2.77% due 06/01/2022 (a) ......    2,045,000
                                     Cuyahoga County, Ohio Revenue (Cleveland Clinic)
                                       DDN:
                    31,500,000         (Series B-1) 2.77% due 01/01/2039 (a) ..................   31,500,000
                    12,500,000         (Series B-3) 2.77% due 01/01/2039 (a) ..................   12,500,000
                     4,655,000       Deerfield Township, Ohio (Tax Increment Revenue --
                                       Series B) VRDN 2.73% due 12/01/2022 (a) ................    4,655,000
                     3,070,000       Dover, Ohio BAN 3.75% due 04/06/2006 .....................    3,082,762
                    15,000,000       Eagle Tax-Exempt Trust -- Cleveland Water
                                       (Series 983501) VRDN 2.74% due 01/01/2025 (a)(b) .......   15,000,000
                    22,065,000       Eagle Tax-Exempt Trust -- Ohio State Turnpike Revenue
                                       (Series 983502) VRDN 2.74% due 02/15/2020 (a)(b) .......   22,065,000
                     8,050,000       Franklin County, Ohio Hospital Revenue (Children's
                                       Hospital) VRDN 2.70% due 11/01/2025 (a) ................    8,050,000
                    10,305,000       Franklin County, Ohio Hospital Revenue
                                       (Children's Hospital Project Ambac) VRDN 2.70%
                                       due 11/01/2033 (a) .....................................   10,305,000
                     4,160,000       Franklin County, Ohio M/F Revenue (Community
                                       Housing Network) VRDN 2.77% due 03/01/2027 (a) .........    4,160,000
                     5,000,000       Geauga County, Ohio BAN 4.00% due 08/29/2006 .............    5,039,996
                     6,865,000       Geauga County, Ohio Revenue (Sisters of Notre Dame
                                       Project) VRDN 2.77% due 08/01/2016 (a) .................    6,865,000
                    20,225,000       Greene County, Ohio Sewer System Revenue (ROCS RR
                                       II R 347) VRDN 2.74% due 12/01/2025 (a)(b) .............   20,225,000
                    11,570,000       Hamilton County, Ohio Student Housing Revenue
                                       (Block 3 Project) VRDN 2.74% due 08/01/2036 (a) ........   11,570,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Ohio               $20,305,000       Hamilton County, Ohio Student Housing Revenue
(continued)                            (Stratford Heights Project) VRDN 2.74%
                                       due 08/01/2036 (a) ..........................................  $20,305,000
                     4,525,000       Henry County, Ohio BAN 3.25% due 03/23/2006 ...................    4,537,004
                     7,500,000       Huron County, Ohio Hospital Facilities Revenue
                                       (Norwalk Area Health System) VRDN 2.72%
                                       due 12/01/2027 (a) ..........................................    7,500,000
                     9,935,000       Jackson, Ohio Hospital Facilities Revenue (Health
                                       System Inc. Radianassurance) VRDN 2.75%
                                       due 10/01/2029 (a) ..........................................    9,935,000
                     4,120,000       Licking County, Ohio IDR (Renosol Corp. Project)
                                       VRDN 2.85% due 06/01/2030 (a) ...............................    4,120,000
                     3,000,000       Mayfield Heights, Ohio BAN 3.25% due 01/26/2006 .............    3,005,867
                     1,600,000       Mentor, Ohio IDR (Risch Investments/Roll-Kraft Project)
                                       VRDN 2.84% due 08/01/2017 (a) ...............................    1,600,000
                    10,975,000       Middleburg Heights, Ohio Hospital Revenue (Southwest
                                       General Health) VRDN 2.72% due 08/15/2022 (a) ...............   10,975,000
                     1,465,000       Montgomery County, Ohio EDR (Benjamin & Marian
                                       Project -- Series A) VRDN 2.77% due 04/01/2011 (a) ..........    1,465,000
                                     Montgomery County, Ohio Health Revenue
                                       (Miami Valley Hospital -- Series 1998-B) CP:
                    50,000,000         2.75% due 11/09/2005 ........................................   50,000,000
                    50,000,000         2.82% due 12/06/2005 ........................................   50,000,000
                    44,750,000       Montgomery County, Ohio Health Revenue (Miami
                                       Valley Hospital -- Series 1998-A) DDN 2.74%
                                       due 11/15/2022 (a) ..........................................   44,750,000
                    12,000,000       Municipal Securities Trust Certificates (Class A --
                                       Series 104) VRDN 2.73% due 11/14/2017 (a)(b) ................   12,000,000
                     3,000,000       North Canton, Ohio Water System BAN 3.25%
                                       due 02/15/2006 ..............................................    3,005,940
                     1,300,000       Ohio State Air Quality Development Authority Revenue
                                       (Cincinnati Gas & Electric -- Series B) VRDN 2.91%
                                       due 09/01/2030 (a) ..........................................    1,300,000
                     8,120,000       Ohio State Air Quality Development Authority
                                       Revenue (ROCS RR II R 418) VRDN 2.74%
                                       due 01/01/2034 (a)(b) .......................................    8,120,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
====================================================================================================================
                                                                                                          Value
                   Face Amount                               Issue                                      (Note 1a)
====================================================================================================================
Ohio                                 Ohio State Building Authority VRDN:
(continued)        $ 3,190,000         (Putters -- Series 790) 2.74% due 10/01/2012 (a)(b) ..........  $ 3,190,000
                     4,440,000         (Putters -- Series 919) 2.74% due 04/01/2013 (a)(b) ..........    4,440,000
                     7,320,000       Ohio State EDR (Goodwill Industrial Miami Valley
                                       Project) VRDN 2.73% due 06/01/2023 (a) .......................    7,320,000
                     3,945,000       Ohio State Higher Educational Facilities Revenue
                                       (Ashland University Project) VRDN 2.75%
                                       due  09/01/2024 (a) ..........................................    3,945,000
                    10,000,000       Ohio State Higher Educational Facilities Revenue
                                       (Case Western Reserve Project -- Series A) DDN
                                       2.70% due 10/01/2031 (a) .....................................   10,000,000
                     1,260,000       Ottawa County, Ohio IDR (Adrian Sand & Stone Inc.
                                       Project) VRDN 2.81% due 10/01/2008 (a) .......................    1,260,000
                     1,975,000       Painesville, Ohio (Series 2005-1) BAN 3.25%
                                       due 03/23/2006 ...............................................    1,979,862
                     7,485,000       Port Authority of Columbiana County, Ohio IDR
                                       (GEI of Columbiana Inc. Project) VRDN 2.81%
                                       due 06/01/2022 (a) ...........................................    7,485,000
                     2,370,000       Princeton, Ohio City School District (Series 50-A)
                                       VRDN 2.74% due 12/01/2030 (a) ................................    2,370,000
                     6,250,000       Richland County, Ohio Revenue (Mansfield Area YMCA
                                       Project) VRDN 2.77% due 11/01/2019 (a) .......................    6,250,000
                     4,000,000       Richland County, Ohio Sanitary Sewer BAN 3.00%
                                       due 11/09/2005 ...............................................    4,000,920
                     8,870,000       Salem, Ohio Civic Facilities Revenue (Salem Community
                                       Center Inc. Project) VRDN 2.77% due 06/01/2027 (a) ...........    8,870,000
                                     South Lebanon Village, Ohio M/F Revenue
                                       (Housing -- Pedcor Invests -- Cedars) VRDN:
                     7,700,000         (Series A) 2.95% due 09/01/2038 (a) ..........................    7,700,000
                     1,100,000         (Series B) 2.80% due 09/01/2038 (a) ..........................    1,100,000
                    10,690,000       Toledo, Ohio BAN 4.00% due 05/25/2006 ..........................   10,745,645
                    10,000,000       University of Toledo, Ohio General Receipts DDN
                                       2.73% due 06/01/2032 (a) .....................................   10,000,000
                     5,260,000       Washington Court House Ohio City School
                                       District (Putters -- Series 1100) VRDN 2.74%
                                       due 06/01/2013 (a)(b) ........................................    5,260,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                     Value
                   Face Amount                            Issue                                    (Note 1a)
=================================================================================================================
Ohio               $ 3,735,000       Willoughby, Ohio IDR (Kennedy Group Inc. Project)
(continued)                            VRDN 2.81% due 09/01/2018 (a) ..........................  $ 3,735,000
                     1,495,000       Wood County, Ohio IDR (GHT Property Management
                                       LLC Project) VRDN 2.84% due 08/01/2019 (a) .............    1,495,000
                     1,935,000       Wood County, Ohio IDR (TL INDS & AMPP Inc.
                                       Project) VRDN 2.81% due 05/01/2011 (a) .................    1,935,000
-----------------------------------------------------------------------------------------------------------------
Oklahoma --                          Cleveland County, Oklahoma Development Authority
0.9%                                   S/F Revenue FXRDN:
                     4,100,000         3.94% due 05/25/2006 ...................................    4,100,000
                     4,185,000         4.02% due 04/25/2006 ...................................    4,185,000
                    18,861,456       Comanche County, Oklahoma Home Finance
                                       S/F Revenue Notes (Series A) FXRDN 3.68%
                                       due 04/03/2006 .........................................   18,861,456
                     3,600,249       Comanche County, Oklahoma Home Finance
                                       S/F Revenue Notes (Series A) FXRDN 3.00%
                                       due 05/01/2006 .........................................    3,600,249
                     7,445,451       Grand Gateway Home Finance Authority S/F Mortgage
                                       Revenue (Series A) FXRDN 3.86% due 02/01/2006 ..........    7,445,451
                     2,600,000       Oklahoma City, Oklahoma (Putters -- Series 743)
                                       VRDN 2.74% due 03/01/2013 (a)(b) .......................    2,600,000
                     5,000,000       Oklahoma Development Finance Authority Revenue
                                       (ConocoPhillips Co. Project) FXRDN 2.42%
                                       due 12/01/2005 .........................................    5,000,000
                    19,205,000       Oklahoma Development Finance Authority Revenue
                                       (Inverness Village -- Continuing Care Retirement --
                                       Series C) DDN 2.78% due 02/01/2012 (a) .................   19,205,000
                                     Oklahoma County, Oklahoma Home Finance Authority
                                       S/F Mortgage Revenue FXRDN:
                    41,043,371         (Series A) 3.89% due 05/01/2006 ........................   41,043,371
                     9,761,238         (Series D) 3.86% due 12/01/2006 ........................    9,761,238
                     3,100,000       Oklahoma Housing Finance Agency S/F Revenue
                                       FXRDN 3.28% due 08/31/2006 .............................    3,100,000
                     9,000,000       Payne County, Oklahoma EDA Student Housing
                                       Revenue (Student Project -- Series B) VRDN 2.72%
                                       due 07/01/2037 (a) .....................................    9,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
====================================================================================================================
                                                                                                          Value
                   Face Amount                                 Issue                                    (Note 1a)
====================================================================================================================
Oklahoma           $ 3,000,000       Tulsa County, Oklahoma Home Finance Authority
(continued)                            S/F Mortgage Revenue (Floaters -- Series 1068)
                                       VRDN 2.78% due 12/01/2038 (a)(b) .............................   $ 3,000,000
--------------------------------------------------------------------------------------------------------------------
Oregon --           10,000,000       ABN-AMRO Muni Tops -- Portland, Oregon
1.1%                                   (Series 2001-4) VRDN 2.74% due 06/01/2009 (a)(b) .............    10,000,000
                     3,827,000       Clackamas County, Oregon Health Facilities Authority
                                       Hospital Revenue (Floaters -- Series 689) VRDN
                                       2.75% due 12/25/2005 (a)(b) ..................................     3,827,000
                     8,085,000       Multnomah County, Oregon Hospital Facilities
                                       Authority Revenue (Holladay Park Plaza Revenue
                                       Project) DDN 2.77% due 11/15/2033 (a) ........................     8,085,000
                     4,975,000       Oregon State (ROCS RR II R 6001) VRDN 2.74%
                                       due 08/01/2022 (a)(b) ........................................     4,975,000
                     3,035,000       Oregon State Department of Administrative Services
                                       Certificate Partnership (ROCS RR II R 7017)
                                       VRDN 2.74% due 11/01/2023 (a)(b) .............................     3,035,000
                     7,000,000       Oregon State Facilities Authority Revenue (Oregon
                                       Episcopal School Project -- Series A) VRDN 2.74%
                                       due 10/01/2034 (a) ...........................................     7,000,000
                                     Oregon State EDR (Newsprint Co. Project) DDN:
                    21,900,000         (Series 197) 2.76% due 08/01/2025 (a) ........................    21,900,000
                    16,070,000         (Series 197) 2.76% due 12/01/2025 (a) ........................    16,070,000
                    18,600,000         (Series 202) 2.76% due 04/01/2026 (a) ........................    18,600,000
                    13,000,000         (Series 203) 2.76% due 12/01/2026 (a) ........................    13,000,000
                     5,360,000       Oregon State Health, Housing, Educational & Cultural
                                       Facilities Authority (Assumption Village Project --
                                       Series A) VRDN 2.72% due 03/01/2033 (a) ......................     5,360,000
                                     Oregon State Health Sciences University Revenue
                                       (Oshu Medical Group Project) VRDN:
                    15,000,000         (Series A) 2.71% due 07/01/2033 (a) ..........................    15,000,000
                    24,000,000         (Series B) 2.71% due 07/01/2033 (a) ..........................    24,000,000
                                     Portland, Oregon Sewer Systems Revenue VRDN:
                     1,725,000         (Putters -- Series 614) 2.74% due 10/01/2012 (a)(b) ..........     1,725,000
                     6,000,000         (Putters -- Series 955) 2.74% due 02/01/2013 (a)(b) ..........     6,000,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                   Value
                   Face Amount                          Issue                                    (Note 1a)
=================================================================================================================
Oregon             $ 7,750,000       Portland, Oregon EDR (Broadway Project -- Series A)
(continued)                            VRDN 2.72% due 04/01/2035 (a) ........................   $ 7,750,000
                     4,250,000       Tri-City, Oregon Revenue (Putters -- Series 787) VRDN
                                       2.74% due 03/01/2013 (a)(b) ..........................     4,250,000
-----------------------------------------------------------------------------------------------------------------
Pennsylvania --     17,260,000       ABN-AMRO Muni Tops -- Radnor Pennsylvania School
2.7%                                   District VRDN 2.74% due 08/15/2013 (a)(b) ............    17,260,000
                                     Allegheny County, Pennsylvania IDA Health & Housing
                                       Facilities Revenue (Longwood) DDN:
                     6,540,000         (Series A) 2.75% due 07/01/2027 (a) ..................     6,540,000
                    21,755,000         (Series B) 2.75% due 07/01/2027 (a) ..................    21,755,000
                    14,455,000       Allegheny County, Pennsylvania (Series C-51) VRDN
                                       2.74% due 05/01/2027 (a) .............................    14,455,000
                    47,000,000       Emmaus, Pennsylvania General Authority Revenue
                                       (Loan Program -- Series A) VRDN 2.73%
                                       due 03/01/2030 (a) ...................................    47,000,000
                     7,198,000       Erie County, Pennsylvania Hospital Authority
                                       Revenue (Floaters -- Series 820) VRDN 2.74%
                                       due 07/01/2022 (a)(b) ................................     7,198,000
                    20,000,000       Geisinger, Pennsylvania Health System Authority
                                       Revenue DDN 2.74% due 08/01/2028 (a) .................    20,000,000
                    18,000,000       Langhorne Manor Boro, Pennsylvania Higher Education
                                       & Health Authority Retirement Communities Revenue
                                       (Wesley Enhanced Living -- Series A) DDN 2.74%
                                       due 10/01/2032 (a) ...................................    18,000,000
                     4,000,000       Montgomery County, Pennsylvania IDA PCR VRDN
                                       2.75% due 10/01/2034 (a) .............................     4,000,000
                    33,225,000       Montgomery County, Pennsylvania IDA PCR (PECO --
                                       Series A) VRDN 2.70% due 10/01/2030 (a) ..............    33,225,000
                     9,610,000       New Garden, Pennsylvania General Authority Municipal
                                       Revenue (Municipal Pooled Financing Program --
                                       Series I) VRDN 2.75% due 11/01/2029 (a)(b) ...........     9,610,000
                    36,235,000       New Garden, Pennsylvania General Authority Municipal
                                       Revenue (Municipal Pooled Financing Program --
                                       Series II) VRDN 2.75% due 12/01/2033 (a)(b) ..........    36,235,000

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=====================================================================================================================
                                                                                                           Value
                   Face Amount                                  Issue                                    (Note 1a)
=====================================================================================================================
Pennsylvania                         Pennsylvania State VRDN:
(continued)        $13,880,000         (Putters -- Series 512) 2.74% due 09/01/2012 (a)(b) ..........   $13,880,000
                     2,005,000         (Putters -- Series 939) 2.74% due 07/01/2012 (a)(b) ..........     2,005,000
                    13,000,000       Pennsylvania State Economic Development Finance
                                       Authority (Merck & Co. Inc. West Point Project)
                                       VRDN 2.77% due 07/01/2031 (a) ................................    13,000,000
                     8,100,000       Pennsylvania State Economic Development Finance
                                       Authority (Wastewater Treatment Revenue
                                       (Sunoco Inc. R & M Project -- Series A) VRDN
                                       2.83% due 10/01/2034 (a) .....................................     8,100,000
                     5,845,000       Pennsylvania State Public School Building Authority
                                       Lease Revenue (Putters -- Series 798) VRDN 2.74%
                                       due 02/01/2013 (a)(b) ........................................     5,845,000
                     8,430,000       Pennsylvania State Turnpike Community Revenue
                                       (Series 2004-29) VRDN 2.73% due 12/01/2034 (a) ...............     8,430,000
                    20,610,000       Pennsylvania State Turnpike Community Revenue
                                       (Series B) VRDN 2.70% due 12/01/2012 (a) .....................    20,610,000
                    29,000,000       Philadelphia, Pennsylvania Airport Revenue (Series C)
                                       VRDN 2.75% due 06/15/2025 (a) ................................    29,000,000
                    46,925,000       Philadelphia, Pennsylvania Hospital & Higher
                                       Educational Facilities Authority Revenue
                                       (Childrens Hospital Project -- Series B) DDN 2.72%
                                       due 07/01/2025 (a) ...........................................    46,925,000
                    17,940,000       Philadelphia, Pennsylvania School District (Eagle
                                       720050039 CL-A) VRDN 2.74% due 08/01/2019 (a)(b)                  17,940,000
                     9,364,500       Philadelphia, Pennsylvania School District (Floaters --
                                       Series 496) VRDN 2.73% due 04/01/2027 (a)(b) .................     9,364,500
---------------------------------------------------------------------------------------------------------------------
Puerto Rico --                       Government Development Bank, Puerto Rico CP:
0.5%                28,080,000         3.05% due 11/01/2005 .........................................    28,080,000
                     8,311,000         3.10% due 11/01/2005 .........................................     8,311,000
                    15,762,000         2.95% due 11/01/2005 .........................................    15,762,000
                     3,699,000         3.05% due 11/08/2005 .........................................     3,699,000
                    16,121,000         3.05% due 11/10/2005 .........................................    16,121,000
                     2,915,000         3.05% due 11/14/2005 .........................................     2,915,000
                     5,000,000         3.05% due 11/22/2005 .........................................     5,000,000
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Rhode Island --    $20,000,000       Lincoln, Rhode Island BAN 4.25% due 08/01/2006 .............   $20,182,435
0.4%                 1,740,000       Rhode Island State EDR Airport Revenue (Putters --
                                       Series 971) VRDN 2.74% due 01/01/2013 (a) ................     1,740,000
                     3,400,000       Rhode Island State EDR (Immunex Rhode Island Corp.
                                       Sewer Project) VRDN 2.77% due 12/01/2023 (a) .............     3,400,000
                     5,600,000       Rhode Island State Health & Educational Building
                                       Corp. Revenue (La Salle Academy) VRDN 2.70%
                                       due 07/01/2033 (a) .......................................     5,600,000
                     5,000,000       Rhode Island State Health & Educational Building
                                       Corp. Revenue (Jewish Services Agency) VRDN
                                       2.70% due 12/01/2032 (a) .................................     5,000,000
                     4,975,000       Rhode Island State Health & Educational Building
                                       Corp. Revenue (Pennfield School) VRDN 2.70%
                                       due 09/01/2034 (a) .......................................     4,975,000
                     3,150,000       Rhode Island State Health & Educational Building
                                       Corp. Revenue (Thundermist) VRDN 2.70%
                                       due 02/01/2034 (a) .......................................     3,150,000
                     2,415,000       Rhode Island State Housing & Mortgage Finance
                                       M/F Corp. (Smith Building Development Corp.)
                                       VRDN 2.75% due 12/01/2028 (a) ............................     2,415,000
                     2,300,000       Rhode Island State Industrial Facilities Corporation
                                       IDR (Capital Development Corp. Project) VRDN
                                       3.95% due 11/01/2005 (a) .................................     2,300,000
                     4,270,000       Rhode Island State Industrial Facilities Corporation
                                       IDR (Hall Real Estate LLC Project) VRDN 2.77%
                                       due 02/01/2021 (a) .......................................     4,270,000
                     1,050,000       Rhode Island State Industrial Facilities Corporation
                                       IDR (Gardener Specialty -- Series A) VRDN 2.80%
                                       due 05/01/2021 (a) .......................................     1,050,000
                     7,855,000       Rhode Island State & Providence Plantations Certificate
                                       Partnership (Putters -- Series 978) VRDN 2.74%
                                       due 04/01/2013 (a)(b) ....................................     7,855,000
-----------------------------------------------------------------------------------------------------------------
South Carolina --   12,100,000       ABN-AMRO Muni Tops -- South Carolina
1.1%                                   (Series 02-32) VRDN 2.76% due 10/01/2010 (a)(b) ..........    12,100,000

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
===================================================================================================================
                                                                                                         Value
                   Face Amount                               Issue                                     (Note 1a)
===================================================================================================================
South Carolina     $ 8,300,000       Berkeley County, South Carolina IDR (Nucor Corp.
(continued)                            Project) VRDN 2.78% due 04/01/2030 (a) ......................   $ 8,300,000
                     5,605,000       Columbia, South Carolina Certificate Partnership
                                       (Putters -- Series 574) VRDN 2.74%
                                       due 02/01/2012 (a) ..........................................     5,605,000
                     4,100,000       Darlington County, South Carolina IDR (Nucor Corp.
                                       Project -- Series A) VRDN 2.78% due 08/01/2029 (a) ..........     4,100,000
                                     Florence County, South Carolina Solid Waste
                                       Disposal & Wastewater Treatment Facilities
                                       Revenue (Roche Carolina Inc. Project) DDN:
                    20,850,000         2.81% due 04/01/2026 (a) ....................................    20,850,000
                    11,700,000         2.81% due 04/01/2028 (a) ....................................    11,700,000
                     5,240,000       Greenville Hospital System, South Carolina Hospital
                                       Facilities Revenue (ROCS RR II R 2025) VRDN
                                       2.74% due 05/01/2019 (a)(b) .................................     5,240,000
                    10,200,000       Medical University, South Carolina Hospital
                                       Facilities Revenue (Series A-5) VRDN 2.75%
                                       due 08/15/2027 (a) ..........................................    10,200,000
                     5,000,000       Rock Hill, South Carolina Utilities System Revenue
                                       (Series B) VRDN 2.70% due 01/01/2033 (a) ....................     5,000,000
                     4,835,000       South Carolina EDA IDR (Core Materials Corp. Project)
                                       VRDN 2.84% due 04/01/2013 (a) ...............................     4,835,000
                     2,800,000       South Carolina EDA IDR (Electric City Printing Co.
                                       Project) VRDN 2.85% due 07/01/2012 (a) ......................     2,800,000
                    20,340,000       South Carolina EDA Health Facilities Revenue
                                       (Episcopal Church Home) VRDN 2.80%
                                       due 04/01/2027 (a) ..........................................    20,340,000
                     6,250,000       South Carolina EDA EDR (Holcim US Inc. Project)
                                       VRDN 2.85% due 12/01/2033 (a) ...............................     6,250,000
                       630,000       South Carolina EDA EDR (Parkway Products Inc.
                                       Project) VRDN 2.79% due 11/01/2007 (a) ......................       630,000
                     3,825,000       South Carolina EDA EDR (Performance Friction Corp.
                                       Project) VRDN 2.75% due 06/01/2012 (a) ......................     3,825,000
                     9,500,000       South Carolina EDA EDR (Southeastern Fly Ash Project)
                                       VRDN 2.75% due 01/01/2014 (a) ...............................     9,500,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                   Value
                   Face Amount                               Issue                               (Note 1a)
=================================================================================================================
South Carolina     $12,895,000       South Carolina Jobs EDA Authority Hospital Facilities
(continued)                            Revenue (Sisters of Charity Hospitals) VRDN 2.73%
                                       due 11/01/2032 (a) ..................................   $12,895,000
                     2,960,000       South Carolina Jobs EDA Authority Student Housing
                                       Revenue (Putters -- Series 650) VRDN 2.74%
                                       due 08/01/2012 (a) ..................................     2,960,000
                     7,250,000       South Carolina State Housing Finance & Development
                                       Authority M/F Revenue (Bayside Apartments Project)
                                       VRDN 2.75% due 07/15/2039 (a) .......................     7,250,000
                     4,555,000       South Carolina State Public Service Authority
                                       Revenue (ROCS RR II R 6007) VRDN 2.74%
                                       due 01/01/2022 (a)(b) ...............................     4,555,000
                    11,100,000       South Carolina Transportation Infrastructure Bank
                                       Revenue Municipal Securities Trust (SGA 116)
                                       DDN 2.70% due 10/01/2027 (a)(b) .....................    11,100,000
                     5,235,000       South Carolina Transportation Infrastructure Bank
                                       Revenue (Putters -- Series 316) VRDN 2.74%
                                       due 10/01/2021 (a)(b) ...............................     5,235,000
-----------------------------------------------------------------------------------------------------------------
South Dakota --     31,500,000       South Dakota State Health & Educational Facilities
0.3%                                   Authority Revenue (Rapid City Regional Hospital
                                       MBIA) DDN 2.73% due 09/01/2027 (a) ..................    31,500,000
                     6,000,000       South Dakota State Health & Educational Facilities
                                       Authority Revenue University (Sioux Falls) DDN
                                       2.78% due 10/01/2034 (a) ............................     6,000,000
-----------------------------------------------------------------------------------------------------------------
Tennessee --                         Blount County, Tennessee Public Building Authority
7.3%                                   (Local Government Public Improvement) DDN:
                    20,000,000         (Series A-1-A) 2.74% due 06/01/2031 (a) .............    20,000,000
                    16,070,000         (Series A-1-B) 2.74% due 06/01/2022 (a) .............    16,070,000
                    11,490,000         (Series A-1-C) 2.74% due 06/01/2017 (a) .............    11,490,000
                     2,965,000         (Series A-1-D) 2.74% due 06/01/2025 (a) .............     2,965,000
                    11,175,000         (Series A-2-A) 2.74% due 06/01/2030 (a) .............    11,175,000
                    10,000,000         (Series A-2-B) 2.74% due 06/01/2025 (a) .............    10,000,000
                     5,000,000         (Series A-2-C) 2.74% due 06/01/2021 (a) .............     5,000,000
                    10,000,000         (Series A-2-D) 2.74% due 06/01/2026 (a) .............    10,000,000
                    33,100,000         (Series A-3-A) 2.74% due 06/01/2026 (a) .............    33,100,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                     Value
                   Face Amount                            Issue                                    (Note 1a)
=================================================================================================================
Tennessee          $22,400,000         (Series A-4-A) 2.73% due 06/01/2032 (a) ...............   $22,400,000
(continued)         10,000,000         (Series A-5-A) 2.74% due 06/01/2030 (a) ...............    10,000,000
                     5,700,000         (Series A-5-B) 2.74% due 06/01/2028 (a) ...............     5,700,000
                    14,000,000         (Series D-1-B) 2.74% due 06/01/2027 (a) ...............    14,000,000
                    10,000,000         (Series D-1-C) 2.74% due 06/01/2032 (a) ...............    10,000,000
                    10,000,000         (Series D-2-A) 2.74% due 06/01/2026 (a) ...............    10,000,000
                    26,000,000         (Series D-3-A) 2.73% due 06/01/2034 (a) ...............    26,000,000
                                     Clarksville, Tennessee Public Building Authority
                                       Revenue DDN:
                     7,600,000         2.72% due 01/01/2033 (a) ..............................     7,600,000
                    27,600,000         2.72% due 07/01/2034 (a) ..............................    27,600,000
                    11,715,000       Jackson, Tennessee Energy Authority Wastewater System
                                       Revenue VRDN 2.70% due 12/01/2022 (a) .................    11,715,000
                     2,000,000       Jackson, Tennessee Health, Educational & Housing
                                       Facilities Board M/F Revenue (Villages Old Hickory
                                       Project) FXRDN 3.16% due 12/01/2005 ...................     2,000,000
                    19,775,000       Johnson County, Tennessee Municipal Securities Trust
                                       (SGA-45) VRDN 2.73% due 05/01/2021 (a)(b) .............    19,775,000
                     2,900,000       Knox County, Tennessee Health, Educational & Housing
                                       Facilities Board Revenue (Holston Long Term Care
                                       Project) VRDN 2.85% due 08/01/2015 (a) ................     2,900,000
                     6,870,000       Knox County, Tennessee Health, Educational & Housing
                                       Facilities Board Revenue (Cookeville Regional Project
                                       -- Series A-2) VRDN 2.79% due 10/01/2026 (a) ..........     6,870,000
                     5,170,000       Knox County, Tennessee Health, Educational & Housing
                                       Facilities Board Revenue (Baptist Hospital System
                                       Project) VRDN 2.79% due 04/01/2027 (a) ................     5,170,000
                     8,000,000       Lewisburg, Tennessee IDB (Solid Waste Disposal
                                       Revenue Waste Management Incorporated Project)
                                       VRDN 2.79% due 07/01/2033 (a) .........................     8,000,000
                     5,638,500       Memphis, Tennessee (Floaters -- Series 1018) VRDN
                                       2.73% due 10/01/2019 (a)(b) ...........................     5,638,500
                    14,000,000       Memphis, Tennessee Electric System Revenue (Putters --
                                       Series 377) VRDN 2.74% due 12/01/2011 (a)(b) ..........    14,000,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                      Value
                   Face Amount                             Issue                                    (Note 1a)
=================================================================================================================
Tennessee                            Memphis, Tennessee Health, Educational & Housing
(continued)                            Facilities Board Revenue (Not-For-Profit M/F Project)
                                       VRDN:
                   $ 2,040,000         2.85% due 07/01/2032 (a) ................................   $ 2,040,000
                    10,000,000         2.85% due 08/01/2032 (a) ................................    10,000,000
                     8,730,000       Montgomery County, Tennessee Public Building
                                       Authority Revenue (Tennessee County Loan Pool)
                                       VRDN 2.70% due 09/01/2029 (a) ...........................     8,730,000
                                     Montgomery County, Tennessee Public Building
                                       Authority Revenue (Tennessee County Loan Pool)
                                       DDN:
                    97,495,000         2.72% due 04/01/2032 (a) ................................    97,495,000
                    94,700,000         2.72% due 07/01/2034 (a) ................................    94,700,000
                     6,100,000       Metropolitan Government Nashville & Davidson
                                       County, Tennessee (ROCS RR II R 371) VRDN
                                       2.74% due 01/01/2018 (a)(b) .............................     6,100,000
                     4,500,000       Metropolitan Government Nashville & Davidson
                                       County, Tennessee Airport Authority Revenue
                                       (Embraer Aircraft Service Project) VRDN 2.83%
                                       due 05/01/2030 (a) ......................................     4,500,000
                     1,985,000       Metropolitan Government Nashville & Davidson
                                       County, Tennessee District Energy System
                                       Revenue (ROCS RR II R 2072) VRDN 2.74%
                                       due 10/01/2022 (a)(b) ...................................     1,985,000
                     9,310,000       Metropolitan Government Nashville & Davidson
                                       County, Tennessee IDB Educational Facilities Revenue
                                       (David Lipscomb University Project) VRDN 2.70%
                                       due 02/01/2023 (a) ......................................     9,310,000
                    14,000,000       Metropolitan Government Nashville & Davidson
                                       County, Tennessee IDB Revenue (Franklin Road
                                       Academy Project) VRDN 2.70% due 10/01/2030 (a) ..........    14,000,000
                       235,000       Metropolitan Government Nashville & Davidson
                                       County, Tennessee IDB Revenue (Gibson Guitar
                                       Project) VRDN 2.75% due 03/01/2011 (a) ..................       235,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Tennessee          $ 3,985,000       Metropolitan Government Nashville & Davidson
(continued)                            County, Tennessee H & E Facilities Board Revenue
                                       (Floaters Certificates -- Series 533) VRDN 2.75%
                                       due 11/15/2016 (a)(b) ....................................   $ 3,985,000
                     4,085,000       Metropolitan Government Nashville & Davidson
                                       County, Tennessee Sports Authority Revenue (Putters
                                       -- Series 543) VRDN 2.74% due 07/01/2012 (a)(b) ..........     4,085,000
                                     Sevier County, Tennessee Public Building Authority
                                       (Local Government Public Improvement) DDN:
                    36,200,000         (Series IV-1) 2.74% due 06/01/2023 (a) ...................    36,200,000
                     6,000,000         (Series IV-2) 2.74% due 06/01/2020 (a) ...................     6,000,000
                     8,000,000         (Series IV-3) 2.74% due 06/01/2025 (a) ...................     8,000,000
                     8,745,000         (Series IV-A-2) 2.74% due 06/01/2025 (a) .................     8,745,000
                     9,000,000         (Series IV-A-3) 2.74% due 06/01/2020 (a) .................     9,000,000
                    20,680,000         (Series IV-B-1) 2.74% due 06/01/2020 (a) .................    20,680,000
                    10,000,000         (Series IV-B-2) 2.74% due 06/01/2019 (a) .................    10,000,000
                     7,000,000         (Series IV-B-3) 2.74% due 06/01/2013 (a) .................     7,000,000
                     7,400,000         (Series IV-B-4) 2.74% due 06/01/2025 (a) .................     7,400,000
                    10,000,000         (Series IV-B-5) 2.74% due 06/01/2022 (a) .................    10,000,000
                     6,645,000         (Series IV-B-6) 2.74% due 06/01/2020 (a) .................     6,645,000
                     4,800,000         (Series IV-B-10) 2.74% due 06/01/2023 (a) ................     4,800,000
                    11,800,000         (Series IV-D-2) 2.74% due 06/01/2025 (a) .................    11,800,000
                     5,540,000         (Series IV-E-2) 2.74% due 06/01/2021 (a) .................     5,540,000
                     5,000,000         (Series IV-F-3) 2.74% due 06/01/2021 (a) .................     5,000,000
                    10,000,000         (Series IV-G-1) 2.74% due 06/01/2026 (a) .................    10,000,000
                     9,100,000         (Series IV-G-2) 2.74% due 06/01/2022 (a) .................     9,100,000
                     7,500,000         (Series IV-G-3) 2.74% due 06/01/2022 (a) .................     7,500,000
                     9,200,000         (Series IV-H-1) 2.74% due 06/01/2025 (a) .................     9,200,000
                     5,050,000         (Series IV-H-2) 2.74% due 06/01/2027 (a) .................     5,050,000
                    10,000,000         (Series IV-I-1) 2.74% due 06/01/2032 (a) .................    10,000,000
                     4,930,000         (Series IV-I-3) 2.74% due 06/01/2015 (a) .................     4,930,000
                    18,000,000         (Series IV-J-1) 2.74% due 06/01/2028 (a) .................    18,000,000
                    18,750,000         (Series VI-D-1) 2.74% due 06/01/2030 (a) .................    18,750,000
                    10,000,000         (Series VI-D-2) 2.74% due 06/01/2024 (a) .................    10,000,000
                    10,000,000         (Series VI-F-1) 2.74% due 06/01/2035 (a) .................    10,000,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                       Value
                   Face Amount                               Issue                                   (Note 1a)
=================================================================================================================
Tennessee                            Shelby County, Tennessee CP:
(continued)        $31,500,000         2.80% due 11/07/2005 ....................................   $31,500,000
                    46,500,000         2.80% due 12/06/2005 ....................................    46,500,000
                    22,000,000         2.82% due 12/09/2005 ....................................    22,000,000
                     4,550,000       Shelby County, Tennessee (Eagle 720050073 CL-A)
                                       VRDN 2.74% due 04/01/2014 (a)(b) ........................     4,550,000
                     4,640,000       Shelby County, Tennessee (ROCS RR II R 3023)
                                       VRDN 2.74% due 04/01/2020 (a)(b) ........................     4,640,000
                    21,800,000       Shelby County, Tennessee Health, Educational &
                                       Housing Facilities Board Revenue M/F Housing
                                       VRDN 2.75% due 07/01/2024 (a) ...........................    21,800,000
                     9,000,000       Sumner County, Tennessee VRDN 2.69%
                                       due 06/01/2008 (a) ......................................     9,000,000
                    23,200,000       Tennessee Housing & Development Agency S/F
                                       Mortgage Revenue (Series CN-1) FXRDN 3.66%
                                       due 08/10/2006 ..........................................    23,200,000
                    36,025,000       Tennessee Housing & Development Agency S/F
                                       Mortgage Revenue (Series R-9) FXRDN 3.50%
                                       due 12/08/2005 ..........................................    36,025,000
                    18,845,000       Tennessee Housing & Development Agency S/F
                                       Mortgage Revenue (Series 2004) FXRDN 3.66%
                                       due 08/10/2006 ..........................................    18,845,000
                                     Tennessee State GO (Series A) CP:
                    20,000,000         2.68% due 11/22/2005 ....................................    20,000,000
                    15,000,000         2.71% due 12/01/2005 ....................................    15,000,000
                     7,500,000       Williamson County, Tennessee IDB Revenue (Brentwood
                                       Academy Project) VRDN 2.70% due 09/01/2025 (a) ..........     7,500,000
-----------------------------------------------------------------------------------------------------------------
Texas --            24,884,000       ABN-AMRO Muni Tops -- Texas A&M University
11.8%                                  Revenue (Series 1999-5) VRDN 2.73%
                                       due 12/06/2006 (a)(b) ...................................    24,884,000
                    15,750,000       ABN-AMRO Muni Tops -- Houston, Texas
                                       Airport System (Series 1998-15) VRDN 2.81%
                                       due 07/05/2006 (a)(b) ...................................    15,750,000
                    20,000,000       ABN-AMRO Muni Tops -- Dallas, Texas Waterworks
                                       & Sewer Systems Revenue (Series 1998-19) VRDN
                                       2.76% due 07/04/2007 (a)(b) .............................    20,000,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                    Value
                   Face Amount                             Issue                                  (Note 1a)
=================================================================================================================
Texas              $ 9,000,000       ABN-AMRO Muni Tops -- San Antonio, Texas Electric
(continued)                            & Gas Revenue (Series 1998-22) VRDN 2.76%
                                       due 01/02/2007 (a)(b) .................................   $ 9,000,000
                     9,510,000       ABN-AMRO Muni Tops -- Keller, Texas Independent
                                       School District (Series 2001-26) VRDN 2.76%
                                       due 07/01/2009 (a)(b) .................................     9,510,000
                     4,030,000       Austin, Texas (Putters -- Series 720) VRDN 2.74%
                                       due 03/01/2013 (a)(b) .................................     4,030,000
                                     Austin, Texas Utility System Revenue
                                       (Travis & Williamson Co.) CP:
                    16,830,000         2.77% due 11/15/2005 ..................................    16,830,000
                    57,780,000         2.72% due 11/17/2005 ..................................    57,780,000
                    30,000,000         2.73% due 11/17/2005 ..................................    30,000,000
                    12,712,000         2.75% due 11/17/2005 ..................................    12,712,000
                     3,080,000       Austin, Texas Water & Wastewater System
                                       Revenue (Floaters -- Series 1114) VRDN 2.73%
                                       due 11/15/2029 (a)(b) .................................     3,080,000
                    74,235,000       Bell County, Texas Health Facilities Development
                                       Corp. Revenue (Scott & White Member Hospital --
                                       Series 2001-2) DDN 2.74% due 08/15/2031 (a) ...........    74,235,000
                     4,850,000       Bexar County, Texas (Putters -- Series 537) VRDN
                                       2.74% due 06/15/2011 (a)(b) ...........................     4,850,000
                                     Brazos River Authority Texas PCR VRDN:
                    17,000,000         (Series A) 2.80% due 10/01/2030 (a)(b) ................    17,000,000
                    34,600,000         (Series D-1) 2.74% due 05/01/2033 (a)(b) ..............    34,600,000
                    19,770,000         (Series D-2) 2.74% due 05/01/2033 (a)(b) ..............    19,770,000
                    20,000,000       Brazos River, Texas Harbor Navigator District (BASF
                                       Corp. Project) VRDN 2.90% due 04/01/2037 (a) ..........    20,000,000
                                     Brazos River, Texas Harbor Navigator District (Brazoria
                                       County, Environmental Facilities Revenue Dow
                                       Chemical -- Series A-2) DDN:                                6,600,000
                     6,600,000         2.85% due 05/15/2033 (a) ..............................     5,300,000
                     5,300,000         2.92% due 05/15/2033 (a) ..............................
                     6,785,000       Brownsville, Texas Independent School District (Putters
                                       -- Series 1059) VRDN 2.74% due 08/15/2013 (a)(b) ......     6,785,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Texas              $ 8,415,000       Brownsville, Texas Utilities System Revenue (ROCS
(continued)                            RR II R 4074) VRDN 2.74% due 09/01/2024 (a)(b) ..........   $ 8,415,000
                     5,655,000       Cameron County, Texas (Putters -- Series 1028)
                                       VRDN 2.74% due 02/15/2013 (a)(b) ........................     5,655,000
                    19,302,556       Central Texas Housing Finance Corp. S/F Mortgage
                                       Revenue (Series A) FXRDN 3.84% due 07/03/2006 ...........    19,302,556
                     2,580,000       Comal, Texas School District (Putters -- Series 756)
                                       VRDN 2.74% due 02/01/2011 (a)(b) ........................     2,580,000
                     2,015,000       Corpus Christi, Texas IDC EDR (Air Invention Co.
                                       Project) FXRDN 2.40% due 08/01/2006 .....................     2,015,000
                     3,785,000       Corpus Christi, Texas Utilities System Revenue (ROCS
                                       RR II R 2149) VRDN 2.74% due 07/15/2024 (a)(b) ..........     3,785,000
                     8,400,000       Dallas Fort Worth, Texas International Airport Revenue
                                       VRDN 2.78% due 11/01/2032 (a) ...........................     8,400,000
                     2,745,000       Dallas Fort Worth, Texas International Airport
                                       Revenue (Floaters -- Series 824) VRDN 2.78%
                                       due 11/01/2015 (a)(b) ...................................     2,745,000
                     4,775,000       Dallas Fort Worth, Texas International Airport
                                       Revenue (Merlots -- Series A-13) VRDN 2.77%
                                       due 11/01/2011 (a)(b) ...................................     4,775,000
                     4,485,000       Dallas, Texas School District (ROCS RR II R 6038)
                                       VRDN 2.74% due 08/15/2024 (a)(b) ........................     4,485,000
                     3,245,000       Dallas, Texas School District (Floaters -- Series 1073)
                                       VRDN 2.73% due 02/15/2021 (a)(b) ........................     3,245,000
                    26,000,000       Dallas, Texas Area Rapid Transit Authority CP 2.80%
                                       due 12/08/2005 ..........................................    26,000,000
                     5,130,000       Denton County, Texas (Putters -- Series 675) VRDN
                                       2.74% due 07/15/2010 (a)(b) .............................     5,130,000
                     4,067,500       Denton, Texas School District (Floaters -- Series 951)
                                       VRDN 2.73% due 08/15/2033 (a)(b) ........................     4,067,500
                     3,000,000       Denton, Texas School District (Series 2005-A) VRDN
                                       2.81% due 08/01/2035 (a) ................................     3,000,000
                    13,350,000       Dickinson, Texas Independent School District Municipal
                                       Securities Trust Receipts (SGA-94) DDN 2.73%
                                       due 02/15/2028 (a)(b) ...................................    13,350,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                      Value
                   Face Amount                               Issue                                  (Note 1a)
=================================================================================================================
Texas              $ 6,000,000       Eagle Mountain & Saginaw, Texas School District
(continued)                            VRDN 2.75% due 08/01/2030 (a) ............................   $ 6,000,000
                    12,000,000       Eagle Tax-Exempt Trust -- Texas State Turnpike
                                       Authority (Series 02-6004) VRDN 2.74%
                                       due 08/15/2042 (a)(b) ....................................    12,000,000
                     3,615,000       El Paso, Texas (Putters -- Series 1042) VRDN 2.74%
                                       due 08/15/2013 (a)(b) ....................................     3,615,000
                                     Galena Park, Texas Independent School District VRDN:
                     6,785,000         (ROCS RR II R 2198) 2.74% due 08/15/2021 (a)(b) ..........     6,785,000
                     6,790,000         (ROCS RR II R 7523) 2.74% due 08/15/2021 (a)(b) ..........     6,790,000
                     2,800,000       Gulf Coast Waste Disposal Authority Texas Environment
                                       Facilities Revenue (Air Products Project) VRDN
                                       2.80% due 12/01/2039 (a) .................................     2,800,000
                    10,000,000       Gulf Coast Waste Disposal Authority Texas Solid Waste
                                        Disposal Revenue (Air Products Project) VRDN
                                        2.80% due 06/01/2034 (a) .................................   10,000,000
                    12,500,000       Gulf Coast Waste Disposal Authority Texas Solid Waste
                                       Disposal Revenue (Air Products Project) VRDN
                                       2.80% due 03/01/2035 (a) .................................    12,500,000
                     9,400,000       Gulf Coast Waste Disposal Authority Texas Solid Waste
                                       Disposal Revenue (Waste Management -- Series A)
                                       VRDN 2.75% due 04/01/2019 (a) ............................     9,400,000
                    13,490,000       Harris County, Houston Texas (Sports Authority
                                       Revenue -- Series Z-3) VRDN 2.78% due
                                       11/15/2025 (a) ...........................................    13,490,000
                     4,000,000       Harris County, Texas (Eagle -- Series 2002-6012) GO
                                       VRDN 2.74% due 08/15/2030 (a)(b) .........................     4,000,000
                    25,000,000       Harris County, Texas Health Facilities Development
                                       Corp. Hospital Revenue (The Methodist System --
                                       Series B) DDN 2.72% due 12/01/2032 (a) ...................    25,000,000
                    64,690,000       Harris County, Texas Health Facilities Development
                                       Corp. Hospital Revenue (Texas Childrens Hospital --
                                       Series B-1) VRDN 2.73% due 10/01/2029 (a) ................    64,690,000
                    12,400,000       Harris County, Texas Health Facilities Development
                                       Corp. Revenue (YMCA -- Greater Houston Area)
                                       DDN 2.74% due 07/01/2037 (a) .............................    12,400,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                       Value
                   Face Amount                               Issue                                   (Note 1a)
=================================================================================================================
Texas              $ 5,645,000       Harris County, Texas (Putters -- Series 1099) VRDN
(continued)                            2.74% due 08/15/2009 (a)(b) ...............................   $ 5,645,000
                     3,900,000       Harris County, Texas IDC Solid Waste Disposal Revenue
                                       (Deer Park Limited Partnership - Series A) DDN
                                       2.78% due 02/01/2023 (a) ..................................     3,900,000
                    16,900,000       Harris County, Texas IDC Solid Waste Disposal Revenue
                                       (Deer Park Project) DDN 2.78% due 03/01/2023 (a) ..........    16,900,000
                    41,000,000       Houston, Texas Independent School District FXRDN
                                       2.77% due 06/14/2006 ......................................    41,000,000
                     5,360,000       Houston, Texas Independent School District (Putters --
                                       Series 1060) VRDN 2.74% due 08/15/2014 (a)(b) .............     5,360,000
                     5,300,000       Houston, Texas Independent School District (ROCS
                                       RR II R 408) VRDN 2.74% due 02/15/2029 (a)(b) .............     5,300,000
                     6,590,000       Houston, Texas Utilities System Revenue (Series A)
                                       VRDN 2.73% due 05/25/2012 (a) .............................     6,590,000
                     6,495,000       Houston, Texas Utilities System Revenue (Putters --
                                       Series 669) VRDN 2.74% due 05/15/2012 (a)(b) ..............     6,495,000
                    25,000,000       Houston, Texas Water & Sewer System Revenue
                                       (Series A) CP 2.80% due 12/08/2005 ........................    25,000,000
                    18,480,000       Houston, Texas Water & Sewer System Revenue
                                       (Merlots -- Series A-128) VRDN 2.72%
                                       due 12/01/2029 (a) ........................................    18,480,000
                     9,985,000       Houston, Texas Water & Sewer System Revenue
                                       (Merlots -- Series C-20) VRDN 2.72% due
                                       12/01/2032 (a) ............................................     9,985,000
                    11,900,000       Humble, Texas Independent School District (ROCS
                                       RR II R 7007) VRDN 2.74% due 02/15/2025 (a)(b) ............    11,900,000
                     4,195,000       Hutto, Texas Independent School District (ROCS
                                       RR II R 436) VRDN 2.74% due 08/01/2037 (a)(b) .............     4,195,000
                    10,435,000       Irving, Texas School District (Putters -- Series 782)
                                       VRDN 2.74% due 02/15/2013 (a)(b) ..........................    10,435,000
                     6,200,000       Jewett Economic Development Corp. Texas IDR (Nucor
                                       Corp. Project) VRDN 2.78% due 08/01/2038 (a) ..............     6,200,000
                    33,700,000       Keller, Texas Independent School District Municipal
                                       Securities Trust Receipts (SGA-111) DDN 2.73%
                                       due 08/15/2030 (a)(b) .....................................    33,700,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Texas              $ 7,180,000       Killeen, Texas Waterworks & Sewer Revenue (Putters --
(continued)                            Series 542) VRDN 2.74% due 08/15/2011 (a)(b) ............   $ 7,180,000
                     1,200,000       Longview Texas Industrial Corp. Revenue
                                       (Collins Industries Inc. Project) VRDN 2.77%
                                       due 04/01/2009 (a) ......................................     1,200,000
                     1,995,000       Mansfield, Texas School District (Putters -- Series 704)
                                       VRDN 2.74% due 02/15/2013 (a)(b) ........................     1,995,000
                    12,280,000       Mesquite, Texas School District VRDN 2.70%
                                       due 08/15/2025 (a) ......................................    12,280,000
                     2,800,000       Mesquite, Texas IDC Revenue (Morrison Products)
                                       VRDN 2.77% due 01/10/2010 (a) ...........................     2,800,000
                       656,500       Montgomery County, Texas IDC Revenue
                                       (Sawyer Research Products Inc.) VRDN 2.86%
                                       due 02/04/2015 (a) ......................................       656,500
                    13,460,000       Municipal Securities Trust Certificates -- Austin, Texas
                                       (Class A -- Series 105) DDN 2.73% due 06/08/2020 (a)(b).     13,460,000
                    11,500,000       Municipal Securities Trust Certificates -- Houston, Texas
                                       (Series 233) VRDN 2.85% due 01/09/2014 (a)(b) ...........    11,500,000
                                       Municipal Securities Trust Certificates -- Houston, Texas
                                       Water (Class A -- Series 2001-111) DNN:
                    12,780,000         2.73% due 05/07/2019 (a)(b) .............................    12,780,000
                     6,000,000         2.73% due 05/17/2019 (a)(b) .............................     6,000,000
                    35,735,000       Municipal Securities Trust Certificates -- Houston, Texas
                                       Water (Class A -- Series 2001-123) DDN 2.73%
                                       due 02/24/2009 (a)(b) ...................................    35,735,000
                     9,725,000       Municipal Securities Trust Certificates -- Perlin, Texas
                                       (Independent School House Board -- Class A --
                                       Series 2001-141) DDN 2.73% due 03/08/2017 (a)(b) ........     9,725,000
                     8,015,000       Municipal Securities Trust Certificates -- San Antonio
                                       Water (Class A -- Series 2001-131) DDN 2.73%
                                       due 05/09/2017 (a)(b) ...................................     8,015,000
                     7,600,000       Municipal Securities Trust Certificates -- Texas State
                                       Turnpike Authority Systems Revenue (Series 2005-240)
                                       VRDN 2.85% due 11/06/2024 (a)(b) ........................     7,600,000
                     1,770,898       Nortex, Texas Housing Finance Corp. S/F Mortgage
                                       Revenue (Series A) FXRDN 2.85% due 02/01/2006 ...........     1,770,898

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
===================================================================================================================
                                                                                                         Value
                   Face Amount                               Issue                                     (Note 1a)
===================================================================================================================
Texas              $ 3,700,000       North Center, Texas Health Facilities Development Corp.
(continued)                            Revenue (Methodist Hospital Dallas -- Series B) DDN
                                       2.73% due 10/01/2015 (a) .....................................   $ 3,700,000
                                     North East, Texas Independent School District VRDN:
                     6,845,000         (Putters -- Series 390) 2.74% due 02/01/2012 (a)(b) ..........     6,845,000
                     6,130,000         (Putters -- Series 393) 2.74% due 02/01/2012 (a)(b) ..........     6,130,000
                     2,427,500       North Texas Highway Authority Revenue (Dallas North
                                       Highway Systems Floaters -- Series 1040) VRDN
                                       2.73% due 01/01/2035 (a)(b) ..................................     2,427,500
                    11,800,000       North Texas Highway Authority Revenue (Dallas North
                                       Highway Systems Eagles 7200500025 CL-A) VRDN
                                       2.74% due 01/01/2035 (a)(b) ..................................    11,800,000
                    52,200,000       Nueces River, Texas IDA PCR (San Miguel Electric
                                       Co-op) CP 2.70% due 12/02/2005 ...............................    52,200,000
                     5,585,000       Pasadena, Texas (Putters -- Series 1037) VRDN 2.74%
                                       due 02/15/2013 (a)(b) ........................................     5,585,000
                     2,995,000       Pflugerville, Texas (Putters -- Series 594) VRDN 2.74%
                                       due 08/01/2023 (a)(b) ........................................     2,995,000
                     3,381,000       Pflugerville, Texas Independent School District (Floaters
                                       -- Series 1058) VRDN 2.73% due 08/15/2018 (a)(b) .............     3,381,000
                     6,925,000       Plano, Texas Independent School District (ROCS RR II
                                       R 2106) VRDN 2.74% due 02/15/2018 (a)(b) .....................     6,925,000
                    22,035,000       Port Arthur, Texas Naval District Environmental
                                       Facilities Revenue (Motiva Enterprises Project) VRDN
                                       2.85% due 12/01/2027 (a) .....................................    22,035,000
                    20,000,000       Port Arthur, Texas Naval District IDC Exempt Facilities
                                       Revenue (Air Products & Chemicals Project) VRDN
                                       2.80% due 04/01/2035 (a) .....................................    20,000,000
                    15,000,000       Port Arthur, Texas Naval District Revenue (Series B)
                                       VRDN 2.78% due 05/01/2038 (a) ................................    15,000,000
                    10,000,000       Port Arthur, Texas Naval District Revenue (Atofina
                                       Project -- Series B) VRDN 2.78% due 05/01/2038 (a) ...........    10,000,000
                    25,000,000       Port Corpus Christi, Texas Solid Waste Disposal
                                       Revenue (Flint Hills -- Series A) VRDN 3.10%
                                       due 07/01/2029 (a) ...........................................    25,000,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
===========================================================================================================
                                                                                                   Value
                   Face Amount                               Issue                               (Note 1a)
===========================================================================================================
Texas              $ 4,570,000   Richardson, Texas (Putters -- Series 872) VRDN 2.74%
(continued)                        due 02/15/2013 (a)(b) .....................................  $ 4,570,000
                    11,390,000   Round Rock, Texas Independent School District (Eagle
                                   720050064 CL-A) VRDN 2.74% due 08/01/2015 (a)(b) ..........   11,390,000
                    12,000,000   San Antonio, Texas Educational Facilities Corp. Revenue
                                   (Higher Education -- Trinity University) DDN 2.74%
                                   due 06/01/2033 (a) ........................................   12,000,000
                    20,000,000   San Antonio, Texas Electric & Gas Revenue System
                                   VRDN 2.20% due 12/01/2027 (a) .............................   20,000,000
                     8,150,000   San Antonio, Texas Water Revenue (Series A) CP 2.80%
                                   due 12/08/2005 ............................................    8,150,000
                    17,000,000   San Antonio, Texas Water Revenue CP 2.70%
                                   due 11/14/2005 ............................................   17,000,000
                     4,990,000   San Marcos, Texas School District (Merlots --
                                   Series C-23) VRDN 2.72% due 08/01/2029 (a)(b) .............    4,990,000
                     6,396,162   Southeast, Texas Housing Finance Corp. S/F Mortgage
                                   Revenue FXRDN 3.85% due 04/03/2006 ........................    6,396,162
                     6,985,000   Spring, Texas School District (Putters -- Series 695)
                                   VRDN 2.74% due 08/15/2012 (a)(b) ..........................    6,985,000
                    15,910,000   Tarrant County, Texas Health Facilities Development
                                   Corp. Revenue (Cumberland Rest Project) DDN
                                   2.77% due 08/15/2032 (a) ..................................   15,910,000
                    22,000,000   Texas State College Student Loan FXRDN 2.85%
                                   due 07/01/2006 ............................................   22,000,000
                     9,520,000   Texas State College Student Loan Program VRDN
                                   2.90% due 02/01/2011 (a) ..................................    9,520,000
                     2,880,000   Texas State Department Housing & Community Affairs
                                   S/F VRDN 2.77% due 09/01/2028 (a)..........................    2,880,000
                     5,800,000   (SGA 58-A) 2.74% due 04/01/2035 (a)(b) ......................    5,800,000
                    11,435,000   (SGA 92) 2.73% due 08/01/2029 (a)(b) ........................   11,435,000
                     5,080,000   Texas State (Eagle 72005055 CL-A) VRDN 2.74%
                                   due 04/01/2030 (a)(b) .....................................    5,080,000
                     3,320,000   Texas State (Putters -- Series 1016) VRDN 2.74%
                                   due 04/01/2013 (a)(b) .....................................    3,320,000
                     3,565,000   Texas State (ROCS RR II R 4020) VRDN 2.74%
                                   due 10/01/2022 (a)(b) .....................................    3,565,000


See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                  Value
                   Face Amount                               Issue                              (Note 1a)
=================================================================================================================
Texas              $ 25,000,000   Texas State Public Finance Authority Revenue
(continued)                         (Series C-1) CP 2.65% due 11/09/2005 ...................  $ 25,000,000
                    290,000,000   Texas State TRAN 4.50% due 08/31/2006 ..................     293,489,845
                      2,295,000   Texas State Turnpike Authority System Revenue (ROCS
                                    RR II R 284) VRDN 2.74% due 08/15/2039 (a)(b) ..........     2,295,000
                      6,000,000   Texas State Veterans Housing (Fund II -- Series A-2)
                                    VRDN 2.75% due 06/01/2033 (a) ..........................     6,000,000
                     18,647,972   Travis County, Texas Housing Finance Corp. S/F
                                    Mortgage Revenue (Series 2001-1-I-1) FXRDN 2.96%
                                    due 10/02/2006 .........................................    18,647,972
                      6,830,000   Trinity River Authority Texas Solid Waste Disposal
                                    Revenue (Community Waste Disposal Project) VRDN
                                    2.75% due 05/01/2021 (a) ...............................     6,830,000
                      4,000,000   University of North Texas, University Revenue VRDN
                                    2.75% due 04/15/2034 (a) ...............................     4,000,000
                      6,690,000   University of Texas, University Revenue VRDN 2.74%
                                    due 07/01/2033 (a) .....................................     6,690,000
                     21,995,000   University of Texas, University Revenue (Series 97)
                                    VRDN 2.73% due 08/15/2019 (a) ..........................    21,995,000
                      2,895,000   Upper Trinity Regional Water District Texas Water
                                    Revenue (Putters -- Series 579) VRDN 2.74%
                                    due 08/01/2012 (a)(b) ..................................     2,895,000
                      5,645,000   Victoria County, Texas Hospital Revenue (Floaters --
                                    Series 959) VRDN 2.73% due 01/01/2016 (a)(b) ...........     5,645,000
                      4,840,000   Williamson County, Texas (Putters -- Series 410) VRDN
                                    2.74% due 02/15/2012 (a)(b) ............................     4,840,000
-----------------------------------------------------------------------------------------------------------------
Utah --              77,150,000   Emery County, Utah PCR (Pacificorp Projects) DDN
2.1%                                2.74% due 11/01/2024 (a) ...............................    77,150,000
                      3,355,000   Logan City, Utah Revenue (Integrated System Inc. --
                                    Series A) VRDN 2.85% due 06/01/2014 (a) ................     3,355,000
                                  Murray City, Utah Hospital Revenue (Health Services
                                    Inc.) DDN:
                     65,600,000     (Series C) 2.74% due 05/15/2036 (a) ....................    65,600,000
                     50,200,000     (Series D) 2.73% due 05/15/2036 (a) ....................    50,200,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Utah                 $14,790,000   Utah Housing Corp. S/F Mortgage Revenue VRDN
(continued)                          (Series F-1) 2.83% due 01/01/2034 (a) ....................   $14,790,000
                       5,795,000   Utah Transportation Authority Sales Tax Revenue
                                     (Putters -- Series 1107) VRDN 2.74% due
                                     06/15/2013 (a) ...........................................     5,795,000
                                   Utah Water Finance Agency Revenue VRDN:
                       12,100,000    (Series A-4) 2.74% due 07/01/2029 (a) ....................    12,100,000
                        7,450,000    (Series A-5) 2.74% due 10/01/2027 (a) ....................     7,450,000
                       13,150,000    (Series A-6) 2.77% due 10/01/2030 (a) ....................    13,150,000
                       12,000,000    (Series A-8) 2.74% due 07/01/2032 (a) ....................    12,000,000
                        9,000,000    (Series A-9) 2.74% due 07/01/2034 (a) ....................     9,000,000
                       12,400,000    (Series A-11) 2.74% due 07/01/2031 (a) ...................    12,400,000
                       13,100,000    (Series A-12) 2.74% due 10/01/2035 (a) ...................    13,100,000
                       20,000,000  Weber County, Utah Hospital Revenue (Health
                                     Services -- Series C) VRDN 2.74% due 02/15/2035 ..........    20,000,000
-----------------------------------------------------------------------------------------------------------------
Vermont --              1,405,000  Vermont EDA IDR (Huber & Suhner -- Series A)
0.1%                                 VRDN 2.80% due 10/01/2016 (a) ............................     1,405,000
                        5,800,000  Vermont Educational & Health Building Finance Agency
                                     Revenue (Middlebury College Project -- Series A)
                                     FXRDN 3.60% due 11/01/2006 ...............................     5,800,000
                        8,895,000  Vermont State Student Assistance Corp. (Student Loan
                                     Revenue) VRDN 2.70% due 01/01/2008 (a) ...................     8,895,000
-----------------------------------------------------------------------------------------------------------------
Virginia --             7,000,000  Charles City County, Virginia EDA Solid Waste Disposal
1.4%                                  Revenue (Waste Management Inc. Project -- Series A)
                                      VRDN 2.75% due 02/01/2029 (a) ............................    7,000,000
                       10,610,000  Fairfax County, Virginia EDA Student Housing Revenue
                                      (George Mason Unified Foundation Incorporated
                                      Project) VRDN 2.70% due 02/01/2029 (a) ...................   10,610,000
                       32,000,000  Fairfax County, Virginia IDA Revenue (Inova Health
                                      System Project -- Series A-1) VRDN 2.68% due
                                      05/15/2035 (a) ...........................................   32,000,000
                        3,395,000  Hampton, Virginia IDA Exempt Facilities Revenue
                                      (USA Waste of Virginia Landfills) VRDN 2.75%
                                      due 04/01/2013 (a) .......................................    3,395,000

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
==========================================================================================================
                                                                                                  Value
                   Face Amount                               Issue                              (Note 1a)
==========================================================================================================
Virginia            $ 8,800,000   Lexington, Virginia IDA Hospital Facilities Revenue
(continued)                         (Merlots -- Series E-01) VRDN 2.78% due
                                    07/01/2030 (a)(b) .....................................  $ 8,800,000
                      2,265,000   Loudoun County, Virginia Water Sewer Revenue (ROCS
                                    RR II R 6511) VRDN 2.74% due 01/01/2024 (a)(b) ........    2,265,000
                     10,000,000   Municipal Securities Trust Certificates (Upper
                                    Occoquan Sewer Authority Virginia -- Class A --
                                    Series 2001-159) DDN 2.73% due 03/19/2015 (a)(b) ......   10,000,000
                                  Norfolk, Virginia IDA Pool Finance (Sentara Health
                                    System Group) CP:
                     38,000,000     2.79% due 12/07/2005 ..................................   38,000,000
                     36,300,000     2.82% due 12/09/2005 ..................................   36,300,000
                      6,000,000   Norfolk, Virginia Redevelopment & Housing Authority
                                    Revenue (Old Dominion University Project -- Series B)
                                    VRDN 2.70% due 08/01/2033 (a) .........................    6,000,000
                      3,175,000   Portsmouth, Virginia (ROCS RR II R 6054) VRDN
                                    2.74% due 04/01/2021 (a)(b) ...........................    3,175,000
                     17,495,000   Richmond, Virginia IDA Educational Facilities
                                    (Church Schools) DDN 2.72% due 05/01/2035 (a) .........   17,495,000
                     11,385,000   Suffolk, Virginia IDA Residential Care Facilities
                                    Revenue (Lake Prince Center Project) VRDN 2.85%
                                    due 10/01/2031 (a) ....................................   11,385,000
                     25,000,000   Virginia State Housing Development Authority (Series C)
                                    FXRDN 3.03% due 05/16/2006 ............................   25,000,000
----------------------------------------------------------------------------------------------------------
Washington --         5,000,000   ABN-AMRO Muni Tops 2001-01 -- King County,
2.3%                                Washington VRDN 2.76% due 07/01/2006 (a)(b) ...........    5,000,000
                      3,050,000   Bellevue, Washington (Eagle 2004-1011 -- Series A)
                                    VRDN 2.74% due 12/01/2043 (a)(b) ......................    3,050,000
                      4,490,000   Central Puget Sound Washington Regional Authority
                                    Sales & Use Tax Revenue (Putters -- Series 755)
                                    VRDN 2.74% due 11/01/2012 (a)(b) ......................    4,490,000
                      5,560,000   Clark County, Washington (Putters -- Series 540)
                                    VRDN 2.74% due 06/01/2012 (a)(b) ......................    5,560,000

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
============================================================================================================
                                                                                                   Value
                   Face Amount                               Issue                               (Note 1a)
============================================================================================================
Washington         $ 6,520,000   Clark County, Washington Public Utilities District
(continued)                        (Merlots -- Series A-03) VRDN 2.72%
                                   due 01/01/2010 (a)(b) ....................................  $ 6,520,000
                    26,745,000   Eagle Tax-Exempt Trust -- Port of Seattle, Washington
                                   Passenger Facility Charge (Series 984705) VRDN
                                   2.74% due 12/01/2019 (a)(b) ..............................   26,745,000
                    14,680,000   Eagle Tax-Exempt Trust -- Washington State Public
                                   Power Supply System (Nuclear Project Number 1 --
                                   Series 964702) VRDN 2.74% due 07/01/2011 (a)(b) ..........   14,680,000
                     4,800,000   Goat Hill, Washington Lease Revenue (Putters --
                                   Series 705) VRDN 2.74% due 12/01/2012 (a)(b) .............    4,800,000
                     1,335,000   Goat Hill, Washington Lease Revenue (ROCS RR II
                                   R 2173) VRDN 2.74% due 12/01/2023 (a)(b) .................    1,335,000
                     3,505,000   Grant County, Washington Public Utilities District
                                   Electric Revenue (ROCS RR II R 2039) VRDN 2.74%
                                   due 01/01/2019 (a)(b) ....................................    3,505,000
                     5,665,000   King City, Washington (Putters -- Series 1015) VRDN
                                   2.74% due 06/01/2013 (a)(b) ..............................    5,665,000
                     6,240,000   King City, Washington (ROCS RR II R 2119) VRDN
                                   2.74% due 06/01/2021 (a)(b) ..............................    6,240,000
                    23,600,000   Municipal Securities Trust Certificate (Washington State
                                   Motor Vehicle Fuel -- Class A -- Series 2001-112)
                                   DDN 2.73% due 01/07/2021 (a)(b) ..........................   23,600,000
                     2,995,000   Pierce County, Washington School District (Floaters --
                                   Series 1116) VRDN 2.73% due 12/01/2023 (a)(b) ............    2,995,000
                    11,940,000   Pierce County, Washington School District (Putters --
                                   Series 950) VRDN 2.74% due 06/01/2013 (a)(b) .............   11,940,000
                       995,000   Port Seattle, Washington Revenue (ROCS RR II R 329)
                                   VRDN 2.78% due 04/01/2016 (a)(b) .........................      995,000
                    11,000,000   Port Seattle, Washington Revenue (ROCS RR II R 7015)
                                   VRDN 2.74% due 03/01/2022 (a)(b) .........................   11,000,000
                     5,675,000   Port Tacoma, Washington Revenue (Merlots --
                                   Series A-123) VRDN 2.77% due 12/01/2008 (a)(b) ...........    5,675,000
                     3,215,000   Seattle, Washington Housing Authority Revenue
                                   (Wedgewood Estates Project) VRDN 2.77%
                                   due 09/01/2036 (a) .......................................    3,215,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
========================================================================================================
                                                                                             Value
                   Face Amount                               Issue                         (Note 1a)
========================================================================================================
Washington         $ 2,420,000   Seattle, Washington Housing Authority Revenue
(continued)                        (Newholly Project -- Phase III) VRDN 2.77%
                                   due 12/01/2034 (a) ................................  $ 2,420,000
                     9,680,000   Seattle, Washington Municipal Light & Power
                                   Revenue (Municipal Securities Trust -- SGA 85)
                                   DDN 2.73% due 10/01/2023 (a)(b) ...................    9,680,000
                     6,775,000   Seattle, Washington Municipal Light & Power
                                   Revenue (Putters -- Series 668) VRDN 2.74%
                                   due 08/01/2012 (a)(b) .............................    6,775,000
                    18,500,000   Snohomish County, Washington Public Utility
                                   District (#001 Electric Revenue Municipal
                                   Securities Trust Receipts -- SGA-124) DDN 2.73%
                                   due 12/01/2024 (a)(b) .............................   18,500,000
                     5,220,000   Snohomish County, Transit Infrastructure Bank
                                   Revenue (Putters -- Series 316) VRDN 2.74%
                                   due 12/01/2023 (a)(b) .............................    5,220,000
                     8,750,000   Washington State Economic Development Finance
                                   Authority EDR (Mount Ainstar Resort -- Series C)
                                   DDN 2.83% due 10/01/2023 (a) ......................    8,750,000
                     4,000,000   Washington State Economic Development Finance
                                   Authority Solid Waste Disposal Revenue (Waste
                                   Management Inc. Project -- Series D) VRDN 2.75%
                                   due 07/01/2027 (a) ................................    4,000,000
                    20,000,000   Washington State Housing Finance Community
                                   Nonprofit Housing Revenue (Emerald Heights Project)
                                   DDN 2.67% due 07/01/2033 (a) ......................   20,000,000
                    17,885,000   Washington State Housing Finance Community
                                   Nonprofit Housing Revenue (Kenney Home Project)
                                   VRDN 2.60% due 12/01/2031 (a) .....................   17,885,000
                    10,620,000   Washington State Housing Finance Community M/F
                                   Housing Revenue (Country Club Apartments --
                                   Series A) DDN 2.78% due 08/01/2032 (a) ............   10,620,000
                    10,395,000   Washington State Housing Finance Community M/F
                                   Revenue (Merrill Gardens Renton -- Series A)
                                   VRDN 2.79% due 12/01/2040 (a) .....................   10,395,000

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
============================================================================================================
                                                                                                  Value
                   Face Amount                               Issue                              (Note 1a)
============================================================================================================
Washington         $ 5,715,000   Washington State Floating Certificates Trust --
(continued)                        Austin Trust (Series 2002-C) GO VRDN 2.78%
                                   due 07/01/2023 (a) .....................................  $ 5,715,000
                    21,890,000   Washington State (Eagle 720050037 CL-A) VRDN
                                   2.74% due 01/01/2024 (a)(b) ............................   21,890,000
                    15,985,000   Washington State (Floaters -- Series 2000-389) GO
                                   VRDN 2.73% due 07/01/2018 (a)(b) .......................   15,985,000
                     6,785,000   Washington State (Putters -- Series 748) VRDN 2.74%
                                   due 01/01/2013 (a)(b) ..................................    6,785,000
                     8,290,000   Washington State (Putters -- Series 1109) VRDN 2.74%
                                   due 07/01/2013 (a)(b) ..................................    8,290,000
                     4,360,000   Washington State (Putters -- Series 1141) VRDN 2.74%
                                   due 07/01/2013 (a)(b) ..................................    4,360,000
                     8,625,000   Washington State (ROCS RR II R 4077) VRDN 2.74%
                                   due 07/01/2024 (a)(b) ..................................    8,625,000
                     5,215,000   Washington State (Merlots -- Series A-05) GO VRDN
                                   2.72% due 01/01/2013 (a)(b) ............................    5,215,000
                     6,305,000   Washington State (Merlots -- Series A-101) GO VRDN
                                   2.72% due 07/01/2019 (a)(b) ............................    6,305,000
------------------------------------------------------------------------------------------------------------
West Virginia --     2,540,000   Cabell County, West Virginia Building Community
0.3%                               Revenue (Pressley Ridge School Project) VRDN 2.77%
                                   due 08/01/2022 (a) .....................................    2,540,000
                    15,500,000   Putnam County, West Virginia Solid Waste Disposal
                                   Revenue (Toyota Manufacturing Project -- Series A)
                                   VRDN 2.75% due 04/01/2030 (a) ..........................   15,500,000
                     5,900,000   West Virginia Higher Educational Pool Community
                                   Revenue (ROCS RR II R 2210) VRDN 2.74%
                                   due 04/01/2023 (a)(b) ..................................    5,900,000
                                 West Virginia State VRDN:
                     5,270,000     (Putters -- 1112) 2.74% due 06/01/2013 (a)(b) ..........    5,270,000
                     5,000,000     (Putters -- 1114) 2.74% due 06/01/2013 (a)(b) ..........    5,000,000
                    10,935,000   West Virginia State Hospital Finance Authority Revenue
                                   (Pallottine Health -- Series A-1) VRDN 2.72%
                                   due 10/01/2033 (a) .....................................   10,935,000

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
============================================================================================================
                                                                                               Value
                   Face Amount                               Issue                           (Note 1a)
============================================================================================================
West Virginia      $ 3,860,000    West Virginia University Revenue (Merlots --
(continued)                        Series A-15) VRDN 2.72% due 04/01/2028 (a) ..........  $ 3,860,000
------------------------------------------------------------------------------------------------------------
Wisconsin --        18,985,000    ABN-AMRO Muni Tops 2001-32 -- Wisconsin State
3.8%                               VRDN 2.76% due 05/01/2022 (a)(b) ....................   18,985,000
                    16,500,000    Appleton, Wisconsin Area School District TRAN 4.00%
                                   due 09/29/2006 ......................................   16,652,985
                    15,000,000    Appleton, Wisconsin Redevelopment Authority Revenue
                                   (Fox Cities Arts Center -- Series B) VRDN 2.75%
                                   due 06/01/2036 (a) ..................................   15,000,000
                       700,000    Janesville, Wisconsin IDR (Lamson & Session Co.
                                   Project) VRDN 2.83% due 09/01/2007 (a) ..............      700,000
                     3,185,000    Manitowoc, Wisconsin Electric Revenue (ROCS RR II
                                   R 2177) VRDN 2.74% due 10/01/2024 (a)(b) ............    3,185,000
                    18,200,000    Milwaukee, Wisconsin Redevelopment Authority
                                   Revenue (Cathedral Place Packing Facilities Project)
                                   VRDN 2.73% due 05/01/2025 (a) .......................   18,200,000
                    14,965,000    Milwaukee, Wisconsin Redevelopment Authority
                                   Revenue (Milwaukee YMCA Project) DDN 2.78%
                                   due 07/01/2034 (a) ..................................   14,965,000
                    10,000,000    Milwaukee, Wisconsin Redevelopment Authority
                                   Revenue (University of Wisconsin -- Kenilworth
                                   Project) VRDN 2.70% due 09/01/2040 (a) ..............   10,000,000
                     3,850,000    Milwaukee, Wisconsin Redevelopment Authority
                                   Revenue (Wisconsin Humane Society Inc. Project)
                                   VRDN 2.85% due 03/01/2019 (a) .......................    3,850,000
                     4,950,000    Northland Pines School District Wisconsin TRAN 4.25%
                                   due 10/12/2006 ......................................    5,006,741
                     2,690,000    Sturtevant, Wisconsin IDR (Andis Co. Project --
                                   Series A) VRDN 2.84% due 12/01/2016 (a) .............    2,690,000
                     2,900,000    Waukesha, Wisconsin Housing Authority Revenue
                                   (Hart Park Square Project) VRDN 2.85%
                                   due 03/01/2034 (a) ..................................    2,900,000
                    12,745,000    West Allis, Wisconsin Revenue State Fair Park
                                   Exposition VRDN 2.73% due 08/01/2028 (a) ............   12,745,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================

Wisconsin          $ 5,000,000   Wisconsin State (Eagle 2004-1009 A) VRDN 2.74%
(continued)                        due 05/01/2008 (a)(b) ...................................   $ 5,000,000
                     8,975,000   Wisconsin State (Putters -- Series 531) VRDN 2.74%
                                   due 11/01/2012 (a)(b) ...................................     8,975,000
                                 Wisconsin State GO CP:
                    37,190,000     (Series 2000-B) 2.80% due 12/06/2005 ....................    37,190,000
                    28,390,000     (Series 2000-C) 2.80% due 12/06/2005 ....................    28,390,000
                    17,300,000     (Series 2002-A) 2.72% due 11/21/2005 ....................    17,300,000
                    16,700,000     (Series 2004-A) 2.73% due 11/09/2005 ....................    16,700,000
                    25,300,000     (Series 2004-A) 2.71% due 11/10/2005 ....................    25,300,000
                    33,750,000     (Series 2004-A) 2.72% due 11/21/2005 ....................    33,750,000
                    16,250,000     (Series 2004-A) 2.81% due 12/05/2005 ....................    16,250,000
                     1,675,000     (Series 2004-A) 2.80% due 12/06/2005 ....................     1,675,000
                                 Wisconsin State Health & Educational Facilities
                                   Authority Revenue (Gunersen Lutheran) DDN:
                    21,375,000     (Series A) 2.73% due 12/01/2015 (a) .....................    21,375,000
                    30,645,000     (Series B) 2.73% due 12/01/2029 (a) .....................    30,645,000
                     1,750,000   Wisconsin State Health & Educational Facilities
                                   Authority Revenue (Hospicecare Holdings Inc.)
                                   VRDN 2.73% due 05/01/2030 (a) ...........................     1,750,000
                     7,000,000   Wisconsin State Health & Educational Facilities
                                   Authority Revenue (Lutheran College) VRDN 2.78%
                                   due 09/01/2031 (a) ......................................     7,000,000
                    12,000,000   Wisconsin State Health & Educational Facilities
                                   Authority Revenue (Oakwood Village) VRDN 2.73%
                                   due 03/01/2035 (a) ......................................    12,000,000
                     1,930,000   Wisconsin State Health & Educational Facilities
                                   Authority Revenue (Riverview Hospital) DDN 2.78%
                                   due 10/01/2030 (a) ......................................     1,930,000
                    18,450,000   Wisconsin State Health & Educational Facilities
                                   Authority Revenue (SSM Health Care -- Series 98-B)
                                   DDN 2.78% due 12/01/2032 (a) ............................    18,450,000
                     6,075,000   Wisconsin State Health & Educational Facilities
                                   Authority Revenue (St. Johns Community
                                   Radianassurance) VRDN 2.75% due 10/01/2022 (a) ..........     6,075,000

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
October 31, 2005 (Unaudited)
=================================================================================================================
                                                                                                        Value
                   Face Amount                               Issue                                    (Note 1a)
=================================================================================================================
Wisconsin        $  18,170,000  Wisconsin State Health & Educational Facilities
(continued)                       Authority Revenue (Wisconsin Lutheran College
                                  Project) DDN 2.78% due 06/01/2033 (a) ...................... $     18,170,000
                                Wisconsin State Petroleum Inspection Fee Revenue
                                  Bonds CP:
                    30,000,000    2.80% due 11/04/2005 .......................................       30,000,000
                    16,000,000    2.73% due 11/09/2005 .......................................       16,000,000
                    16,300,000    2.71% due 11/10/2005 .......................................       16,300,000
                    80,000,000    2.75% due 11/15/2005 .......................................       80,000,000
-----------------------------------------------------------------------------------------------------------------
Wyoming --                      Laramie County, Wyoming IDR (Cheyenne Light
0.1%                              Fuel & Power Co.) VRDN:
                     5,000,000    (Series 97-A) 2.84% due 03/01/2027(a) ......................        5,000,000
                     3,500,000    (Series 97-B) 2.84% due 09/01/2021 (a) .....................        3,500,000
-----------------------------------------------------------------------------------------------------------------
                                Total Investments (Cost $15,206,628,212) -- 99.6% ..............$15,206,628,212
-----------------------------------------------------------------------------------------------------------------
                                Other Assets Less Liabilities -- 0.4% ......................         57,880,649
-----------------------------------------------------------------------------------------------------------------
                                Net Assets .....................................................$15,264,508,861
=================================================================================================================

(a) The interest rate is subject to change periodically based on a certain index. The rates shown are those in effect at October 31, 2005. For variable rate demand instruments, the next coupon date on which the interest is to be adjusted is deemed the maturity date for valuation.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At period end, the value of these securities amounted to $3,585,114,500 or 23.5% of net assets.

--------------------------------------------------------------------------------
Portfolio Abbreviations for Master Institutional Tax-Exempt Fund

BAN       Bond Anticipation Notes     GO      General Obligation                   PCR      Pollution Control Revenue
CP        Commercial Paper            IDA     Industrial Development Authority     RAN      Revenue Anticipation Notes
DDN       Daily Demand Notes          IDB     Industrial Development Board         S/F      Single Family
EDA       Economic Development        IDC     Industrial Development               TAN      Tax Anticipation Notes
          Authority                           Corporation
EDR       Economic Development        IDR     Industrial Development               TRAN     Tax Revenue Anticipation
          Revenue                             Revenue                                       Notes
FXRDN     Fixed Rate Demand Notes     M/F     Multi-Family                         VRDN     Variable Rate Demand Notes

--------------------------------------------------------------------------------


See Notes to Financial Statements.

-------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Statement of Assets and Liabilities
October 31, 2005 (Unaudited)
=====================================================================================

Assets:
Total investments, at amortized cost and value (Note 1a) .........    $15,206,628,212
Cash .............................................................          3,250,913
Receivable for investments sold ..................................        109,845,504
Interest receivable ..............................................         63,748,437
                                                                      ---------------
   Total assets ..................................................     15,383,473,066
                                                                      ---------------
Liabilities:
Advisory fee payable (Note 2) ....................................            651,634
Payable for investments purchased ................................        118,250,000
Accrued expenses .................................................             62,571
                                                                      ---------------
   Total liabilities .............................................        118,964,205
                                                                      ---------------
Net Assets applicable to investors' interests ....................    $15,264,508,861
                                                                      ===============
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals ..........    $15,264,508,861
                                                                      ===============

-------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Statement of Operations
For the Six Months Ended October 31, 2005 (Unaudited)
=====================================================================================
Investment Income:
Interest and discount earned .....................................       $183,826,692
                                                                         ------------
Expenses:
Investment advisory fee (Note 2) .................................          3,577,595
Accounting and custodian services ................................            150,142
Dividend and transfer agency fee .................................             28,342
                                                                         ------------
   Total expense .................................................          3,756,079
                                                                         ------------
   Net investment income .........................................        180,070,613
   Net realized loss from investment transactions ................             (4,364)
                                                                         ------------
Net Increase in Net Assets Resulting From Operations .............       $180,066,249
                                                                         ============

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund                                                            Six Months               Year
Statement of Changes in Net Assets (Unaudited)                                                    Ended                 Ended
                                                                                             October 31, 2005       April 30, 2005
====================================================================================================================================
Increase in Net assets:
Operations:
Net investment income ...................................................................    $    180,070,613     $     198,953,488
Net realized loss from investment transactions ..........................................              (4,364)             (143,919)
                                                                                             ----------------     -----------------
Net increase in net assets resulting from operations ....................................         180,066,249           198,809,569
Capital Transactions:
Contributions from feeders ..............................................................       9,143,454,546        14,973,896,385
Withdrawals from feeders ................................................................      (6,680,675,626)      (13,576,470,785)
                                                                                             ----------------     -----------------
Net increase in net assets from capital transactions ....................................       2,462,778,920         1,397,425,600
                                                                                             ----------------     -----------------
Net increase in net assets ..............................................................       2,642,845,169         1,596,235,169
Net Assets:
Beginning of period .....................................................................      12,621,663,692        11,025,428,523
                                                                                             ----------------     -----------------
End of period ...........................................................................    $ 15,264,508,861     $  12,621,663,692
                                                                                             ================     =================

------------------------------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund                 Six Months                 Year Ended April 30,               For the Period
Supplementary Data (Unaudited)                         Ended         ---------------------------------------     January 14, 2002*
                                                   October 31, 2005       2005          2004         2003        to April 30, 2002
====================================================================================================================================
Ratio of expenses to average net assets .........         .05%(1)            .05%          .05%         .05%              .05%(1)
Ratio of net investment income to
 average net assets .............................        2.52%(1)           1.56%         1.01%        1.36%             1.47%(1)
Net Assets, end of period (000) .................   $15,264,509      $12,621,664   $11,025,429   $8,187,221        $4,474,011

(1) On an annualized basis.

*   Commencement of Operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Money Market Trust
Notes to Financial Statements (Unaudited)
================================================================================

1.   Significant Accounting Policies
Master Institutional Money Market Trust (the "Master Trust") is organized as a business trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 as an open-end management company. The Declaration of Trust permits the Trustees to issue unlimited beneficial interests in the Master Trust. Beneficial interests in the Master Trust are issued solely in private placement transactions to accredited investors. The Master Trust consists of three series, Master Premier Institutional Fund, Master Institutional Fund, and Master Institutional Tax-Exempt Fund, (collectively, the "Master Funds").

     The Master Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Master Trust in conformity with accounting principles generally accepted in the United States of America.

     (a) The value of the Master Premier Institutional and Master Institutional Funds' portfolio securities is determined on the basis of fair value as determined in good faith by the Board of Trustees (the "Trustees") of the Master Trust. In determining fair value, securities for which market quotations are readily available are valued at market value. Other securities, if any, are valued at their fair value in the best judgement of Fund Asset Management, L.P. ("FAM") under procedures established by, and under the supervision of, the Trustees. Securities with remaining maturities of 60 days of less are valued by use of the amortized cost method. Master Institutional Tax-Exempt portfolio securities are carried at amortized cost which approximates market value.

     For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is deemed to be the demand notice payment period.

     The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), which is the limited partner.

     (b) The Master Funds are treated as partnerships for Federal tax purposes. No provision is made by the Master Funds for federal of state taxes on any taxable income of the Master Funds because each investor in the Master Funds is ultimately responsible for the payment of any taxes. Since the Master Funds' investors are regulated investment companies that invest substantially all of their assets in the Master Funds, the Master Funds normally must satisfy the applicable source of income and diversification requirements under the Internal Revenue Code in order for their respective investors to satisfy them.

     (c) Realized gains and losses on investments are computed on the basis of identified cost of the security sold.

     (d) Security transactions are accounted for on the date the securities are purchased or sold (the trade date). Interest income (after adjustments for amortization of premium or accretion of discount) is recorded as earned.

     (e) Repurchase agreements -- The Master Premier Institutional Fund and the Master Institutional Fund (the "Funds") invest in U.S. Government & Agency securities pursuant to repurchase agreements with member banks of the Federal Reserve System of primary dealers in U.S.

--------------------------------------------------------------------------------
Master Institutional Money Market Trust
Notes to Financial Statements -- Continued (Unaudited)
================================================================================

Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Funds take possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

     (f) Securities lending -- The Master Premier Institutional Fund and Master Institutional Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund on the next business day. Where the Funds receive securities as collateral for the loaned securities, they collect a fee from the borrower. The Funds typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Funds receive cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Funds may pay reasonable finder's, lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2.   Investment Advisory Fees and Other Transactions with Affiliates
FAM, a subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), manages each Master Fund's investments under the overall supervision of The Board of Trustees of The Master Trust. Each Master Fund pays FAM a fee at the annual rate of 0.05% of average daily net assets. Effective May 13, 2005, FAM agreed to voluntarily waive a portion of the advisory fee for the Master Premier Institutional Fund. FAM may discontinue waiver of the fee in whole or in part at any time without notice.

     The Funds have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML&Co., or its affiliates. As of October 31, 2005, the Master Premier Institutional Fund and the Master Institutional Fund did not have any securities on loan to MLPF&S or its affiliates. Pursuant to that order, the Funds have also retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or it affiliates. For the six months ended October 31, 2005, MLIM, LLC received $11,239 in securities lending agent fees from the Master Premier Institutional Fund.

     All officers and certain trustees of the Trust are affiliated with Merrill Lynch & Co., Inc.

--------------------------------------------------------------------------------
Disclosure of Investment Advisory Agreement
================================================================================

Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only association with Fund Asset Managers, L.P. (the "Investment Advisor') or other Merrill Lynch affiliates is as a trustee of each Fund and certain other funds advised by the Investment Advisor or its affiliates. The Chair of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each regular Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the each Fund's/Portfolio's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to each Fund/Portfolio by the personnel of the Investment Adviser and their affiliates, including administrative services, shareholders services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to each Fund/Portfolio by certain unaffiliated service providers.

     At various times throughout the year, the Board considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund/Portfolio, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Portfolio operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's/ Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

     The Board believes that the Investment Adviser is one of the most experienced global asset management firms and has concluded that the overall services provided by the Investment Adviser generally to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board regularly discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps including possible changes in investment personnel.

--------------------------------------------------------------------------------
Disclosure of Investment Advisory Agreement -- Continued
================================================================================

Annual Consideration of Approval by the Board of Trustees

Prior to the Board meeting to consider renewal of each Investment Advisory Agreement, the Board received materials specifically relating to each Fund's/Portfolio's Investment Advisory Agreement. These materials are prepared separately with respect to each Fund/Portfolio, and include (a) information compiled by Lipper Inc. ('Lipper") on the fees and expenses and the investment performance of the Fund/Portfolio as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for each Fund; (c) a discussion by the Fund's/Portfolio's portfolio management team on investments strategies used by the Fund/Portfolio during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund/Portfolio; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to other Institutional clients. The Board also considered other matters it deemed important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund/Portfolio portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and their affiliates from their relationships with the Fund/Portfolio. The Board also took into account regular reports made by the Fund's/Portfolio's portfolio manager at regular meetings of the Board and discussions that took place at those meetings.

Certain Specific Renewal Data
In connection with the most recent renewal of each Fund's/Portfolio's Investment Advisory Agreement in August 2005, the independent trustees' and Board review included the following:

     Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focuses primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund/Portfolio by the Investment Adviser were satisfactory. The Board compares Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

     The Board considered performance within the comparable group after fees and expenses as of May 31, 2005 as reflected in the following table.

                                   Quintile     Quintile     Quintile
Fund                                1 Year       3 Years     5 Years
----                               --------     --------     --------
Premier Institutional Fund            1             1            1
Institutional Fund                    2             2            2
Government Fund                       1             1            1
Treasury Fund                         1             1            2
Institutional Tax-Exempt Fund         1             1            1

--------------------------------------------------------------------------------
Disclosure of Investment Advisory Agreement -- Continued
================================================================================

     Considering these factors, the Board concluded that the nature and quality of the services provided supported the continuation of each Investment Advisory Agreement.

     The Investment Adviser's Personnel and Investment Process -- The Board reviewed each Fund's/Portfolio's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's money market investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's/Portfolio's portfolio managers. The Board considered the experience of each Fund's/ Portfolio's portfolio manager. The Board noted that Mr. Walsh, the portfolio manager of Merrill Lynch Premier Institutional Fund and Merrill Lynch Institutional Fund has over ten years of experience in portfolio management. The Board noted that Mr. Ng, the portfolio manager of Merrill Lynch Government Fund and Merrill Lynch Treasury Fund has over twenty years of experience in portfolio management. The Board noted that Mr. Schiatta, the portfolio manager of Merrill Lynch Institutional Tax-Exempt Fund has over fifteen years of experience in portfolio management. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by each Series. The Board concluded that each Fund/Portfolio benefits from that expertise.

     Management Fees and Other Expenses -- The Board reviewed each Fund's/Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compared each Fund's total expenses to those of other, comparable funds. The Board noted that, as a general matter, the fees were comparable to fees charged to other institutional clients. The Board noted that, with respect to Merrill Lynch Premier Institutional Fund, the contractual and actual management fee rates, as well as the total expenses, were lower than the median fees and expenses charged by comparable funds, as determined by Lipper. With respect to each of Merrill Lynch Institutional Fund and Merrill Lynch Institutional Tax-Exempt Fund, the Board noted that while the contractual management fee rate was lower than the fee rate charged by comparable funds, as determined by Lipper, the actual management fee rate and total expenses were higher than those charged by such comparable funds. The Board noted that with respect to Merrill Lynch Government Fund, the contractual and actual management fee rates, as well as the total expenses, were higher than the median fees and expenses charged by comparable funds, as determined by Lipper. With respect to Merrill Lynch Treasury Fund, the Board noted that while the contractual management fee rate was higher than the management fee charged by comparable funds, as determined by Lipper, the actual management fee rate and total expenses were equal to the median fees and expenses charged by such comparable funds. The Board

--------------------------------------------------------------------------------
Disclosure of Investment Advisory Agreement -- Continued
================================================================================

has concluded that each Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other, comparable funds.

     Profitability -- The Board considered the cost of the services provided to each Fund/Portfolio by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of each Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of each Fund/Portfolio and concluded that there was a reasonable basis for the allocation. The Board concluded that the Investment Adviser's profits were reasonable in relation to the nature and quality of services provided. The Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions.

     Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of each Fund/Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable each Fund/Portfolio to participate in these economies of scale. The Board concluded that the management fees of each Fund/Portfolio appropriately reflected economies of scale.

Conclusion
After the independent trustees deliberated in executive session, each entire Board, including all of the independent trustees, approved the renewal of each existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of each Fund/Portfolio and its shareholders.

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND PORTFOLIO MANAGERS
================================================================================

                                                                                                              Other
                              Position(s)      Length                                                      Directorships
                                 Held         of Time                                                        Held by
Name, Address & Age            with Fund       Served      Principal Occupation(s) During Past 5 Years       Trustee
---------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
---------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*           Presiden        2005 to     President of MLIM/FAM-advised funds                 None
P.O. Box 9011                     and          present     since 2005; President of MLIM and FAM
Princeton, NJ 08543-9011        Trustee                    since 2001; Co-Head (Americas Region)
Age: 50                                                    thereof from 2000 to 2001 and Senior Vice
                                                           President from 1999 to 2001; President and
                                                           Director of Princeton Services, Inc.
                                                           (Princeton Services) since 2001; President of
                                                           Princeton Administrators, L.P. (Princeton
                                                           Administrators) since 2001; Chief
                                                           Investment Officer of Oppenheimer Funds,
                                                           Inc. in 1991 to 1999.
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Doll is director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment advisor. Mr. Doll is an "interested person", as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 or the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.
--------------------------------------------------------------------------------

                                                                                                                Other
                              Position(s)      Length                                                       Directorships
                                  Held         of Time                                                         Held by
Name, Address & Age            with Fund      Served**    Principal Occupation(s) During Past 5 Years          Trustee
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------
David O. Beim***               Trustee        2 years     Professor of Finance and Economics at the             None
P.O. Box 9095                                             Columbia University Graduate School of
Princeton, NJ 08543-9095                                  Business since 1991; Chairman of Outward
Age: 64                                                   Bound U.S.A. from 1997 to 2001; Chairman
                                                          of Wave Hill, Inc. since 1990; Trustee of
                                                          Phillips Exeter Academy since 2002.
--------------------------------------------------------------------------------------------------------------------------
James T. Flynn                 Trustee        9 years     Chief Financial Officer of J.P. Morgan &              None
P.O. Box 9095                                             Co., Inc. from 1990 to 1995 and an
Princeton, NJ 08543-9095                                  employee of J.P. Morgan in various capacities
Age: 65                                                   from 1967 to 1995.
--------------------------------------------------------------------------------------------------------------------------
W. Carl Kester                 Trustee        9 years     Mizuho Financial Group Professor of                   None
P.O. Box 9095                                             Finance; Senior Associate Dean and
Princeton, NJ 08543-9095                                  Chairman of the MBA Program of Harvard
Age: 53                                                   University Graduate School of Business
                                                          Administration since 1999; member of the
                                                          Faculty of Harvard Business School since
                                                          1981; Independent Consultant since 1978.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND PORTFOLIO MANAGERS -- Continued
================================================================================

                                                                                                                    Other
                                   Position(s)     Length                                                        Directorships
                                      Held         of Time                                                          Held by
Name, Address & Age                 with Fund      Served**    Principal Occupation(s) During Past 5 Years          Trustee
------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)
------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards+                    Trustee       2 years     President of Robards & Company, a financial            None
P.O. Box 9095                                                  advisory firm since 1987; formerly an investment
Princeton, NJ 08543-9095                                       banker with Morgan Stanley for more than ten
Age: 55                                                        years; Director of Enable Medical Corp. since 1996;
                                                               Director of AtriCure, Inc. since 2000; Director of
                                                               CineMuse Inc. from 1996 to 2000; Director of the
                                                               Cooke Center for learning and development, a
                                                               not-for-profit organization, since 1987.
------------------------------------------------------------------------------------------------------------------------------

** Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's by-laws or charter or by statute.
***  Chairman of Audit Committee.
+    Chairman of the Board

--------------------------------------------------------------------------------
Fund Officers* and Portfolio Managers
--------------------------------------------------------------------------------
Barry F.X. Smith
  Senior Vice President
John Ng
  Vice President & Portfolio Manager
Kevin Schiatta
  Vice President & Portfolio Manager
P. Michael Walsh
  Vice President & Portfolio Manager
William M. Breen
  Treasurer
Donald C. Burke
  Vice President
Jeffrey Hiller
  Chief Compliance Officer
Alice A. Pellegrino
  Secretary
--------------------------------------------------------------------------------
*    Officers of the Trust serve at the pleasure of the Board of Trustees.

--------------------------------------------------------------------------------
Further information about the Trust's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-225-1576.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Availability of Quarterly Schedule of Investments
================================================================================

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADMINISTRATOR & DISTRIBUTOR
Merrill Lynch Funds Distributor, Inc.
One Financial Center -- 23rd Floor
Boston, Massachusetts 02111

INVESTMENT ADVISER
Fund Asset Management, L.P.
P.O. Box 9011
Princeton, New Jersey 08543-9011

CUSTODIAN & TRANSFER AGENT
State Street Bank & Trust Company
P.O. Box 8118
Boston, Massachusetts 02266-8118

LEGAL COUNSEL
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the Funds. Statements and other information herein are as dated and subject to change.

#45846

Item 2 -  Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -  Audit Committee of Listed Registrants - Not Applicable

Item 6 -  Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -   Certifications - Attached hereto

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

          By:    /s/ Robert C. Doll, Jr.
                 ----------------------------------
                 Robert C. Doll, Jr.,
                 Chief Executive Officer of
                 Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

          Date: December 16, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          By:    /s/ Robert C. Doll, Jr.
                 ----------------------------------
                 Robert C. Doll, Jr.,
                 Chief Executive Officer of
                 Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

          Date: December 16, 2005

          By:    /s/ William M. Breen
                 ----------------------------------
                 William M. Breen,
                 Chief Financial Officer of
                 Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

          Date: December 16, 2005